Filed under Rule 497(c)
File No. 33-43446

PROSPECTUS / MAY 31, 2009

Legg Mason Partners Target
Retirement Series
Class A, C, FI, R, R1, I and IS Shares
Legg Mason Partners Target Retirement 2015
Legg Mason Partners Target Retirement 2020
Legg Mason Partners Target Retirement 2025
Legg Mason Partners Target Retirement 2030
Legg Mason Partners Target Retirement 2035
Legg Mason Partners Target Retirement 2040
Legg Mason Partners Target Retirement 2045
Legg Mason Partners Target Retirement 2050
Legg Mason Partners Target Retirement Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LEGG MASON GLOBAL ASSET ALLOCATION, LLC

New York City-based Legg Mason Global Asset Allocation, LLC, provides the day-to-day portfolio management of the funds. As of March 31, 2009, it provided discretionary and non-discretionary advisory services to clients with over $4.05 billion in fund-of-funds and manager-of-managers accounts in both proprietary and open-architecture arrangements across retail and institutional channels.

LEGG MASON’S INDEPENDENT INVESTMENT FIRMS

Legg Mason’s independent investment management firms are focused on their specific investment styles and asset classes to help meet the wide spectrum of client needs. Each of the following Legg Mason investment managers exercises independent decision making for funds sponsored by Legg Mason and its advisory affiliates. The investment managers listed below are the advisers for most of the underlying funds in which the Target Retirement Series funds may invest.

The Independent Investment Firms	Underlying Fund(s) Advised

Batterymarch Financial Management, Inc.

Batterymarch Financial Management was founded in 1969 and manages assets across nearly 50 equity markets. It was one of the first money managers to harness the power of the computer, using quantitative techniques to model traditional fundamental disciplines in equity research and management. Today it manages a wide selection of core and style products in U.S., non-U.S., emerging markets, and global and hedged equities, with strategies that are customized to capture the intricacies of specific sectors, markets/regions and asset classes.	• Legg Mason Emerging Markets Trust • Legg Mason International Equity Trust • Legg Mason Partners 130/30 U.S. Large Cap Equity Fund • Legg Mason Partners U.S. Large Cap Equity Fund
Brandywine Global Investment Management, LLC

Brandywine Global Investment Management is a mid-sized investment boutique located in Philadelphia, Pennsylvania. The firm uses a disciplined value approach to invest in U.S., international and global markets, managing equity, fixed-income and balanced portfolios.	• Global Opportunities Bond Fund • Legg Mason Classic Valuation Fund

ClearBridge Advisors, LLC

ClearBridge Advisors was introduced by Legg Mason, Inc. in early 2006, after Legg Mason’s acquisition of its predecessor firms. Focused on equity investing, ClearBridge Advisors traces its asset management strengths back over 40 years to a number of prominent firms, such as Smith Barney Asset Management, Loeb Rhoades Asset Management, Davis Skaggs Investment Management, Shearson Asset Management and Salomon Brothers Asset Management.
•   Legg Mason Partners Aggressive Growth Fund

•   Legg Mason Partners Appreciation Fund

•   Legg Mason Partners Capital Fund

•   Legg Mason Partners Fundamental Value Fund

•   Legg Mason Partners Investors Value Fund

•   Legg Mason Partners Large Cap Growth Fund

•   Legg Mason Partners Mid Cap Core Fund

•   Legg Mason Partners Small Cap Growth Fund

•   Legg Mason Partners Small Cap Value Fund

[This page is not part of the Prospectus.]

The Independent Investment Firms	Underlying Fund(s) Advised

Global Currents Investment Management, LLC

Global Currents Investment Management, located in Wilmington, Delaware, provides discretionary investment management services to a variety of clients, including institutions, individuals and U.S. and non-U.S. registered and unregistered pooled investment vehicles. Global Currents Investment Management was formed through the transfer of certain international and global investment management professionals and other personnel from Brandywine Global Investment Management, LLC, also a wholly-owned subsidiary of Legg Mason. The firm offers clients a range of international and global value equity investment management strategies.	• Legg Mason Partners International All Cap Opportunity Fund

Legg Mason Capital Management, Inc.

Legg Mason Capital Management, located in Baltimore, Maryland, has managed valuation-driven equity portfolios since the firm was formed in 1982. While markets have changed substantially since that time, the firm continues to follow an investment philosophy and process grounded in a disciplined valuation analysis, consistent with the classic investment management styles of Graham and Dodd.	• Legg Mason American Leading Companies Trust • Legg Mason Growth Trust, Inc. • Legg Mason Opportunity Trust • Legg Mason Special Investment Trust, Inc. • Legg Mason Value Trust, Inc.
Legg Mason International Equities Limited

London-based Legg Mason International Equities specializes in providing investment advice in a range of different international equity investment strategies. The firm manages assets for a diverse range of institutional clients across the globe and maintains a dedicated institutional marketing and client services team across a number of locations globally. In addition, it sub-advises mutual funds across a number of investment strategies within the Legg Mason mutual fund range for both institutional and high-net-worth investors.	• Legg Mason Partners Emerging Markets Equity Fund

Royce &Associates

For more than 30 years, Royce & Associates has specialized in managing portfolios invested in smaller companies, using a disciplined value approach that emphasizes risk management and adheres to a strict buy/sell discipline, regardless of market movements and trends.	• Royce Total Return Fund • Royce Value Fund

Western Asset Management Company

One of the world’s largest fixed-income investment managers, Western Asset Management Company offers portfolios designed to meet the needs of institutional and individual investors alike. With offices around the world, Western Asset provides investors with a broad array of investments representing a wide variety of global fixed-income investment strategies and markets.
•   Western Asset Absolute Return Portfolio

•   Western Asset Core Bond Portfolio

•   Western Asset Core Plus Bond Portfolio

•   Western Asset Emerging Markets Debt Portfolio

•   Western Asset High Yield Portfolio

•   Western Asset Non-U.S. Opportunity
Bond Portfolio

[This page is not part of the Prospectus.]

2

Legg Mason Partners
Target Retirement Series

Contents

Investments, risks and performance	2
Legg Mason Partners Target Retirement 2015	9
Legg Mason Partners Target Retirement 2020	11
Legg Mason Partners Target Retirement 2025	13
Legg Mason Partners Target Retirement 2030	15
Legg Mason Partners Target Retirement 2035	17
Legg Mason Partners Target Retirement 2040	19
Legg Mason Partners Target Retirement 2045	21
Legg Mason Partners Target Retirement 2050	23
Legg Mason Partners Target Retirement Fund	25
More on the funds’ investments	27
Investment strategies and related risks	37
Management	41
Choosing a class of shares to buy	43
Comparing the funds’ classes	45
Sales charges	47
More about contingent deferred sales charges	50
Retirement and institutional investors — eligible investors	51
Buying shares	53
Exchanging shares	54
Redeeming shares	56
Other things to know about transactions	58
Dividends, distributions and taxes	61
Share price	63
Financial highlights	65
Appendix A	A-1

Investments, risks and performance

About the funds

Each fund is a “fund of funds” — meaning it invests primarily in other funds. These underlying funds are open-end funds managed by the manager or its affiliates, or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers. The underlying funds’ investment objectives and their principal investment strategies are described under the heading entitled “More on the funds’ investments.”

Each fund is managed as an asset allocation program. Each fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The asset mix in each fund (other than the Retirement Fund) is managed to a specific target date included in its name (intended to coincide, generally, with an investor’s retirement year) and is designed for investors expecting to retire around the target date. The asset mix in each fund has been designed on the expectation that investors will begin to withdraw assets from the fund during the year specified in the fund’s name, but will continue to maintain a significant portion of their investment in the fund for a period of time — perhaps 10 to 20 years — following that date. The funds are not intended for investors who will need to withdraw all or the majority of their assets from a fund on the date specified in that fund’s name. The funds are managed with an assumption that you will not need, and therefore, not redeem most of the money invested in a fund for several years after the target date for retirement has been reached; you should take that into consideration when deciding on an investment in a fund. Over time, the allocation to asset classes will change according to a predetermined “glide path” shown in the chart on page 4. (The glide path represents the shifting of asset classes to a more conservative asset mix over time and does not apply to the Retirement Fund.)

The funds differ primarily due to their asset allocations among underlying funds. The subadviser allocates the assets of each fund with a target date (Target Retirement 2015, Target Retirement 2020, Target Retirement 2025, Target Retirement 2030, Target Retirement 2035, Target Retirement 2040, Target Retirement 2045 and Target Retirement 2050) among underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund’s name refers to the approximate retirement year of the investors for whom the fund’s asset allocation strategy is designed. The year specified in a fund’s name, however, is intended as a general guide, and may not necessarily represent an investor’s retirement year or the year when an investor may plan to withdraw substantially all of his or her assets from a fund. The Retirement Fund is designed for investors likely to want less volatility of principal during their retirement years. The subadviser allocates the Retirement Fund’s assets according to a static asset allocation that emphasizes fixed-income funds, but also includes equity and real estate funds.

Once a fund (other than the Retirement Fund) reaches its most conservative planned allocation, approximately 15 years after its stated retirement year, its allocation to equity funds will remain fixed at approximately 30% of the fund’s assets. The remainder will be invested in fixed-income funds and funds that invest in real estate-related securities, including real estate investment trusts (“REITs”). When the Target Allocation (i.e., the percentage allocation among underlying funds that invest in specific asset classes) of a fund with a target date matches the Retirement Fund’s Target Allocation (up to 15 years after the fund’s target date), the Board of Trustees (the “Board”) may combine the fund with the Retirement Fund, without shareholder approval.

Each fund currently invests in classes of shares of the underlying funds (other than ETFs) that are offered only to institutional and other eligible investors at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes.

Investing primarily in other funds presents special risks:

•	In addition to a fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. For instance, you will pay management fees of both the fund and the underlying funds, if any

•	One underlying fund may buy the same investments that another underlying fund sells. You would indirectly bear the costs of these trades without accomplishing any investment purpose

•	A fund’s Target Allocation is the measure of the percentage of the fund’s assets invested in underlying funds representing asset classes, not the percentage of investments in those asset classes that are held by an underlying fund. The underlying funds generally invest principally in investments constituting the asset class into which they have been classified by the subadviser (i.e., equity, fixed-income or real estate). However, the percentage of their investments in these asset classes may vary from time to time (subject to any applicable regulatory requirements). Thus, the percentage of their investments in a particular asset class held by a fund indirectly through its investment

2   Legg Mason Partners Funds

in underlying funds may vary substantially from its Target Allocation to that asset class. Investors should take this into account when determining whether a fund is an appropriate investment for them

•	If you do not hold fund shares in a tax-advantaged account, you may receive taxable gains from transactions by the underlying funds as well as taxable gains from transactions in shares of the underlying funds by a fund

Investment objective

The investment objective of each fund is to seek the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.

Principal investment strategies

Each fund will seek to achieve its objective by investing in a combination of underlying funds representing a variety of asset classes and investment styles. Each fund (other than the Retirement Fund) is managed to the specific target date included in its name (intended to coincide, generally, with an investor’s retirement year for an investor) included in its name. The year specified in a fund’s name, however, is intended as a general guide, and may not necessarily represent an investor’s retirement year or the year when an investor may plan to withdraw substantially all of his or her assets from a fund. The funds’ asset mixes will gradually become more conservative until approximately 15 years after the target date, at which time the asset mix will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After a fund reaches its target date, that fund, by following these investment strategies, seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age. When the Target Allocation of a fund with a target date matches the Retirement Fund’s Target Allocation (up to 15 years after the fund’s target date), the Board may combine the fund with the Retirement Fund, without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination is anticipated to be tax-free under current law. Shareholders will be provided with additional information at that time.

Each fund seeks to maintain a certain Target Allocation. The following chart shows the allocation by retirement year for broad asset classes (equity, fixed-income and real estate) as of the date of this Prospectus. The Target Allocation for each fund in specific asset classes is shown in the glide path chart on page 4. The funds’ shareholder reports set forth their actual allocation to individual underlying funds.

ASSET ALLOCATION BY TARGET DATE/RETIREMENT YEAR (years before/after target date)

	ASSET CLASS
			REAL ESTATE-
	EQUITY	FIXED-INCOME	RELATED
	FUNDS	FUNDS	FUNDS
45 years before	89%	6%	5%

40 years before	89%	6%	5%

35 years before	89%	6%	5%

30 years before	87%	8%	5%

25 years before	81%	14%	5%

20 years before	72%	23%	5%

15 years before	65%	30%	5%

10 years before	59%	36%	5%

5 years before	53%	42%	5%

Target Date/Retirement Year	47%	48%	5%

5 years after	41%	54%	5%

10 years after	35%	60%	5%

15 years after	30%	65%	5%

20 years after	30%	65%	5%

25 years after	30%	65%	5%

Legg Mason Partners Target Retirement Series   3

Selection process

The subadviser invests in underlying equity funds, including index-based ETFs, that have a range of investment styles and focuses, including large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds and funds that invest in real estate-related securities (including REITs). The underlying fixed-income funds also have a range of investment focuses, and include funds that invest primarily in investment grade fixed-income securities or in high yield, high risk fixed-income securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed-income funds invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging market debt securities. Summary performance information for the underlying funds to which an allocation may be made for the funds appears in Appendix A.

The subadviser may from time to time add or delete underlying funds without notice to shareholders. Such adjustments may be made to reflect fundamental changes in the investment environment or to change the underlying funds that invest in a particular asset class. The subadviser expects that any such adjustments will be made infrequently.

Over time, the allocation to asset classes and underlying funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and does not apply to the Retirement Fund, which has a static Target Allocation. As a fund migrates to a new Target Allocation, the subadviser will seek to move to the new Target Allocation during the first calendar quarter of the year. The glide path for a fund’s asset allocation is detailed in the chart below:

The Target Allocations reflected in the glide path are “neutral” allocations which do not reflect tactical decisions made by the subadviser to overweight or underweight a particular asset class. The subadviser may from time to time make tactical increases or decreases to a fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The subadviser may also allow the relative weightings of a fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, the subadviser will examine relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.

Ordinarily, a fund’s investment in any broad asset class (i.e., equity, fixed-income or real estate) is not expected to vary from the sum of Target Allocation percentage points for the broad asset class by more than plus/minus 10%. Beyond

4   Legg Mason Partners Funds

that range, the subadviser will generally rebalance the fund. When practical, the subadviser will use subscriptions and redemptions to rebalance a fund. This approach may help to limit portfolio turnover.

The subadviser may from time to time adjust a fund’s glide path, changing the Target Allocations of the fund for current and future periods. Such adjustments may be made to reflect secular shifts and other long-term changes in the investment environment. The subadviser expects any adjustments to the glide path to be made infrequently, and shareholders will be provided with notice of any such adjustments.

Retirement Fund

The Retirement Fund maintains a static Target Allocation, and seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Retirement Fund pursues its investment strategy by investing in a diversified portfolio of underlying funds that invest in the asset classes listed below. The following table details the Target Allocation of the Retirement Fund, which corresponds to the Target Allocation at the point of Conversion to the Static Portfolio shown in the glide path chart.

RETIREMENT FUND
ASSET CLASS	TARGET ALLOCATION
Global Fixed-Income	15%

U.S. Core Fixed-Income	42%

High Yield Fixed-Income	8%

Emerging Market Fixed-Income	0%

Real Estate	5%

Emerging Market Equity	3%

International Equity	14%

U.S. Equity	13%

The subadviser may from time to time adjust the Target Allocation or add or delete underlying funds for the Retirement Fund. Such adjustments may be made to reflect secular shifts or fundamental changes in the investment environment or to change the underlying funds that invest in a particular asset class.

Principal risks of investing in the funds

Risk is inherent in all investing. The value of your investment in a fund, as well as the amount of any dividend paid by the fund, may fluctuate significantly. The value of your investment in a fund will change with changes in the values of that fund’s investments in the underlying funds.

The degree to which the following risks apply to a particular fund varies according to the fund’s Target Allocation. In general, a fund with a later retirement year is expected to be more volatile, and thus riskier, than a fund with an earlier retirement year. Each fund’s principal risks will change depending on its Target Allocation to the underlying funds. This Prospectus includes more information about the underlying funds and their investments under “More on the funds’ investments.”

You may lose part or all of your investment in a fund or your investment may not perform as well as other investments. Following is a description of the principal risks of investing in the funds.

•	Asset class variation risk: The underlying funds invest principally in the securities constituting their asset class (i.e., equity, fixed-income or real estate). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the assets of a fund invested in various underlying funds, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

•	Fund of funds risk: By investing in a fund, you will indirectly bear fees and expenses charged by the underlying funds in which the fund invests in addition to the fund’s direct fees and expenses. Your cost of investing in the fund, therefore, may be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. The underlying funds may change their investment objectives or policies without the approval of a fund. If that were to occur, the fund might be forced to withdraw its investment from such underlying funds at a time that is unfavorable to the fund.

Legg Mason Partners Target Retirement Series   5

•	Equity securities risk: Equity securities include common and preferred stocks, which represent equity ownership in a company. Stocks fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular stock may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•	Issuer risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

•	Large-capitalization company risk: Large capitalization companies may fall out of favor with investors.

•	Small- and medium-capitalization company risk: An underlying fund will be exposed to additional risks as a result of its investments in the securities of small- and medium-capitalization companies. Small- and medium-capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small- and medium-capitalization companies generally are more volatile than those of larger companies and are more likely to be adversely affected than larger companies by changes in earnings results and investor expectations or poor economic conditions, including those experienced during a recession. Securities of small- and medium-capitalization companies may underperform larger-capitalization companies, may be harder to sell at times and at prices an underlying fund’s portfolio managers believe appropriate and may offer greater potential for losses.

•	Liquidity risk: Liquidity risk exists when particular investments are difficult to sell. Although substantially all of an underlying fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by an underlying fund, particularly during periods of market turmoil. When an underlying fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the underlying fund is forced to sell these investments to meet redemptions or for other cash needs, the underlying fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, an underlying fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

•	Growth and value investing risk: Growth or value securities as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on other types of securities. The value approach to investing involves the risk that value stocks may remain undervalued. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. An underlying fund may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

•	Market and interest rate risk: The market price of fixed-income and other securities owned by an underlying fund may go up or down, sometimes rapidly or unpredictably. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. The interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. If the market prices of the securities owned by a fund fall, the value of your investment in the fund will decline. A fund may experience a substantial or complete loss on an individual investment.

The prices of securities held by an underlying fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations.

When interest rates rise, the value of fixed-income securities generally falls. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

6   Legg Mason Partners Funds

•	Credit and high yield securities risk: Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. Credit risk is broadly gauged by the credit ratings of the securities in which the underlying funds invest. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

A fund is subject to greater levels of credit risk to the extent an underlying fund invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. The market values for these securities tend to be very volatile, and they are less liquid than investment grade debt securities. Underlying funds that hold these issues are subject to the following specific risks:

•	Increased price sensitivity to changing interest rates

•	Greater risk of loss because of default or declining credit quality

•	The issuer will be unable to make interest and/or principal payments due to adverse company-specific events

•	Negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for a significant period of time

•	Prepayment or call risk: Many fixed-income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if an underlying fund holds a fixed-income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed-income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then-current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed-income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•	Extension risk: When interest rates rise, repayments of fixed-income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed-income securities and locking in below market interest rates. This may cause the fund’s share price to be more volatile.

•	Foreign securities risk: Most of the underlying funds may invest in foreign securities, including the securities of emerging market issuers. An underlying fund may invest directly in foreign issuers or invest in depositary receipts for securities of foreign issuers. An underlying fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than markets in the United States and may suffer from political or economic instability, and experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. The risks of investing in foreign securities are heightened when investing in securities of issuers in emerging market countries.

Investments by an underlying fund in emerging market securities may be particularly susceptible to the following additional risks of investing in foreign securities:

•	In a changing market, the portfolio managers may not be able to sell an underlying fund’s portfolio securities in amounts and at prices it considers reasonable

•	Foreign equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities

•	Enforcing legal rights may be difficult, costly and slow and there may be special problems enforcing claims against foreign governments

•	Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets which may prevent the fund from realizing value in U.S. dollars from its investment in foreign securities

Legg Mason Partners Target Retirement Series   7

•	There may be other governmental or non-governmental actions resulting in expropriations of assets, confiscatory taxation, and limitations on the use or transfer of assets by an underlying or the issuers of securities

Emerging markets securities are often particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall. An underlying fund’s investments in emerging market securities may also be more volatile than other investments because they often do not pay dividends.

•	Portfolio selection risk: The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular asset class, investment style, underlying fund or other issuer may prove to be incorrect.

•	REIT risk: Certain of the underlying funds may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. Investments in REITs expose an underlying fund to risks similar to investing directly in real estate. The value of these investments may be affected by changes in the value of the underlying real estate; the quality of the property management; the creditworthiness of the issuer of the investments; and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

•	ETF risk: Many of the underlying funds may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. In addition, the funds invest directly in ETFs. Typically, an ETF seeks to track the performance of an index by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETFs and a fund will generally gain or lose value consistent with the performance of the index. A fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•	Convertible securities risk: Convertible securities are debt or preferred equity securities convertible into, or exchangeable for, equity securities. Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed-income characteristics.

•	Recent market events risk: The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse.

Please note that, in addition to the principal risks described above, there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears under “Investment strategies and related risks” and in the funds’ Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.

Who may want to invest

A fund may be an appropriate investment if you:

•	Are seeking to invest in a portfolio that includes equity securities, fixed-income securities and real estate-related securities

•	Are willing to accept the risks of the stock, bond and real estate markets

•	Have a longer-term investment horizon

•	Want an investment that automatically moves to a more conservative asset mix as your anticipated retirement date and date for withdrawal of assets approach and, in the case of the Retirement Fund, maintains a static asset mix

You should not invest in a fund if you are looking for current income. All the funds, including the Retirement Fund, will distribute income and capital gains, if any, annually.

Performance information

The funds do not have performance records of at least one calendar year. Once the funds have performance records of at least one calendar year, a bar chart and performance table for each fund will be included in this Prospectus.

8   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2015

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	1.00%	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Management fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	1.00%	None	None

Other expenses[2]	10.75%	10.72%	10.71%	10.75%	10.75%	10.75%	10.75%

Total expenses incurred directly by the fund	11.10%	11.82%	11.06%	11.35%	11.85%	10.85%	10.85%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%

Total annual fund operating expenses[4]	11.67%	12.39%	11.63%	11.92%	12.42%	11.42%	11.42%

Less contractual fee waiver and/or expense reimbursement[4]	(10.52)%	(10.49)%	(10.48)%	(10.52)%	(10.52)%	(10.57)%	(10.72)%

Total net annual fund operating expenses	1.15%	1.90%	1.15%	1.40%	1.90%	0.85%	0.70%

Legg Mason Partners Target Retirement Series   9

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses, after giving effect to the contractual fee waivers and/or expense reimbursements in effect through May 31, 2010, remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

NUMBER OF YEARS YOU OWN YOUR SHARES

SHARE CLASSES	1 YEAR	3 YEARS
Class A (with or without redemption)	$685	$2,820

Class C (redemption at end of period)	$293	$2,562

Class C (no redemption)	$193	$2,562

Class FI (with or without redemption)	$117	$2,375

Class R (with or without redemption)	$143	$2,445

Class R1 (with or without redemption)	$193	$2,568

Class I (with or without redemption)	$87	$2,315

Class IS (with or without redemption)	$72	$2,304

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. Class A, Class C, Class FI, Class R, Class R1 and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on an estimation of the fund’s allocation to underlying funds for the current fiscal year.

[4]	Management has contractually agreed to waive fees and reimburse expenses to limit such expenses to 1.15%, 1.90%, 1.15%, 1.40%, 1.90%, 0.85% and 0.70% for Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares, respectively, until May 31, 2010. Taxes, extraordinary expenses and brokerage commissions (other than brokerage commissions paid on purchases and sales of shares of ETFs) are excluded from this waiver/reimbursement agreement. Acquired fund fees and expenses are subject to the agreement, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each underlying fund as of the date of this Prospectus) of the class of shares of each underlying fund held by the fund, weighted in proportion to the fund’s investment allocation among the underlying funds.

10   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2020

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[1]	1.00%	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Management fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	1.00%	None	None

Other expenses[2]	10.67%	10.61%	10.63%	10.67%	10.67%	10.66%	10.67%

Total expenses incurred directly by the fund	11.02%	11.71%	10.98%	11.27%	11.77%	10.76%	10.77%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%

Total annual fund operating expenses[4]	11.60%	12.29%	11.56%	11.85%	12.35%	11.34%	11.35%

Less contractual fee waiver and/or expense reimbursement[4]	(10.45)%	(10.39)%	(10.41)%	(10.45)%	(10.45)%	(10.49)%	(10.65)%

Total net annual fund operating expenses	1.15%	1.90%	1.15%	1.40%	1.90%	0.85%	0.70%

Legg Mason Partners Target Retirement Series   11

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses, after giving effect to the contractual fee waivers and/or expense reimbursements in effect through May 31, 2010, remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

NUMBER OF YEARS YOU OWN YOUR SHARES

SHARE CLASSES	1 YEAR	3 YEARS
Class A (with or without redemption)	$685	$2,808

Class C (redemption at end of period)	$293	$2,546

Class C (no redemption)	$193	$2,546

Class FI (with or without redemption)	$117	$2,363

Class R (with or without redemption)	$143	$2,433

Class R1 (with or without redemption)	$193	$2,555

Class I (with or without redemption)	$87	$2,302

Class IS (with or without redemption)	$72	$2,291

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. Class A, Class C, Class FI, Class R, Class R1 and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on an estimation of the fund’s allocation to underlying funds for the current fiscal year.

[4]	Management has contractually agreed to waive fees and reimburse expenses to limit such expenses to 1.15%, 1.90%, 1.15%, 1.40%, 1.90%, 0.85% and 0.70% for Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares, respectively, until May 31, 2010. Taxes, extraordinary expenses and brokerage commissions (other than brokerage commissions paid on purchases and sales of shares of ETFs) are excluded from this waiver/reimbursement agreement. Acquired fund fees and expenses are subject to the agreement, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each underlying fund as of the date of this Prospectus) of the class of shares of each underlying fund held by the fund, weighted in proportion to the fund’s investment allocation among the underlying funds.

12   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2025

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[1]	1.00%	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Management fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	1.00%	None	None

Other expenses[2]	10.88%	10.70%	10.85%	10.90%	10.90%	10.90%	10.90%

Total expenses incurred directly by the fund	11.23%	11.80%	11.20%	11.50%	12.00%	11.00%	11.00%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%

Total annual fund operating expenses[4]	11.81%	12.38%	11.78%	12.08%	12.58%	11.58%	11.58%

Less contractual fee waiver and/or expense reimbursement[4]	(10.66)%	(10.48)%	(10.63)%	(10.68)%	(10.68)%	(10.73)%	(10.88)%

Total net annual fund operating expenses	1.15%	1.90%	1.15%	1.40%	1.90%	0.85%	0.70%

Legg Mason Partners Target Retirement Series   13

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses, after giving effect to the contractual fee waivers and/or expense reimbursements in effect through May 31, 2010, remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

NUMBER OF YEARS YOU OWN YOUR SHARES

SHARE CLASSES	1 YEAR	3 YEARS
Class A (with or without redemption)	$685	$2,843

Class C (redemption at end of period)	$293	$2,561

Class C (no redemption)	$193	$2,561

Class FI (with or without redemption)	$117	$2,401

Class R (with or without redemption)	$143	$2,472

Class R1 (with or without redemption)	$193	$2,594

Class I (with or without redemption)	$87	$2,343

Class IS (with or without redemption)	$72	$2,331

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. Class A, Class C, Class FI, Class R, Class R1 and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on an estimation of the fund’s allocation to underlying funds for the current fiscal year.

[4]	Management has contractually agreed to waive fees and reimburse expenses to limit such expenses to 1.15%, 1.90%, 1.15%, 1.40%, 1.90%, 0.85% and 0.70% for Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares, respectively, until May 31, 2010. Taxes, extraordinary expenses and brokerage commissions (other than brokerage commissions paid on purchases and sales of shares of ETFs) are excluded from this waiver/reimbursement agreement. Acquired fund fees and expenses are subject to the agreement, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each underlying fund as of the date of this Prospectus) of the class of shares of each underlying fund held by the fund, weighted in proportion to the fund’s investment allocation among the underlying funds.

14   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2030

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[1]	1.00%	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Management fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	1.00%	None	None

Other expenses[2]	11.06%	10.99%	10.87%	11.06%	11.06%	11.06%	11.06%

Total expenses incurred directly by the fund	11.41%	12.09%	11.22%	11.66%	12.16%	11.16%	11.16%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%

Total annual fund operating expenses[4]	12.00%	12.68%	11.81%	12.25%	12.75%	11.75%	11.75%

Less contractual fee waiver and/or expense reimbursement[4]	(10.85)%	(10.78)%	(10.66)%	(10.85)%	(10.85)%	(10.90)%	(11.05)%

Total net annual fund operating expenses	1.15%	1.90%	1.15%	1.40%	1.90%	0.85%	0.70%

Legg Mason Partners Target Retirement Series   15

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses, after giving effect to the contractual fee waivers and/or expense reimbursements in effect through May 31, 2010, remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

NUMBER OF YEARS YOU OWN YOUR SHARES

SHARE CLASSES	1 YEAR	3 YEARS
Class A (with or without redemption)	$685	$2,872

Class C (redemption at end of period)	$293	$2,611

Class C (no redemption)	$193	$2,611

Class FI (with or without redemption)	$117	$2,406

Class R (with or without redemption)	$143	$2,500

Class R1 (with or without redemption)	$193	$2,623

Class I (with or without redemption)	$87	$2,372

Class IS (with or without redemption)	$72	$2,360

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. Class A, Class C, Class FI, Class R, Class R1 and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on an estimation of the fund’s allocation to underlying funds for the current fiscal year.

[4]	Management has contractually agreed to waive fees and reimburse expenses to limit such expenses to 1.15%, 1.90%, 1.15%, 1.40%, 1.90%, 0.85% and 0.70% for Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares, respectively, until May 31, 2010. Taxes, extraordinary expenses and brokerage commissions (other than brokerage commissions paid on purchases and sales of shares of ETFs) are excluded from this waiver/reimbursement agreement. Acquired fund fees and expenses are subject to the agreement, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each underlying fund as of the date of this Prospectus) of the class of shares of each underlying fund held by the fund, weighted in proportion to the fund’s investment allocation among the underlying funds.

16   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2035

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	1.00%	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Management fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	1.00%	None	None

Other expenses[2]	11.63%	11.57%	11.58%	11.63%	11.63%	11.63%	11.63%

Total expenses incurred directly by the fund	11.98%	12.67%	11.93%	12.23%	12.73%	11.73%	11.73%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%

Total annual fund operating expenses[4]	12.55%	13.24%	12.50%	12.80%	13.30%	12.30%	12.30%

Less contractual fee waiver and/or expense reimbursement[4]	(11.40)%	(11.34)%	(11.35)%	(11.40)%	(11.40)%	(11.45)%	(11.60)%

Total net annual fund operating expenses	1.15%	1.90%	1.15%	1.40%	1.90%	0.85%	0.70%

Legg Mason Partners Target Retirement Series   17

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses, after giving effect to the contractual fee waivers and/or expense reimbursements in effect through May 31, 2010, remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

NUMBER OF YEARS YOU OWN YOUR SHARES

SHARE CLASSES	1 YEAR	3 YEARS
Class A (with or without redemption)	$685	$2,960

Class C (redemption at end of period)	$293	$2,703

Class C (no redemption)	$193	$2,703

Class FI (with or without redemption)	$117	$2,522

Class R (with or without redemption)	$143	$2,592

Class R1 (with or without redemption)	$193	$2,712

Class I (with or without redemption)	$87	$2,465

Class IS (with or without redemption)	$72	$2,454

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. Class A, Class C, Class FI, Class R, Class R1 and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on an estimation of the fund’s allocation to underlying funds for the current fiscal year.

[4]	Management has contractually agreed to waive fees and reimburse expenses to limit such expenses to 1.15%, 1.90%, 1.15%, 1.40%, 1.90%, 0.85% and 0.70% for Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares, respectively, until May 31, 2010. Taxes, extraordinary expenses and brokerage commissions (other than brokerage commissions paid on purchases and sales of shares of ETFs) are excluded from this waiver/reimbursement agreement. Acquired fund fees and expenses are subject to the agreement, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each underlying fund as of the date of this Prospectus) of the class of shares of each underlying fund held by the fund, weighted in proportion to the fund’s investment allocation among the underlying funds.

18   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2040

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	1.00%	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Management fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	1.00%	None	None

Other expenses[2]	11.49%	10.88%	10.85%	10.90%	10.90%	10.90%	10.90%

Total expenses incurred directly by the fund	11.84%	11.98%	11.20%	11.50%	12.00%	11.00%	11.00%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%

Total annual fund operating expenses[4]	12.43%	12.57%	11.79%	12.09%	12.59%	11.59%	11.59%

Less contractual fee waiver and/or expense reimbursement[4]	(11.28)%	(10.67)%	(10.64)%	(10.69)%	(10.69)%	(10.74)%	(10.89)%

Total net annual fund operating expenses	1.15%	1.90%	1.15%	1.40%	1.90%	0.85%	0.70%

Legg Mason Partners Target Retirement Series   19

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses, after giving effect to the contractual fee waivers and/or expense reimbursements in effect through May 31, 2010, remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

NUMBER OF YEARS YOU OWN YOUR SHARES

SHARE CLASSES	1 YEAR	3 YEARS
Class A (with or without redemption)	$685	$2,940

Class C (redemption at end of period)	$293	$2,593

Class C (no redemption)	$193	$2,593

Class FI (with or without redemption)	$117	$2,403

Class R (with or without redemption)	$143	$2,473

Class R1 (with or without redemption)	$193	$2,596

Class I (with or without redemption)	$87	$2,344

Class IS (with or without redemption)	$72	$2,333

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. Class A, Class C, Class FI, Class R, Class R1 and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on an estimation of the fund’s allocation to underlying funds for the current fiscal year.

[4]	Management has contractually agreed to waive fees and reimburse expenses to limit such expenses to 1.15%, 1.90%, 1.15%, 1.40%, 1.90%, 0.85% and 0.70% for Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares, respectively, until May 31, 2010. Taxes, extraordinary expenses and brokerage commissions (other than brokerage commissions paid on purchases and sales of shares of ETFs) are excluded from this waiver/reimbursement agreement. Acquired fund fees and expenses are subject to the agreement, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each underlying fund as of the date of this Prospectus) of the class of shares of each underlying fund held by the fund, weighted in proportion to the fund’s investment allocation among the underlying funds.

20   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2045

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	1.00%	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Management fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	1.00%	None	None

Other expenses[2]	11.49%	11.48%	11.45%	11.49%	11.49%	11.49%	11.49%

Total expenses incurred directly by the fund	11.84%	12.58%	11.80%	12.09%	12.59%	11.59%	11.59%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%

Total annual fund operating expenses[4]	12.43%	13.17%	12.39%	12.68%	13.18%	12.18%	12.18%

Less contractual fee waiver and/or expense reimbursement[4]	(11.28)%	(11.27)%	(11.24)%	(11.28)%	(11.28)%	(11.33)%	(11.48)%

Total net annual fund operating expenses	1.15%	1.90%	1.15%	1.40%	1.90%	0.85%	0.70%

Legg Mason Partners Target Retirement Series   21

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses, after giving effect to the contractual fee waivers and/or expense reimbursements in effect through May 31, 2010, remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

NUMBER OF YEARS YOU OWN YOUR SHARES

SHARE CLASSES	1 YEAR	3 YEARS
Class A (with or without redemption)	$685	$2,940

Class C (redemption at end of period)	$293	$2,691

Class C (no redemption)	$193	$2,691

Class FI (with or without redemption)	$117	$2,504

Class R (with or without redemption)	$143	$2,574

Class R1 (with or without redemption)	$193	$2,693

Class I (with or without redemption)	$87	$2,445

Class IS (with or without redemption)	$72	$2,434

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. Class A, Class C, Class FI, Class R, Class R1 and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on an estimation of the fund’s allocation to underlying funds for the current fiscal year.

[4]	Management has contractually agreed to waive fees and reimburse expenses to limit such expenses to 1.15%, 1.90%, 1.15%, 1.40%, 1.90%, 0.85% and 0.70% for Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares, respectively, until May 31, 2010. Taxes, extraordinary expenses and brokerage commissions (other than brokerage commissions paid on purchases and sales of shares of ETFs) are excluded from this waiver/reimbursement agreement. Acquired fund fees and expenses are subject to the agreement, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each underlying fund as of the date of this Prospectus) of the class of shares of each underlying fund held by the fund, weighted in proportion to the fund’s investment allocation among the underlying funds.

22   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2050

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	1.00%	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Management fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	1.00%	None	None

Other expenses[2]	11.18%	11.41%	11.39%	11.44%	11.44%	11.44%	11.44%

Total expenses incurred directly by the fund	11.53%	12.51%	11.74%	12.04%	12.54%	11.54%	11.54%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%

Total annual fund operating expenses[4]	12.12%	13.10%	12.33%	12.63%	13.13%	12.13%	12.13%

Less contractual fee waiver and/or expense reimbursement[4]	(10.97)%	(11.20)%	(11.18)%	(11.23)%	(11.23)%	(11.28)%	(11.43)%

Total net annual fund operating expenses	1.15%	1.90%	1.15%	1.40%	1.90%	0.85%	0.70%

Legg Mason Partners Target Retirement Series   23

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses, after giving effect to the contractual fee waivers and/or expense reimbursements in effect through May 31, 2010, remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

NUMBER OF YEARS YOU OWN YOUR SHARES

SHARE CLASSES	1 YEAR	3 YEARS
Class A (with or without redemption)	$685	$2,892

Class C (redemption at end of period)	$293	$2,680

Class C (no redemption)	$193	$2,680

Class FI (with or without redemption)	$117	$2,494

Class R (with or without redemption)	$143	$2,565

Class R1 (with or without redemption)	$193	$2,685

Class I (with or without redemption)	$87	$2,436

Class IS (with or without redemption)	$72	$2,425

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. Class A, Class C, Class FI, Class R, Class R1 and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on an estimation of the fund’s allocation to underlying funds for the current fiscal year.

[4]	Management has contractually agreed to waive fees and reimburse expenses to limit such expenses to 1.15%, 1.90%, 1.15%, 1.40%, 1.90%, 0.85% and 0.70% for Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares, respectively, until May 31, 2010. Taxes, extraordinary expenses and brokerage commissions (other than brokerage commissions paid on purchases and sales of shares of ETFs) are excluded from this waiver/reimbursement agreement. Acquired fund fees and expenses are subject to the agreement, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each underlying fund as of the date of this Prospectus) of the class of shares of each underlying fund held by the fund, weighted in proportion to the fund’s investment allocation among the underlying funds.

24   Legg Mason Partners Funds

Legg Mason Partners Target Retirement Fund

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	1.00%	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
Management fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	1.00%	None	None

Other expenses[2]	10.07%	10.05%	10.02%	10.07%	10.07%	10.07%	10.07%

Total expenses incurred directly by the fund	10.42%	11.15%	10.37%	10.67%	11.17%	10.17%	10.17%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%

Total annual fund operating expenses[4]	10.95%	11.68%	10.90%	11.20%	11.70%	10.70%	10.70%

Less contractual fee waiver and/or expense reimbursement[4]	(9.80)%	(9.78)%	(9.75)%	(9.80)%	(9.80)%	(9.85)%	(10.00)%

Total net annual fund operating expenses	1.15%	1.90%	1.15%	1.40%	1.90%	0.85%	0.70%

Legg Mason Partners Target Retirement Series   25

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses, after giving effect to the contractual fee waivers and/or expense reimbursements in effect through May 31, 2010, remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

NUMBER OF YEARS YOU OWN YOUR SHARES

SHARE CLASSES	1 YEAR	3 YEARS
Class A (with or without redemption)	$685	$2,703

Class C (redemption at end of period)	$293	$2,443

Class C (no redemption)	$193	$2,443

Class FI (with or without redemption)	$117	$2,250

Class R (with or without redemption)	$143	$2,322

Class R1 (with or without redemption)	$193	$2,447

Class I (with or without redemption)	$87	$2,191

Class IS (with or without redemption)	$72	$2,178

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. Class A, Class C, Class FI, Class R, Class R1 and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on an estimation of the fund’s allocation to underlying funds for the current fiscal year.

[4]	Management has contractually agreed to waive fees and reimburse expenses to limit such expenses to 1.15%, 1.90%, 1.15%, 1.40%, 1.90%, 0.85% and 0.70% for Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares, respectively, until May 31, 2010. Taxes, extraordinary expenses and brokerage commissions (other than brokerage commissions paid on purchases and sales of shares of ETFs) are excluded from this waiver/reimbursement agreement. Acquired fund fees and expenses are subject to the agreement, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each underlying fund as of the date of this Prospectus) of the class of shares of each underlying fund held by the fund, weighted in proportion to the fund’s investment allocation among the underlying funds.

26   Legg Mason Partners Funds

More on the funds’ investments

Underlying funds

The following is a description of the investment objectives and principal investment strategies of the underlying funds in which the funds may invest. Each of the underlying funds is managed by the funds’ manager or an affiliate or, with respect to the ETFs, unaffiliated investment advisers. The subadviser may from time to time add or delete underlying funds, including ETFs, without notice to shareholders. The subadviser expects that any such adjustments will be made infrequently.

Each fund currently invests in classes of shares of the underlying funds (other than the ETFs) that are offered only to institutional and other eligible investors such as the funds at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes.

The underlying funds are:

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
U.S. Equity

iShares® Russell 1000 Growth Index Fund (ETF)	0.20%	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of the large capitalization growth sector of the U.S. equity market. It is a subset of the Russell 1000 Index, representing approximately 53% of the total market value of the Russell 1000 Index. The Russell 1000 Growth Index measures the performance of equity securities issued by those Russell 1000 Index companies with relatively higher price-to-book ratios and higher forecasted growth.

iShares® Russell 1000 Value Index Fund (ETF)	0.20%	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large capitalization value sector of the U.S. equity market. It is a subset of the Russell 1000 Index, representing approximately 47% of the total market value of the Russell 1000 Index. The Russell 1000 Value Index measures the performance of equity securities issued by those Russell 1000 Index companies with relatively lower price-to-book ratios and lower forecasted growth.

iShares® Russell 2000 Index Fund (ETF)	0.20%	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index. The Russell 2000 Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000 Index includes companies representing approximately 8% of the total market capitalization of all publicly traded U.S. equity securities. The Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Legg Mason Partners Target Retirement Series   27

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason American Leading Companies Trust	0.86%	Seeks long-term capital appreciation and current income consistent with prudent investment risk. The fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a “Leading Company” as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within one or more of its principal industries and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500 Index. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest, excluding investments in convertible securities, will be rated at least A by Standard and Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”), or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the fund may invest will be rated at least BB by S&P or Ba by Moody’s or deemed by the adviser to be of comparable quality to a security with these ratings. The fund also may invest in derivatives.

Legg Mason Classic Valuation Fund	0.95%[3]	Seeks long-term growth of capital. The fund invests primarily in equity securities such as common stock that, in the adviser’s opinion, offer the potential for capital growth. The fund’s adviser seeks to identify undervalued or out-of-favor companies that are likely to return to their normal value. The adviser considers normal value to be a stock’s historical average price-to-current-earnings, price-to-book, price-to-cash-flow, or price-to-sales ratios. The adviser considers stocks trading at a discount to these historical averages and/or at a discount to the market to be undervalued. In order to identify those undervalued securities that the adviser believes can return to their normal values, the adviser combines two investment techniques. It quantitatively screens characteristics to identify stocks that are undervalued and then it fundamentally analyzes stocks to identify those that it believes have the ability to return to their normal value. The fund may invest in foreign securities, either directly or through depositary receipts. The adviser currently anticipates that the fund will invest no more than 15% of its total assets in such securities. The fund also may invest in derivatives.

Legg Mason Growth Trust, Inc.	0.79%	Seeks long-term growth of capital. The fund invests primarily in common stocks that, in the adviser’s opinion, appear to offer above-average growth potential and trade at a significant discount to the adviser’s assessment of their intrinsic value. Any income realized will be incidental to the fund’s objective. The fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

Legg Mason Opportunity Trust	1.18%	Seeks long-term growth of capital. The fund invests in securities, derivatives and other financial instruments that, in the adviser’s opinion, offer the opportunity for long-term growth of capital. The adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities. The fund may sell securities and other instruments short. The fund may also borrow money for investment purposes, in amounts up to 10% of the fund’s net assets, a practice known as “leveraging.”

28   Legg Mason Partners Funds

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	2.17%[4]	Seeks long-term capital appreciation. Under normal circumstances, at least 80% of the value of the fund’s net assets, plus borrowings for investment purposes, will consist of U.S. equity securities of companies with large market capitalizations, or other instruments with similar economic characteristics. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund will hold long equity securities that the fund’s portfolio managers believe will outperform the market and take short positions in equity securities expected to underperform the market. The fund will have exposure to growth and value equities. The fund seeks to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years). The fund intends to maintain an approximate net 100% long exposure (long market value minus short market value) to the equity market. The fund will generally hold long positions equal in value to approximately 130% of the fund’s net assets and short positions equal in value to approximately 30% of the fund’s net assets. The fund’s long positions may range in value from approximately 120% to 140% of the fund’s net assets and its short positions may range in value from approximately 20% to 40% of the fund’s net assets, depending on the relative performance of the fund’s securities selections and the availability of attractive investment opportunities. The fund also may invest in derivatives.

Legg Mason Partners Aggressive Growth Fund	0.76%	Seeks capital appreciation. The fund invests primarily in common stocks of companies that the portfolio manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies. The fund may invest up to 25% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund also may invest in derivatives.

Legg Mason Partners Appreciation Fund	0.61%	Seeks long-term appreciation of shareholders’ capital. The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund may invest up to 20% of its net assets in the securities of foreign issuers either directly or in the form of depositary receipts representing an interest in those securities. The fund also may invest in derivatives.

Legg Mason Partners Capital Fund	0.73%	Seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential. The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium-sized companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion. The fund may invest up to 35% of its assets in securities of foreign issuers, either directly or through investing in depositary receipts. The fund may invest in fixed-income securities, invest without limit in convertible debt securities and may also invest in debt obligations of foreign issuers. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the subadviser. The fund also may invest up to 10% of its assets in distressed debt securities. The fund also may invest in derivatives. The fund may engage in short sales.

Legg Mason Partners Target Retirement Series   29

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Partners Fundamental Value Fund	0.72%	Seeks long-term capital growth. Current income is a secondary consideration. The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the portfolio managers believe smaller companies offer more attractive value opportunities. The fund may invest up to 25% of its assets in securities of foreign issuers. The fund may engage in short sales. The fund also may invest in derivatives.

Legg Mason Partners Investors Value Fund	0.61%	Seeks long-term growth of capital. Current income is a secondary objective. The fund invests primarily in common stocks of established U.S. companies. The fund may also invest in other equity securities. To a lesser degree, the fund may invest in debt securities. The portfolio managers focus on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The fund may invest up to 20% of its assets in securities of foreign issuers either directly or through depositary receipts. The fund may invest in various types of fixed-income securities, including from time to time up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. High yield, lower quality securities are securities that are rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality. There is no limit on the amount of the fund’s assets that can be invested in convertible securities rated below investment grade. Certain of the fixed-income securities in which the fund may invest may be distressed debt securities. The fund may engage in short sales. The fund also may invest in derivatives.

Legg Mason Partners Large Cap Growth Fund	0.74%	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. Equity securities include U.S. exchange-traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund may invest up to 10% of its assets in securities of foreign issuers directly or in the form of depositary receipts. The fund may engage in short sales. The fund also may invest in derivatives.

Legg Mason Partners Mid Cap Core Fund	0.82%	Seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics, of medium-sized companies. Medium-sized companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap® 400 Index or the Russell Midcap® Index, as defined from time to time. The fund may invest up to 25% of its assets in securities of foreign issuers both directly and through depositary receipts for those securities. While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 10% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. The fund may engage in short sales. The fund also may invest in derivatives.

30   Legg Mason Partners Funds

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Partners Small Cap Growth Fund	0.81%	Seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its total assets in equity securities of foreign issuers either directly or through depository receipts. The fund may also invest to a limited extent in debt obligations of foreign issuers. The fund may invest in foreign issuers directly or in depositary receipts. The fund may invest in non-convertible bonds, notes and other debt securities. The fund also may invest in derivatives. The fund may engage in short sales.

Legg Mason Partners Small Cap Value Fund	0.95%	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small capitalization U.S. companies or in other investments with similar economic characteristics. Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may invest up to 20% of the value of its net assets in shares of companies with larger market capitalizations. The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund also may invest in derivatives. The fund may engage in short sales.

Legg Mason Partners U.S. Large Cap Equity Fund	0.80%	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities of large capitalization companies or other investments with similar economic characteristics. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund may invest in a variety of equity securities, including common stocks, foreign securities, ETFs and REITs. The fund will have exposure to growth and value equities of large capitalization companies. The fund will seek to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years). The fund also may invest in derivatives.

Legg Mason Special Investment Trust, Inc.	0.79%	Seeks capital appreciation. The fund invests primarily in equity securities and securities convertible into equity securities. The adviser expects that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400 Index or in “special situations,” at the time of purchase. The fund may invest a portion of its assets in companies of any size. The fund may invest in “special situations” without regard to market capitalization. The adviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. The fund will not invest more than 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings in connection with an actual or potential bankruptcy. The fund may also invest in debt securities, including securities involved in special situations. The fund may invest up to 35% of its total assets in debt securities rated below investment grade, commonly known as “junk bonds” and unrated securities judged by the adviser to be below investment grade. The fund also may invest in derivatives.

Legg Mason Partners Target Retirement Series   31

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Value Trust, Inc.	0.74%	Seeks long-term growth of capital. The fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities and, therefore, seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as “junk bonds” and unrated securities judged by the adviser to be below investment grade. The fund also may invest in derivatives.

Royce Total Return Fund	1.03%	Seeks both long-term growth of capital and current income. Royce invests the fund’s assets primarily in dividend-paying securities of small- and micro-capitalization companies. Of the more than 5,100 small- and micro-capitalization companies, more than 1,500 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-capitalization securities. Normally, the fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Royce Value Fund	1.05%	Seeks long-term growth of capital. The fund’s assets are primarily invested in the equity securities of small- and mid-capitalization companies, those with stock market capitalizations from $500 million to $5 billion, that the portfolio manager believes are trading significantly below its estimate of their current worth. The fund generally invests in securities of companies that the portfolio manager believes have excellent business strengths, high internal rates of return and low leverage. Normally, the fund invests at least 80% of its net assets in equity securities of such small- and/or mid-cap companies. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

International Equity

iShares® MSCI EAFE Index Fund (ETF)	0.35%	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI (Morgan Stanley Capital International) EAFE® (Europe, Australasia and Far East) Index. The MSCI EAFE Index has been developed by MSCI as an equity benchmark for its international stock performance. The Index includes stocks from Europe, Australasia (Australia and Asia) and the Far East. The fund will concentrate its investment in a particular industry or group of industries to approximately the same extent the MSCI EAFE Index is so concentrated. The fund generally will invest at least 90% of its assets in the securities of the Index and in depositary receipts representing securities of the MSCI EAFE Index. The fund may invest the remainder of its assets in securities not included in the MSCI EAFE Index, but which the adviser believes will help the fund track the MSCI EAFE Index. The fund also may invest its other assets in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds affiliated with the adviser.

Legg Mason International Equity Trust	0.85%	Seeks maximum long-term total return. The adviser currently intends to invest substantially all of the fund’s assets in non-U.S. equity securities. The primary focus of the adviser is value added through stock selection, with a secondary focus on region and sector allocation. The fund may invest up to 35% of its total assets in securities of emerging market issuers. The fund is not limited in the amount of total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The fund also may invest in derivatives.

32   Legg Mason Partners Funds

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Partners International All Cap Opportunity Fund	0.94%	Seeks total return on its assets from growth of capital and income. The fund invests primarily in equity securities of foreign companies. The fund, under normal circumstances, will invest at least 80% of the value of its net assets in a diversified portfolio of equity securities and may invest up to 20% of the value of its net assets in bonds, notes and debt securities (including up to 10% of the value of its net assets in below investment grade securities or “junk bonds”). The portfolio managers emphasize individual security selection while diversifying the fund’s investments across regions and countries, which may help to reduce risk. While the portfolio managers select investments primarily for their capital appreciation potential, some investments will have an income component as well. Companies in which the fund invests may have large-, mid- or small-sized market capitalizations and may operate in any market sector. Depending on the portfolio managers’ assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets (including emerging markets) and types of issuers may vary. The fund may engage in short sales. The fund also may invest in derivatives.

Emerging Market Equity

Legg Mason Emerging Markets Trust	1.25%[5]	Seeks long-term capital appreciation. The fund’s adviser, under normal circumstances, will invest substantially all of the fund’s net assets in equity securities and convertible securities of emerging market issuers. The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable. The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The fund also may invest in derivatives.

Legg Mason Partners Emerging Markets Equity Fund	1.18%	Seeks to provide long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies domiciled in, or whose securities are traded in the stock markets of emerging market nations, as well as other securities whose values are based on such equity securities. The fund considers emerging market nations to include countries that, at the time the fund makes an investment, are categorized by the World Bank and its affiliates as “low income” or “middle income,” are included in the MSCI Emerging Markets Index, or are believed by the portfolio manager to have similar emerging market characteristics. There are no limitations on the market capitalizations of the companies in which the fund may invest. Debt securities, other than convertible securities, must be rated investment grade when the fund purchases them, or if unrated, of comparable quality in the opinion of the portfolio manager. The fund may enter into forward currency transactions to buy or sell currencies at a future date.

Vanguard® Emerging Markets Stock Index Fund (ETF)	0.27%	Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund employs a “passive management” — or indexing — investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 781 common stocks of companies located in emerging markets around the world. As of October 31, 2008, the largest markets covered in the MSCI Emerging Markets Index were China, South Korea, Brazil and Taiwan (which made up approximately 15%, 14%, 14% and 12% respectively, of the Index’s market capitalization). The other 21 countries are Argentina, Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Thailand, and Turkey. The fund’s adviser employs a sampling technique, using its discretion — based on an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets — to determine whether or not to invest in particular securities. The fund may also invest in derivatives.

Legg Mason Partners Target Retirement Series   33

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Emerging Market Fixed Income

Western Asset Emerging Markets Debt Portfolio	0.95%	Seeks to maximize total return. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities issued by governments, government-related entities, and corporations located in emerging markets and related investments. The fund may invest up to 50% of its assets in non-U.S. dollar denominated fixed-income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The portfolio managers invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JP Morgan Emerging Markets Bond Index Global Index or categorized by the World Bank in its annual categorization as middle- or low-income. The fund may invest without limit in higher risk, below-investment grade debt securities. The fund may hold securities of any maturity. The fund may also invest in derivatives.

High Yield Fixed Income

Western Asset High Yield Portfolio	0.60%	Seeks to maximize total return, consistent with prudent investment management. Under normal market conditions, the fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed-income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by the adviser. The fund will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or if unrated, is determined by the adviser to be of comparable quality). These securities are commonly known as “junk bonds” or “high yield securities.” The fund may invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities. The fund may also invest in derivatives.

U.S. Core Fixed Income

Western Asset Absolute Return Portfolio	0.80%[3]	Seeks to maximize long-term total return. The portfolio has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the portfolio will invest at least 50% of its net assets in debt and fixed-income securities rated at least Baa or BBB at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the fund’s advisers). The fund may invest no more than 50% of its net assets in non-U.S. dollar denominated securities and no more than 25% of its net assets in un-hedged non-U.S. dollar denominated securities. The fund may invest no more than 25% of its net assets in non-U.S. dollar denominated securities rated below investment grade and no more than 25% of its net assets in non-U.S. issuers rated below investment grade. The fund also may invest in derivatives.

Western Asset Core Bond Portfolio	0.45%	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 3 to 7 years. The target average modified duration is expected to range within 20% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary) as measured by the adviser. The fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its objective, the fund may invest in a variety of securities and instruments. The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The fund currently anticipates that it will invest in no securities rated below investment grade (i.e., not rated at least Baa/BBB by one or more NRSROs or unrated securities of comparable quality). The fund also may invest in derivatives.

34   Legg Mason Partners Funds

ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Western Asset Core Plus Bond Portfolio	0.44%	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years. The target average modified duration of the fund is expected to range within 30% of the duration of the domestic bond market as a whole as measured by the adviser. The fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its objective, the fund may invest in a variety of securities and instruments. The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of total assets in non-U.S. dollar denominated securities. The fund may invest up to 15% of its assets in securities rated below investment grade (i.e., not rated at least Baa/BBB by one or more NRSROs or unrated securities of comparable quality). The fund also may invest in derivatives.

Global Fixed Income

Global Opportunities Bond Fund	0.65%[3]	Seeks to maximize total return consisting of income and capital appreciation. The fund will normally invest its assets primarily in debt and fixed-income securities of domestic and foreign issuers located in developed countries. Any country that has a sovereign debt rating of A- or better from at least one NRSRO at the time of purchase will be considered a developed country. The fund will invest in both investment grade and below investment grade securities, and intends to invest less than 35% of its total assets in below investment grade securities. Fixed-income securities in which the fund may invest include debt securities issued or guaranteed by national governments, their agencies or instrumentalities and political sub-divisions (including inflation index linked securities); debt securities of supra-national organizations; corporate debt securities; debentures; bonds (including zero coupon bonds); convertible and non-convertible notes; commercial paper; certificates of deposits; bankers acceptances issued by industrial, utility, finance, commercial banking or bank holding company organizations; mortgage-backed securities (including collateralized debt obligations); asset-backed securities; emerging markets debt; high yield debt; interest rate swaps; and currency risk management strategies including cross hedges. The fund will normally invest a minimum of 80% of its total assets in debt securities of issuers located in developed market countries. Any country that has a sovereign debt rating below A- from at least one NRSRO at the time of purchase will be considered an emerging country. Under normal circumstances, the fund will invest at least 80% of its net assets in debt securities. The fund may invest up to 25% of its net assets in convertible debt securities. The fund also may invest in derivatives. The fund’s adviser is Legg Mason Fund Adviser, Inc. and its subadviser is Brandywine Global Investment Management, LLC, both wholly owned subsidiaries of Legg Mason.

Western Asset Non-U.S. Opportunity Bond Portfolio	0.55%[3]	Seeks to maximize total return, consistent with prudent investment management. Under normal market conditions, the fund invests at least 80% of its net assets in debt and fixed-income securities denominated in major non-U.S. currencies. The adviser anticipates that, under normal market conditions, all or substantially all of the fund’s assets will be invested in securities of non-U.S. issuers and that these non-U.S. issuers will represent at least three non-U.S. countries. Under current market conditions, the fund expects non-U.S. currency exposure to represent no more than 25% of its net assets. The fund also may invest in derivatives.

Legg Mason Partners Target Retirement Series   35

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Real Estate

Vanguard® REIT Index Fund (ETF)	0.10%	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The fund normally invests approximately 98% of its assets in stocks issued by equity REITs in an attempt to track the investment performance of the MSCI US REIT Index. The fund invests in the stocks that make up the Index; the remaining assets are allocated to cash investments. As of January 31, 2008, 96 equity REITs were included in the MSCI REIT Index.

[1]	As disclosed in each underlying fund’s most recent prospectus or semi-annual or annual shareholder report (net of extraordinary expenses).

[2]	Expense ratios are shown for investments in Class I shares or Class IS shares (if offered by the underlying fund) for underlying funds in the Legg Mason Partners family of funds and Institutional or Institutional Select Class of shares of the underlying funds in the Legg Mason, Royce and Western Asset families of funds.

[3]	Reflects a contractual fee waiver/expense reimbursement for fees above the level shown.

[4]	Reflects a contractual fee waiver/expense reimbursement for fees, other than brokerage (including prime broker fees), taxes, interest, extraordinary expenses, dividend expense and fees for management of collateral, above 1.25% of net assets.

[5]	Reflects a voluntary fee waiver/expense reimbursement for fees, other than interest, brokerage, taxes and extraordinary expenses, above 1.25% of net assets.

[6]	Reflects a voluntary fee waiver/expense reimbursement for fees, other than interest, brokerage, taxes and extraordinary expenses, above 0.80% of net assets.

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds makes any representations regarding the advisability of investing in a fund in the Legg Mason Partners Target Retirement Series.

Vanguard® is a registered trademark of The Vanguard Group, Inc. (“Vanguard”). Neither Vanguard nor the Vanguard® funds makes any representations regarding the advisability of investing in a fund in the Legg Mason Partners Target Retirement Series.

36   Legg Mason Partners Funds

Investment strategies and related risks

The funds’ investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides additional information about the investment strategies that may be used by the funds.

Each fund’s investment objective and principal investment strategies may be changed by the Board without shareholder approval.

Portfolio turnover

An underlying fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the underlying fund’s and the fund’s performance.

Sovereign government and supranational debt

Certain of the underlying funds may invest in fixed-income securities of governmental issuers, including those in emerging markets. These sovereign debt securities may include:

•	Fixed-income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries

•	Fixed-income securities issued by government owned, controlled or sponsored entities located in emerging market countries

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between emerging market governments and financial institutions

•	Fixed-income securities issued by supranational entities such as the World Bank or the European Union. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks described above of foreign and emerging market investments as well as the risk of debt moratorium, repudiation or renegotiation, and an underlying fund may be unable to enforce its rights against the issuers.

Derivatives and hedging techniques

Most of the underlying funds may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. An underlying fund may engage in a variety of transactions using derivatives, such as futures and options on U.S. and non-U.S. securities, securities indexes or currencies; options on these futures; forward currency contracts; and swaps, including interest rate, currency or credit default swaps. Derivatives may be used by an underlying for any or all of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For some underlying funds, to increase the underlying fund’s total return

A derivative contract will obligate or entitle an underlying fund to deliver or receive an asset or cash payment based on the changes in value of one or more securities, currencies or indexes.

An underlying fund may use derivatives to gain exposure to a security, issuer or market. An underlying fund may from time to time sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the underlying fund is obligated to pay the counterparty if the bond which is the subject of the credit default swap defaults or is subject to a specified credit event. As the seller, the underlying fund could be

Legg Mason Partners Target Retirement Series   37

considered leveraged because, in addition to the investment exposure that it has on its assets, the underlying fund is subject to investment exposure on the notional amount of the swap.

Even a small investment in derivative contracts can have a significant impact on an underlying fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The underlying fund may not fully benefit from or may lose money on derivatives if changes in their values do not correspond as anticipated to changes in the values of the underlying fund’s holdings.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the underlying fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on the underlying fund. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make the underlying fund less liquid and harder to value, especially in declining markets.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

When an underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the underlying fund’s exposure to loss. The underlying fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the underlying fund’s derivative exposure. If such segregated assets represent a large portion of the underlying fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the underlying fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Fund rebalancings

From time to time, an underlying fund may experience relatively large redemptions or subscriptions due to a rebalancing of a fund’s investments. In the event of such redemptions or subscriptions, an underlying fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. In addition, another fund may be affected by such redemptions or subscriptions if it also holds shares of the same underlying fund.

Rebalancings may increase brokerage and/or other transaction costs of an underlying fund. In addition, when a fund owns a substantial portion of an underlying fund, a large redemption by the fund could cause that underlying fund’s expense ratios to increase and could result in the underlying fund becoming too small to be economically viable. Further, rebalancings could accelerate the realization of taxable capital gains in underlying funds subject to large redemptions if sales of securities result in capital gains.

The impact of rebalancings is likely to be greater when a fund owns, redeems, or invests in a substantial portion of an underlying fund. The effects of rebalancings could adversely affect an underlying fund’s performance and, therefore, the performance of the funds.

The adviser of the underlying fund may take such actions as it deems appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with its obligations to the underlying fund. The fund’s subadviser will seek to cooperate with the adviser of an underlying fund in its efforts to minimize any such adverse impact on the underlying fund. Such actions may cause delay in the rebalancing of a fund’s investments in the event of significant market or other events that may require more rapid action.

Repurchase and reverse repurchase agreements

Many of the underlying funds may invest in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from an underlying fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A reverse repurchase agreement involves the sale of a security held by an underlying fund coupled with an agreement by the underlying fund to repurchase the security at a stated price, date and interest payment. An underlying fund will use the proceeds of a reverse repurchase agreement to purchase other

38   Legg Mason Partners Funds

securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell, maturing as of that time.

Short sales

Certain of the underlying funds may sell securities short from time to time. A short sale is a transaction in which the underlying fund sells securities it does not own in anticipation of a decline in the market price of the securities. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the underlying fund replaces the borrowed security, the fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Lending of portfolio securities

Consistent with applicable regulatory requirements, an underlying fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the underlying fund’s board. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities.

By lending its portfolio securities, an underlying fund seeks to increase its income, after payment of fees and transactional expenses, by continuing to receive income on the loaned securities, as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser or other lending agent for an underlying fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

Non-publicly traded and illiquid securities

Most of the underlying funds may invest in non-publicly traded and illiquid securities. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, an underlying fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the underlying fund’s adviser believes it desirable to do so. Investments by an underlying fund in illiquid securities are subject to the risk that should the underlying fund desire to sell any of these securities when a ready buyer is not available at a price that the fund’s adviser deems representative of its value, the value of the underlying fund’s net assets could be adversely affected.

Defensive investing

The funds and most of the underlying funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. If a fund or an underlying fund takes a temporary defensive position, it (and a fund) may be unable to achieve its investment objective.

Investment policies

Each fund’s investment policies generally may be changed by the Board without shareholder approval.

Other investments

Each fund reserves the right in certain circumstances to invest directly in the types of securities held by the underlying funds, including equity securities, such as common and preferred stocks, securities convertible into common stocks, warrants and depositary receipts and fixed-income securities, such as U.S. government securities, money market instruments, mortgage-related securities and repurchase agreements. These investments may include securities of non-U.S. issuers.

Each fund may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the over-the-counter market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

Legg Mason Partners Target Retirement Series   39

To the extent a fund invests directly in these instruments, it is subject to the same risks as an underlying fund when it invests in these instruments.

The funds may also use other strategies and invest (through the underlying funds) in other investments that are described, along with their risks, in the SAI. However, the funds might not use all of the strategies and techniques or invest (through the underlying funds) in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent a fund from achieving its investment objective.

Portfolio holdings

The funds’ policies and procedures with respect to the disclosure of the funds’ investments are described in the SAI.

40   Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds and manages the funds’ cash and short-term instruments. As of March 31, 2009, LMPFA’s total assets under management were approximately $169 billion.

Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”) provides the day-to-day portfolio management of the funds, except for the management of cash and short-term instruments. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services for the funds. As of March 31, 2009, LMGAA’s total assets for both discretionary and non-discretionary advisory clients were over $4.05 billion.

LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2009, Legg Mason’s asset management operation had aggregate assets under management of approximately $632.4 billion.

Portfolio managers

LMGAA utilizes a team management approach, headed by Steven Bleiberg, to manage the assets of the funds. Mr. Bleiberg serves as LMGAA’s President and Chief Investment Officer. From 1991 to 1997, he served as Portfolio Manager, from 1997 to 2003, he served as a Managing Director and from 1999 to 2003, he served as Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. From 2003 to 2006, he served as head of global investment strategy at Smith Barney Fund Management LLC (“SBFM”). Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies. He is responsible for the coordination and implementation of asset allocation strategies. Mr. Purdy joined SBFM in 1998 and has 14 years of industry experience.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

As compensation for its management services, LMPFA is entitled to receive from each fund a fee of 0.10% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of each fund’s current management agreement and subadvisory agreement is available in each fund’s Annual Report for the fiscal year ended January 31, 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

Each fund has adopted a shareholder services and distribution plan for its Class A, C, FI, R and R1 shares. Under the plan, a fund pays distribution/service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A and Class FI shares; up to 0.50% for Class R shares; and up to 1.00% for Class C and Class R1 shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I and IS shares are not subject to any distribution/service fees.

In addition, the distributor, the manager and/or their affiliates may make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their past profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the funds, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing

Legg Mason Partners Target Retirement Series   41

activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

Possible conflicts of interest

The funds’ Trustees and officers also serve in similar positions with many of the underlying Legg Mason Partners funds. In addition, there are possible conflicts of interest that could arise because the manager and subadviser of the funds are affiliated persons of the managers (and advisers and subadvisers, if applicable) of all the underlying funds except the ETFs. Thus, if the interests of a fund and those underlying funds were ever to diverge, it is possible that a conflict of interest could arise and affect how the Trustees and officers of the funds fulfill their fiduciary duties to that fund and the underlying funds. The funds’ Trustees believe they have structured each fund to avoid these concerns. However, a situation could occur where proper action for a fund could be adverse to the interests of an underlying fund, or the reverse could occur. If such a possibility arises, the funds’ Trustees and officers, the affected underlying funds and LMPFA will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

42   Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose among two classes of shares: Classes A and C shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors-eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example for each fund at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are an individual investor choosing between Class A and Class C shares, you should consider how long you plan to hold the shares and the amount you plan to invest in the funds. The funds are intended as long-term investments with a focus on a specific target date (other than the Retirement Fund). Therefore, in many circumstances it will be more advantageous for investors who expect to hold their shares for a longer term to purchase Class A shares of those funds, rather than Class C shares. This is especially true if you plan to invest amounts that will qualify you for a reduced sales charge on Class A shares. This is because the annual distribution/service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•	Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”)

•	Directly from a fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

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INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1]

	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS R1	CLASS I	CLASS IS
General	$1,000/$50	$1,000/$50	n/a	n/a	n/a	n/a	n/a

Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	n/a	n/a	n/a	n/a	n/a

IRAs	$250/$50	$250/$50	n/a	n/a	n/a	n/a	n/a

SIMPLE IRAs	None/None	None/None	n/a	n/a	n/a	n/a	n/a

Systematic Investment Plans	$50/$50	$50/$50	n/a	n/a	n/a	n/a	n/a

Clients of Eligible Financial Intermediaries	None/None	n/a	None/None	n/a	n/a	None/None	n/a

Retirement Plans with omnibus accounts held on the books of the fund	None/None[2]	None/None[3]	None/None	None/None	None/None	None/None	None/None

Other Retirement Plans	None/ None	None/ None	n/a	n/a	n/a	n/a	n/a

Institutional Investors	$1,000/$50	$1,000/$50	n/a	n/a	n/a	$1 million/None	$1 million/None

[1]	Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and institutional investors — eligible investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]	Class A shares are not available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available.

[3]	Class C shares are not available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class R1 shares available.

More information about the funds’ classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

44   Legg Mason Partners Funds

Comparing the funds’ classes

The following table compares key features of the funds’ classes. You should review the fee table and example for each fund at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Please contact your Service Agent regarding the availability of Class FI, Class R or Class R1 shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

			CONTINGENT	ANNUAL
			DEFERRED	DISTRIBUTION
		INITIAL SALES	SALES	AND/OR SERVICE	EXCHANGE
	KEY FEATURES	CHARGE	CHARGE	FEES	PRIVILEGE[1]
Class A	•Initial sales charge •You may qualify for reduction or waiver of initial sales charge •Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor

Class C	•No initial sales charge •Contingent deferred sales charge for only 1 year •Does not convert to Class A •Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor

Class FI	•No initial or contingent deferred sales charge •Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares funds sold by the distributor

Class R	•No initial or contingent deferred sales charge •Only offered to eligible Retirement Plans with omnibus accounts held on the books of a fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor

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			CONTINGENT	ANNUAL
			DEFERRED	DISTRIBUTION
		INITIAL SALES	SALES	AND/OR SERVICE	EXCHANGE
	KEY FEATURES	CHARGE	CHARGE	FEES	PRIVILEGE[1]
Class R1	•No initial or contingent deferred sales charge •Only offered to eligible Retirement Plans with omnibus accounts held on the books of a fund •Generally higher annual expenses than Class R	None	None	1.00% of average daily net assets	Class R1 shares of funds sold by the distributor[2]

Class I	•No initial or contingent deferred sales charge •Only offered to institutional and other eligible investors •Generally lower annual expenses than all classes except Class IS	None	None	None	Class I shares of most funds sold by the distributor

Class IS	•No initial or contingent deferred sales charge •Only offered to institutional and other eligible investors •Generally lower annual expenses than the other classes	None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent about funds available for exchange.

[2]	In this class, your options for exchange may be limited as the class is being introduced.

46   Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on a fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

		SALES CHARGE	BROKER/DEALER
	SALES CHARGE	AS % OF NET	COMMISSION AS
	AS % OF	AMOUNT	% OF
AMOUNT OF INVESTMENT	OFFERING PRICE	INVESTED	OFFERING PRICE
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more[1]	-0-	-0-	up to 1.00

[1]	The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation, and if you own shares of other Legg Mason funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege − allows you to combine the current value of Class A shares of a fund with other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

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Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you; or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website: http://www.leggmason.com/individualinvestors and click on the name of the fund.

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of your purchase payment, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class R1

You buy Class FI, Class R and Class R1 shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

48   Legg Mason Partners Funds

Service Agents receive a distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them, up to 0.50% of the average daily net assets represented by the Class R shares serviced by them and up to 1.00% of the average daily net assets represented by the Class R1 shares serviced by them.

Class I and Class IS shares

You buy Class I and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I and Class IS shares are not subject to any distribution/service fees.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of a fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors and click on the name of the fund.

50   Legg Mason Partners Funds

Retirement and institutional investors — eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of a fund can generally choose among six classes of shares: Class C, Class FI, Class R, Class R1, Class I and Class IS shares.

Class A shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of a fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Class C shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class R1 shares available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Although Retirement Plans with omnibus accounts held on the books of a fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

Other Retirement Plans can generally choose among two classes of shares: Class A and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to a fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose between these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the funds through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I and Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to a fund.

Class A — Retirement Plans

Class A shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of a fund. However, certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries remain eligible to purchase Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares

•	Fund shares are held on the books of a fund through an omnibus account

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with a fund a commission on the purchase price of Class A shares sold by them. Please contact your Service Agent for more information.

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Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of a fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI

Class FI shares are offered only to investors who invest in a fund through certain financial intermediaries and Retirement Plan programs. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them starting immediately after purchase.

Class R

Class R shares are offered only to Retirement Plans with accounts held on the books of a fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them starting immediately after purchase.

Class R1

Class R1 shares are offered only to Retirement Plans with accounts held on the books of a fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R1 shares an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class R1 shares serviced by them starting immediately after purchase.

Class I

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS.

In addition to Institutional Investors, the following individuals may purchase Class I shares: 1) current employees of Legg Mason or its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Class IS

Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of a fund and Institutional Investors. In order to purchase Class IS shares, an investor must hold its shares in one account with a fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from a fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service/distribution-related fees than otherwise would have been charged. The funds are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to each of Class A, Class C, Class FI, Class R, Class I and Class R1 shares, as applicable, a fund may pay a fee for recordkeeping services performed for the share class.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

52   Legg Mason Partners Funds

Buying shares

Generally	You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The funds generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the funds. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the funds.

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:
•Name of fund being bought
•Class of shares being bought
•Dollar amount or number of shares being bought
•Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan	You may authorize your Service Agent or the transfer agent, through Funds Investor Services or Institutional Shareholder Services, to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy — Investment minimums”)
•Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
•If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Target Retirement Series   53

Exchanging shares

Generally	You may exchange shares of a fund for the same class of shares of certain other funds sold by the distributor.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
•If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges
•If you bought shares directly from a fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) to learn which funds are available to you for exchanges
•You may exchange shares of a fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of a fund for shares of another fund that offers Exchange A shares, you may exchange your Class A shares only for Exchange A shares of the other fund
•Not all funds offer all classes
•Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state
•Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account
•Always be sure to read the prospectus of the fund into which you are exchanging shares
•Exchanges of Class A and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made

Investment minimums, sales charges and other requirements	•In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)
•Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares
•The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with a fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the address specified in “Redeeming shares” below.

54   Legg Mason Partners Funds

Through a systematic exchange plan	You may be permitted to schedule automatic exchanges of shares of a fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy — Investment minimums”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Target Retirement Series   55

Redeeming shares

Generally	Contact your Service Agent or, if you hold shares directly with a fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption Proceeds	Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the following address:

Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Your written request must provide the following:

•The fund name, the class of shares to be redeemed and your account number

•The dollar amount or number of shares to be redeemed

•Signatures of each owner exactly as the account is registered

•Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent, or, if you hold shares directly with a fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•Name of fund being redeemed

•Class of shares being redeemed

•Account number

If you hold shares directly with a fund, redemptions of shares may be made by telephone on any day the NYSE is open for business.

Your redemption proceeds can be sent by check to your address of record, or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

56   Legg Mason Partners Funds

Automatic cash withdrawal plans	You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds nor their agents will bear any liability for executing any such transaction.

Each fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for a fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the funds reserve the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment

58   Legg Mason Partners Funds

to bring your account value up to the required level. If you choose not to do so within this 60-day period, a fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, for example, when it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could be affected. The underlying funds in which the funds invest are also subject to the effects of frequent purchases and redemptions of underlying fund shares, which can increase expenses of the underlying funds and therefore, potentially, the expenses of the funds.

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board of the funds has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the funds may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in a fund or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares.

Under the funds’ policies and procedures, the funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the funds sold by the distributor if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all such funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

Legg Mason Partners Target Retirement Series   59

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The funds’ ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the funds’ service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The funds’ policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, each fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if a fund is unable to detect and deter trading abuses, the fund’s performance and its long-term shareholders may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, a fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The funds do not issue share certificates.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

60   Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

Annual distributions of capital gains normally take place at the end of the year in which the gains are realized or the beginning of the next year.

Each fund normally pays income dividends and distributes capital gains, if any, annually.

A fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility.

If fund shares are held through a qualified retirement plan entitled to tax-exempt treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax advisor regarding the tax treatment of distributions (which may include amounts attributable to fund distributions), which may be taxable when distributed from the retirement plan.

The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION	FEDERAL INCOME TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income; potentially taxable at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by a fund for taxable years beginning before January 1, 2011. Qualified dividend income generally consists of dividends from U.S. corporations (other than from REITs) and certain foreign corporations, some regulated investment companies such as the underlying funds and many ETFs may pass through to the funds qualified dividend income received from investments.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment. You may receive taxable gains from transactions by the underlying funds as well as taxable gains from transactions in shares of the underlying fund by a fund.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. A dividend declared by a fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of the year, your Service Agent or fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, your fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to

Legg Mason Partners Target Retirement Series   61

such withholding. If you do not provide your fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

The above discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.

62   Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). If the NYSE closes early, each fund calculates its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value a fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of a fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

Investments in underlying funds (except for ETFs) are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day. For investments in ETFs, the market price is usually the closing sale or official closing price on that exchange. The prospectuses for the underlying funds describe how an underlying fund values its securities, the circumstances under which the underlying funds will use fair value pricing and the effects of fair value pricing. The following generally describes how underlying funds in the Legg Mason funds complex value their securities.

For equity securities and certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by an underlying fund’s board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by an underlying fund’s board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indexes, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

An underlying fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When an underlying fund holds securities or other assets that are denominated in a foreign currency, that fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the board. Because an underlying fund may invest in securities of issuers located in emerging markets, securities rated below investment grade, and small cap stocks, some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable, an underlying fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. An underlying fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the underlying fund’s net asset value is calculated. An underlying fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that the underlying fund could expect to receive for these securities.

Valuing securities at fair value involves greater reliance on judgment than valuing securities based on readily available market quotations. An underlying fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith

Legg Mason Partners Target Retirement Series   63

that an underlying fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that an underlying fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the underlying fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when an underlying fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the underlying fund had not fair-valued the security or had used a different methodology.

The prospectuses for the underlying funds explain the circumstances under which the underlying funds will use fair value pricing.

The underlying funds invest in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of an underlying fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

64   Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class since inception. No financial highlights are provided for Class R1 shares as there were no Class R1 shares outstanding as of January 31, 2009. The returns for Class R1 shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the Annual Report (available upon request).

Legg Mason Partners Target Retirement Series   65

Legg Mason Partners Target Retirement 2015

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.20

Net realized and unrealized loss	(3.49)

Total loss from operations	(3.29)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.20)

Total distributions	(0.20)

NET ASSET VALUE, END OF PERIOD	$7.91

Total return[4]	(28.96)%

NET ASSETS, END OF PERIOD (000s)	$69

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.64%

Net expenses[5,6,7,8]	0.58

Net investment income[6]	5.31

PORTFOLIO TURNOVER RATE	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

66   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2015

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS C SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.17

Net realized and unrealized loss	(3.48)

Total loss from operations	(3.31)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.18)

Total distributions	(0.18)

NET ASSET VALUE, END OF PERIOD	$7.91

Total return[4]	(29.13)%

NET ASSETS, END OF PERIOD (000s)	$80

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.97%

Net expenses[5,6,7,8]	1.33

Net investment income[6]	4.53

PORTFOLIO TURNOVER RATE	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.90% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   67

Legg Mason Partners Target Retirement 2015

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS FI SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.20

Net realized and unrealized loss	(3.49)

Total loss from operations	(3.29)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.20)

Total distributions	(0.20)

NET ASSET VALUE, END OF PERIOD	$7.91

Total return[4]	(28.96)%

NET ASSETS, END OF PERIOD (000s)	$347

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.60%

Net expenses[5,6,7,8]	0.58

Net investment income[6]	5.31

PORTFOLIO TURNOVER RATE	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

68   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2015

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS R SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.19

Net realized and unrealized loss	(3.49)

Total loss from operations	(3.30)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.19)

Total distributions	(0.19)

NET ASSET VALUE, END OF PERIOD	$7.91

Total return[4]	(29.02)%

NET ASSETS, END OF PERIOD (000s)	$69

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.90%

Net expenses[5,6,7,8]	0.83

Net investment income[6]	5.06

PORTFOLIO TURNOVER RATE	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   69

Legg Mason Partners Target Retirement 2015

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.21

Net realized and unrealized loss	(3.48)

Total loss from operations	(3.27)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.21)

Total distributions	(0.21)

NET ASSET VALUE, END OF PERIOD	$7.92

Total return[4]	(28.80)%

NET ASSETS, END OF PERIOD (000s)	$70

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.39%

Net expenses[5,6,7,8]	0.28

Net investment income[6]	5.61

PORTFOLIO TURNOVER RATE	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

70   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2015

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS IS SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.21

Net realized and unrealized loss	(3.48)

Total loss from operations	(3.27)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.21)

Total distributions	(0.21)

NET ASSET VALUE, END OF PERIOD	$7.92

Total return[4]	(28.77)%

NET ASSETS, END OF PERIOD (000s)	$70

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.39%

Net expenses[5,6,7,8]	0.13

Net investment income[6]	5.76

PORTFOLIO TURNOVER RATE	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.70% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   71

Legg Mason Partners Target Retirement 2020

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.18

Net realized and unrealized loss	(3.59)

Total loss from operations	(3.41)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.18)

Total distributions	(0.18)

NET ASSET VALUE, END OF PERIOD	$7.81

Total return[4]	(30.03)%

NET ASSETS, END OF PERIOD (000s)	$68

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.21%

Net expenses[5,6,7,8]	0.57

Net investment income[6]	4.90

PORTFOLIO TURNOVER RATE	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

72   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2020

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS C SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.11

Net realized and unrealized loss	(3.54)

Total loss from operations	(3.43)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.16)

Total distributions	(0.16)

NET ASSET VALUE, END OF PERIOD	$7.81

Total return[4]	(30.20)%

NET ASSETS, END OF PERIOD (000s)	$310

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	17.12%

Net expenses[5,6,7,8]	1.32

Net investment income[6]	3.13

PORTFOLIO TURNOVER RATE	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.90% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   73

Legg Mason Partners Target Retirement 2020

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS FI SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.18

Net realized and unrealized loss	(3.59)

Total loss from operations	(3.41)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.18)

Total distributions	(0.18)

NET ASSET VALUE, END OF PERIOD	$7.81

Total return[4]	(30.03)%

NET ASSETS, END OF PERIOD (000s)	$343

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.16%

Net expenses[5,6,7,8]	0.57

Net investment income[6]	4.90

PORTFOLIO TURNOVER RATE	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

74   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2020

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS R SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.17

Net realized and unrealized loss	(3.59)

Total loss from operations	(3.42)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.17)

Total distributions	(0.17)

NET ASSET VALUE, END OF PERIOD	$7.81

Total return[4]	(30.09)%

NET ASSETS, END OF PERIOD (000s)	$68

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.46%

Net expenses[5,6,7,8]	0.83

Net investment income[6]	4.65

PORTFOLIO TURNOVER RATE	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   75

Legg Mason Partners Target Retirement 2020

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.19

Net realized and unrealized loss	(3.59)

Total loss from operations	(3.40)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.19)

Total distributions	(0.19)

NET ASSET VALUE, END OF PERIOD	$7.81

Total return[4]	(29.96)%

NET ASSETS, END OF PERIOD (000s)	$69

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.89%

Net expenses[5,6,7,8]	0.27

Net investment income[6]	5.21

PORTFOLIO TURNOVER RATE	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

76   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2020

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS IS SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.20

Net realized and unrealized loss	(3.60)

Total loss from operations	(3.40)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.19)

Total distributions	(0.19)

NET ASSET VALUE, END OF PERIOD	$7.81

Total return[4]	(29.93)%

NET ASSETS, END OF PERIOD (000s)	$69

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.96%

Net expenses[5,6,7,8]	0.12

Net investment income[6]	5.35

PORTFOLIO TURNOVER RATE	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.70% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   77

Legg Mason Partners Target Retirement 2025

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.17

Net realized and unrealized loss	(3.80)

Total loss from operations	(3.63)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.17)

Total distributions	(0.17)

NET ASSET VALUE, END OF PERIOD	$7.60

Total return[4]	(31.93)%

NET ASSETS, END OF PERIOD (000s)	$67

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.32%

Net expenses[5,6,7,8]	0.57

Net investment income[6]	4.77

PORTFOLIO TURNOVER RATE	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

78   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2025

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS C SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.13

Net realized and unrealized loss	(3.78)

Total loss from operations	(3.65)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.15)

Total distributions	(0.15)

NET ASSET VALUE, END OF PERIOD	$7.60

Total return[4]	(32.10)%

NET ASSETS, END OF PERIOD (000s)	$160

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.88%

Net expenses[5,6,7,8]	1.31

Net investment income[6]	3.78

PORTFOLIO TURNOVER RATE	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.90% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   79

Legg Mason Partners Target Retirement 2025

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS FI SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.17

Net realized and unrealized loss	(3.80)

Total loss from operations	(3.63)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.17)

Total distributions	(0.17)

NET ASSET VALUE, END OF PERIOD	$7.60

Total return[4]	(31.93)%

NET ASSETS, END OF PERIOD (000s)	$334

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.36%

Net expenses[5,6,7,8]	0.57

Net investment income[6]	4.75

PORTFOLIO TURNOVER RATE	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

80   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2025

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS R SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.16

Net realized and unrealized loss	(3.80)

Total loss from operations	(3.64)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.16)

Total distributions	(0.16)

NET ASSET VALUE, END OF PERIOD	$7.60

Total return[4]	(31.99)%

NET ASSETS, END OF PERIOD (000s)	$67

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.66%

Net expenses[5,6,7,8]	0.82

Net investment income[6]	4.50

PORTFOLIO TURNOVER RATE	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   81

Legg Mason Partners Target Retirement 2025

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.18

Net realized and unrealized loss	(3.79)

Total loss from operations	(3.61)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.18)

Total distributions	(0.18)

NET ASSET VALUE, END OF PERIOD	$7.61

Total return[4]	(31.78)%

NET ASSETS, END OF PERIOD (000s)	$66

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.15%

Net expenses[5,6,7,8]	0.27

Net investment income[6]	5.05

PORTFOLIO TURNOVER RATE	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

82   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2025

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS IS SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.19

Net realized and unrealized loss	(3.80)

Total loss from operations	(3.61)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.18)

Total distributions	(0.18)

NET ASSET VALUE, END OF PERIOD	$7.61

Total return[4]	(31.74)%

NET ASSETS, END OF PERIOD (000s)	$67

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.15%

Net expenses[5,6,7,8]	0.12

Net investment income[6]	5.20

PORTFOLIO TURNOVER RATE	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.70% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   83

Legg Mason Partners Target Retirement 2030

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.16

Net realized and unrealized loss	(4.04)

Total loss from operations	(3.88)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.16)

Total distributions	(0.16)

NET ASSET VALUE, END OF PERIOD	$7.36

Total return[4]	(34.13)%

NET ASSETS, END OF PERIOD (000s)	$65

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.82%

Net expenses[5,6,7,8]	0.57

Net investment income[6]	4.43

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

84   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2030

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS C SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.13

Net realized and unrealized loss	(4.04)

Total loss from operations	(3.91)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.14)

Total distributions	(0.14)

NET ASSET VALUE, END OF PERIOD	$7.35

Total return[4]	(34.38)%

NET ASSETS, END OF PERIOD (000s)	$85

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	26.11%

Net expenses[5,6,7,8]	1.32

Net investment income[6]	3.60

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.90% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   85

Legg Mason Partners Target Retirement 2030

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS FI SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.16

Net realized and unrealized loss	(4.04)

Total loss from operations	(3.88)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.16)

Total distributions	(0.16)

NET ASSET VALUE, END OF PERIOD	$7.36

Total return[4]	(34.13)%

NET ASSETS, END OF PERIOD (000s)	$344

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.22%

Net expenses[5,6,7,8]	0.57

Net investment income[6]	4.55

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

86   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2030

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS R SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.15

Net realized and unrealized loss	(4.04)

Total loss from operations	(3.89)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.15)

Total distributions	(0.15)

NET ASSET VALUE, END OF PERIOD	$7.36

Total return[4]	(34.18)%

NET ASSETS, END OF PERIOD (000s)	$64

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	26.08%

Net expenses[5,6,7,8]	0.82

Net investment income[6]	4.18

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   87

Legg Mason Partners Target Retirement 2030

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.17

Net realized and unrealized loss	(4.04)

Total loss from operations	(3.87)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.17)

Total distributions	(0.17)

NET ASSET VALUE, END OF PERIOD	$7.36

Total return[4]	(34.06)%

NET ASSETS, END OF PERIOD (000s)	$65

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.57%

Net expenses[5,6,7,8]	0.27

Net investment income[6]	4.74

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

88   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2030

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS IS SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.17

Net realized and unrealized loss	(4.04)

Total loss from operations	(3.87)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.17)

Total distributions	(0.17)

NET ASSET VALUE, END OF PERIOD	$7.36

Total return[4]	(34.03)%

NET ASSETS, END OF PERIOD (000s)	$65

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	25.57%

Net expenses[5,6,7,8]	0.12

Net investment income[6]	4.89

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.70% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   89

Legg Mason Partners Target Retirement 2035

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.12

Net realized and unrealized loss	(4.27)

Total loss from operations	(4.15)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.14)

Total distributions	(0.14)

NET ASSET VALUE, END OF PERIOD	$7.11

Total return[3]	(36.51)%

NET ASSETS, END OF PERIOD (000s)	$63

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.45%

Net expenses[4,5,6,7]	0.57

Net investment income[5]	3.49

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

90   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2035

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS C SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.09

Net realized and unrealized loss	(4.26)

Total loss from operations	(4.17)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.12)

Total distributions	(0.12)

NET ASSET VALUE, END OF PERIOD	$7.11

Total return[3]	(36.67)%

NET ASSETS, END OF PERIOD (000s)	$73

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.87%

Net expenses[4,5,6,7]	1.32

Net investment income[5]	2.67

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.90% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   91

Legg Mason Partners Target Retirement 2035

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS FI SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.12

Net realized and unrealized loss	(4.27)

Total loss from operations	(4.15)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.14)

Total distributions	(0.14)

NET ASSET VALUE, END OF PERIOD	$7.11

Total return[3]	(36.51)%

NET ASSETS, END OF PERIOD (000s)	$312

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.41%

Net expenses[4,5,6,7]	0.57

Net investment income[5]	3.49

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

92   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2035

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS R SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.11

Net realized and unrealized loss	(4.27)

Total loss from operations	(4.16)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.13)

Total distributions	(0.13)

NET ASSET VALUE, END OF PERIOD	$7.11

Total return[3]	(36.57)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.72%

Net expenses[4,5,6,7]	0.82

Net investment income[5]	3.24

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   93

Legg Mason Partners Target Retirement 2035

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.13

Net realized and unrealized loss	(4.26)

Total loss from operations	(4.13)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.15)

Total distributions	(0.15)

NET ASSET VALUE, END OF PERIOD	$7.12

Total return[3]	(36.36)%

NET ASSETS, END OF PERIOD (000s)	$63

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.20%

Net expenses[4,5,6,7]	0.27

Net investment income[5]	3.79

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

94   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2035

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS IS SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.14

Net realized and unrealized loss	(4.27)

Total loss from operations	(4.13)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.15)

Total distributions	(0.15)

NET ASSET VALUE, END OF PERIOD	$7.12

Total return[3]	(36.33)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.20%

Net expenses[4,5,6,7]	0.12

Net investment income[5]	3.94

PORTFOLIO TURNOVER RATE	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.70% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   95

Legg Mason Partners Target Retirement 2040

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.11

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.20)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.12)

Total distributions	(0.12)

NET ASSET VALUE, END OF PERIOD	$7.08

Total return[3]	(36.91)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.64%

Net expenses[4,5,6,7]	0.57

Net investment income[5]	3.16

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

96   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2040

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS C SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.08

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.23)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.10)

Total distributions	(0.10)

NET ASSET VALUE, END OF PERIOD	$7.07

Total return[3]	(37.16)%

NET ASSETS, END OF PERIOD (000s)	$69

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	27.19%

Net expenses[4,5,6,7]	1.32

Net investment income[5]	2.38

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.90% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   97

Legg Mason Partners Target Retirement 2040

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS FI SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.11

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.20)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.12)

Total distributions	(0.12)

NET ASSET VALUE, END OF PERIOD	$7.08

Total return[3]	(36.91)%

NET ASSETS, END OF PERIOD (000s)	$310

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.59%

Net expenses[4,5,6,7]	0.57

Net investment income[5]	3.16

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

98   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2040

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS R SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.10

Net realized and unrealized loss	(4.32)

Total loss from operations	(4.22)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.11)

Total distributions	(0.11)

NET ASSET VALUE, END OF PERIOD	$7.07

Total return[3]	(37.05)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.90%

Net expenses[4,5,6,7]	0.82

Net investment income[5]	2.91

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   99

Legg Mason Partners Target Retirement 2040

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.12

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.19)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.13)

Total distributions	(0.13)

NET ASSET VALUE, END OF PERIOD	$7.08

Total return[3]	(36.85)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.39%

Net expenses[4,5,6,7]	0.27

Net investment income[5]	3.46

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

100   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2040

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS IS SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.12

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.19)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.13)

Total distributions	(0.13)

NET ASSET VALUE, END OF PERIOD	$7.08

Total return[3]	(36.82)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.39%

Net expenses[4,5,6,7]	0.12

Net investment income[5]	3.61

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.70% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   101

Legg Mason Partners Target Retirement 2045

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.11

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.20)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.13)

Total distributions	(0.13)

NET ASSET VALUE, END OF PERIOD	$7.07

Total return[3]	(36.96)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.53%

Net expenses[4,5,6,7]	0.57

Net investment income[5]	3.17

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

102   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2045

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS C SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.08

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.23)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.11)

Total distributions	(0.11)

NET ASSET VALUE, END OF PERIOD	$7.06

Total return[3]	(37.20)%

NET ASSETS, END OF PERIOD (000s)	$66

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	27.16%

Net expenses[4,5,6,7]	1.32

Net investment income[5]	2.40

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.90% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   103

Legg Mason Partners Target Retirement 2045

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS FI SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.11

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.20)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.13)

Total distributions	(0.13)

NET ASSET VALUE, END OF PERIOD	$7.07

Total return[3]	(36.96)%

NET ASSETS, END OF PERIOD (000s)	$310

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.48%

Net expenses[4,5,6,7]	0.57

Net investment income[5]	3.17

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

104   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2045

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS R SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.10

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.21)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.12)

Total distributions	(0.12)

NET ASSET VALUE, END OF PERIOD	$7.07

Total return[3]	(37.01)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.79%

Net expenses[4,5,6,7]	0.82

Net investment income[5]	2.92

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   105

Legg Mason Partners Target Retirement 2045

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.12

Net realized and unrealized loss	(4.32)

Total loss from operations	(4.20)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.13)

Total distributions	(0.13)

NET ASSET VALUE, END OF PERIOD	$7.07

Total return[3]	(36.90)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.28%

Net expenses[4,5,6,7]	0.27

Net investment income[5]	3.47

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

106   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2045

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS IS SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.12

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.19)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.14)

Total distributions	(0.14)

NET ASSET VALUE, END OF PERIOD	$7.07

Total return[3]	(36.86)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.28%

Net expenses[4,5,6,7]	0.12

Net investment income[5]	3.62

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.70% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   107

Legg Mason Partners Target Retirement 2050

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.12

Net realized and unrealized loss	(4.33)

Total loss from operations	(4.21)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.11)

Total distributions	(0.11)

NET ASSET VALUE, END OF PERIOD	$7.08

Total return[3]	(36.98)%

NET ASSETS, END OF PERIOD (000s)	$76

RATIOS TO AVERAGE NET ASSETS:

Gross expenses4,5,	24.99%

Net expenses[4,5,6,7]	0.57

Net investment income[5]	3.57

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

108   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2050

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS C SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.08

Net realized and unrealized loss	(4.32)

Total loss from operations	(4.24)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.09)

Total distributions	(0.09)

NET ASSET VALUE, END OF PERIOD	$7.07

Total return[3]	(37.22)%

NET ASSETS, END OF PERIOD (000s)	$72

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.81%

Net expenses[4,5,6,7]	1.32

Net investment income[5]	2.34

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.90% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   109

Legg Mason Partners Target Retirement 2050

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS FI SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.11

Net realized and unrealized loss	(4.32)

Total loss from operations	(4.21)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.11)

Total distributions	(0.11)

NET ASSET VALUE, END OF PERIOD	$7.08

Total return[3]	(36.98)%

NET ASSETS, END OF PERIOD (000s)	$310

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.37%

Net expenses[4,5,6,7]	0.57

Net investment income[5]	3.12

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

110   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2050

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS R SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.10

Net realized and unrealized loss	(4.31)

Total loss from operations	(4.21)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.11)

Total distributions	(0.11)

NET ASSET VALUE, END OF PERIOD	$7.08

Total return[3]	(37.03)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.68%

Net expenses[4,5,6,7]	0.82

Net investment income[5]	2.87

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   111

Legg Mason Partners Target Retirement 2050

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.12

Net realized and unrealized loss	(4.32)

Total loss from operations	(4.20)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.12)

Total distributions	(0.12)

NET ASSET VALUE, END OF PERIOD	$7.08

Total return[3]	(36.92)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.17%

Net expenses[4,5,6,7]	0.27

Net investment income[5]	3.43

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

112   Legg Mason Partners Funds

Legg Mason Partners Target Retirement 2050

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS IS SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.12

Net realized and unrealized loss	(4.32)

Total loss from operations	(4.20)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.12)

Total distributions	(0.12)

NET ASSET VALUE, END OF PERIOD	$7.08

Total return[3]	(36.89)%

NET ASSETS, END OF PERIOD (000s)	$62

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[4,5]	26.17%

Net expenses[4,5,6,7]	0.12

Net investment income[5]	3.58

PORTFOLIO TURNOVER RATE	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.70% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   113

Legg Mason Partners Target Retirement Fund

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.27

Net realized and unrealized loss	(2.77)

Total loss from operations	(2.50)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.27)

Total distributions	(0.27)

NET ASSET VALUE, END OF PERIOD	$8.63

Total return[4]	(22.04)%

NET ASSETS, END OF PERIOD (000s)	$75

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	23.77%

Net expenses[5,6,7,8]	0.62

Net investment income[6]	6.84

PORTFOLIO TURNOVER RATE	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

114   Legg Mason Partners Funds

Legg Mason Partners Target Retirement Fund

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS C SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.24

Net realized and unrealized loss	(2.77)

Total loss from operations	(2.53)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.25)

Total distributions	(0.25)

NET ASSET VALUE, END OF PERIOD	$8.62

Total return[4]	(22.32)%

NET ASSETS, END OF PERIOD (000s)	$81

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.35%

Net expenses[5,6,7,8]	1.37

Net investment income[6]	6.06

PORTFOLIO TURNOVER RATE	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.90% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   115

Legg Mason Partners Target Retirement Fund

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS FI SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.27

Net realized and unrealized loss	(2.77)

Total loss from operations	(2.50)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.27)

Total distributions	(0.27)

NET ASSET VALUE, END OF PERIOD	$8.63

Total return[4]	(22.04)%

NET ASSETS, END OF PERIOD (000s)	$378

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	23.72%

Net expenses[5,6,7,8]	0.62

Net investment income[6]	6.84

PORTFOLIO TURNOVER RATE	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.15% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

116   Legg Mason Partners Funds

Legg Mason Partners Target Retirement Fund

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS R SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.26

Net realized and unrealized loss	(2.77)

Total loss from operations	(2.51)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.26)

Total distributions	(0.26)

NET ASSET VALUE, END OF PERIOD	$8.63

Total return[4]	(22.10)%

NET ASSETS, END OF PERIOD (000s)	$76

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	24.03%

Net expenses[5,6,7,8]	0.87

Net investment income[6]	6.59

PORTFOLIO TURNOVER RATE	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.40% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   117

Legg Mason Partners Target Retirement Fund

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.28

Net realized and unrealized loss	(2.77)

Total loss from operations	(2.49)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.28)

Total distributions	(0.28)

NET ASSET VALUE, END OF PERIOD	$8.63

Total return[4]	(21.96)%

NET ASSETS, END OF PERIOD (000s)	$76

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	23.52%

Net expenses[5,6,7,8]	0.32

Net investment income[6]	7.14

PORTFOLIO TURNOVER RATE	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

118   Legg Mason Partners Funds

Legg Mason Partners Target Retirement Fund

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS IS SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME (LOSS) FROM OPERATIONS:

Net investment income[3]	0.29

Net realized and unrealized loss	(2.78)

Total loss from operations	(2.49)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.28)

Total distributions	(0.28)

NET ASSET VALUE, END OF PERIOD	$8.63

Total return[4]	(21.92)%

NET ASSETS, END OF PERIOD (000s)	$76

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[5,6]	23.52%

Net expenses[5,6,7,8]	0.17

Net investment income[6]	7.29

PORTFOLIO TURNOVER RATE	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 29, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.70% until August 31, 2009. The expense limitation takes into account the underlying funds’ expense ratio and brokerage commissions paid on purchases and sales of shares of ETFs.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Target Retirement Series   119

Appendix A

The performance information below relates to underlying funds in which the funds may invest. An underlying fund’s past performance is not necessarily an indication of how the underlying fund will perform in the future.

This performance information is supplied by Legg Mason for funds managed by Legg Mason or its affiliates with respect to their Class I or Class IS (or equivalent) shares, unless otherwise noted, or is taken from the ETFs’ websites.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 12/31/08)
					INCEPTION
				SINCE	DATE OF
UNDERLYING FUND	1 YEAR	5 YEARS	10 YEARS	INCEPTION	CLASS[4]
U.S. Equity
iShares® Russell 1000 Growth Index Fund (ETF)[1]	(38.47)%	(3.58)%	N/A	(7.66)%	05/22/00

iShares® Russell 1000 Value Index Fund (ETF)[1]	(36.83)%	(0.91)%	N/A	0.67%	05/22/00

iShares Russell 2000 Index Fund (ETF)[1]	(33.66)%	(0.94)%	N/A	1.83%	05/22/00

Legg Mason American Leading Companies Trust	(49.02)%	(7.00)%	N/A	(4.01)%	06/14/01

Legg Mason Classic Valuation Fund	(42.30)%	(4.45)%	N/A	(3.16)%	07/13/01

Legg Mason Growth Trust, Inc.	(60.02)%	N/A	N/A	(12.41)%	03/04/04

Legg Mason Opportunity Trust	(65.15)%	(13.20)%	N/A	(4.19)%	06/26/00

Legg Mason Partners 130/30 US Large Cap Equity Fund	(39.09)%	N/A	N/A	(34.00)%	11/08/07

Legg Mason Partners Aggressive Growth Fund	N/A	N/A	N/A	(31.93)%	08/04/08	[3]

Legg Mason Partners Appreciation Fund	N/A	N/A	N/A	(21.75)%	08/04/08	[3]

Legg Mason Partners Capital Fund	(41.85)%	(4.18)%	2.85%	N/A	12/17/76

Legg Mason Partners Fundamental Value Fund	N/A	N/A	N/A	(28.08)%	08/04/08	[3]

Legg Mason Partners Investors Value Fund	(35.23)%	(1.32)%	1.80%	N/A	05/29/58

Legg Mason Partners Large Cap Growth Fund	(36.98)%	(5.95)%	(1.59)%	N/A	10/15/97

Legg Mason Partners Mid Cap Core Fund	N/A	N/A	N/A	(29.46)%	08/04/08	[3]

Legg Mason Partners Small Cap Growth Fund	N/A	N/A	N/A	(36.32)%	08/04/08	[3]

Legg Mason Partners Small Cap Value Fund	(35.82)%	(1.86)%	N/A	4.67%	04/14/03

Legg Mason Partners U.S. Large Cap Equity Fund	N/A	N/A	N/A	(32.82)%	04/30/08	[3]

Legg Mason Special Investment Trust, Inc.	(53.75)%	(9.30)%	1.06%	N/A	12/01/94

Legg Mason Value Trust, Inc.	(54.61)%	(11.26)%	(3.25)%	N/A	12/01/94

Royce Total Return Fund	(31.09)%	0.65%	6.29%	N/A	12/15/93

Royce Value Fund	(34.02)%	4.23%	N/A	7.54%	06/14/01

International Equity
iShares® MSCI EAFE Index Fund (ETF)[1]	(43.14)%	1.54%	N/A	2.28%	08/14/01

Legg Mason International Equity Trust	N/A	N/A	N/A	(33.81)%	08/04/08	[3]

Legg Mason Partners International All Cap Opportunity Fund	N/A	N/A	N/A	(31.15)%	08/04/08	[3]

Emerging Market Equity
Legg Mason Emerging Markets Trust	N/A	N/A	N/A	(45.52)%	08/29/08	[3]

Legg Mason Partners Emerging Markets Equity Fund	(54.87)%	N/A	N/A	1.55%	01/03/05

Vanguard® Emerging Markets Stock Index Fund (ETF)[1]	(52.99)%	N/A	N/A	(6.25)%	06/23/06

Legg Mason Partners Target Retirement Series   A-1

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 12/31/08)
					INCEPTION
				SINCE	DATE OF
UNDERLYING FUND	1 YEAR	5 YEARS	10 YEARS	INCEPTION	CLASS[4]
Emerging Market Fixed-Income
Western Asset Emerging Markets Debt Portfolio	(19.33)%	3.91%	11.72%	N/A	10/17/96

High Yield Fixed-Income
Western Asset High Yield Portfolio	N/A	N/A	N/A	(27.16)%	08/04/08	[3]

U.S. Core Fixed-Income
Western Asset Absolute Return Portfolio	N/A	N/A	N/A	(11.47)%	08/04/08	[3]

Western Asset Core Bond Portfolio	N/A	N/A	N/A	(7.08)%	08/29/08	[3]

Western Asset Core Plus Bond Portfolio	N/A	N/A	N/A	(4.32)%	08/04/08	[3]

Global Fixed Income
Global Opportunities Bond Fund[2]	(8.93)%	N/A	N/A	0.14%	11/01/06

Western Asset Non-U.S. Opportunity Bond Portfolio	4.60%	5.40%	6.25%	N/A	07/15/98

Real Estate
Vanguard® REIT Index Fund (ETF)[1]	(36.98)%	N/A	N/A	(1.59)%	09/23/04

[1]	Returns based on the ETF’s market value for the period (not the net asset value).

[2]	Returns shown for Class IS shares.

[3]	Returns are not annualized.

[4]	The inception date shown is the inception date of the class of shares of the underlying funds, except the ETFs, in which the funds may invest.

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds makes any representations regarding the advisability of investing in a fund in the Legg Mason Partners Target Retirement Series.

Vanguard® is a registered trademark of The Vanguard Group, Inc. (“Vanguard”). Neither Vanguard nor the Vanguard® funds makes any representations regarding the advisability of investing in a fund in the Legg Mason Partners Target Retirement Series.

A-2   Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

(This page intentionally left blank.)

Legg Mason Partners Target Retirement Series
Legg Mason Partners Target Retirement 2015
Legg Mason Partners Target Retirement 2020
Legg Mason Partners Target Retirement 2025
Legg Mason Partners Target Retirement 2030
Legg Mason Partners Target Retirement 2035
Legg Mason Partners Target Retirement 2040
Legg Mason Partners Target Retirement 2045
Legg Mason Partners Target Retirement 2050
Legg Mason Partners Target Retirement Fund

You may visit the funds’ website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports. Additional information about the funds’ investments is available in each fund’s Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during its last fiscal year.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information. The SAI provides more detailed information about each fund and is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about each fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about a fund that is not in this Prospectus, you should not rely upon that information. Neither a fund nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-06444)
FDXX011229

Filed under Rule 497(c)
File No. 33-43446

May 31, 2009

Legg Mason Partners Equity Trust

Legg Mason Partners Target Retirement Series
Legg Mason Partners Target Retirement 2015 (“Target 2015”)
Legg Mason Partners Target Retirement 2020 (“Target 2020”)
Legg Mason Partners Target Retirement 2025 (“Target 2025”)
Legg Mason Partners Target Retirement 2030 (“Target 2030”)
Legg Mason Partners Target Retirement 2035 (“Target 2035”)
Legg Mason Partners Target Retirement 2040 (“Target 2040”)
Legg Mason Partners Target Retirement 2045 (“Target 2045”)
Legg Mason Partners Target Retirement 2050 (“Target 2050”)
Legg Mason Partners Target Retirement Fund (“Retirement Fund”)

55 Water Street
New York, New York 10041
800-822-5544

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus of each of Legg Mason Partners Target Retirement 2015, Legg Mason Partners Target Retirement 2020, Legg Mason Partners Target Retirement 2025, Legg Mason Partners Target Retirement 2030, Legg Mason Partners Target Retirement 2035, Legg Mason Partners Target Retirement 2040, Legg Mason Partners Target Retirement 2045, Legg Mason Partners Target Retirement 2050 (collectively, the “Target Funds”) and Legg Mason Partners Target Retirement Fund (together with the Target Funds, the “funds”) dated May 31, 2009, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the prospectus. The funds are series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland business trust.

Each of the nine funds offers different levels of potential return and involves different levels of risk. Each of the funds seeks to achieve its investment objective by investing in a number of open-end management investment companies or series thereof (“underlying funds”). Most of the underlying funds have Legg Mason Investment Services (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), as principal underwriter or an investment management subsidiary of Legg Mason as investment adviser. Other underlying funds are exchange-traded funds managed by unaffiliated investment advisers.

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The funds’ prospectus and copies of the annual and semi-annual reports, when available, may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”), or by writing or calling the Trust at the address or telephone number set forth above. LMIS serves as the funds’ sole and exclusive distributor.

1

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the prospectus or this SAI in connection with the offerings made by the prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by a fund or its distributor. The prospectus and this SAI do not constitute offerings by a fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

2

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Each fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The funds’ prospectus discusses the funds’ investment objectives and policies. The following discussion supplements the description of the funds’ investment policies in the prospectus.

Investment Objective and Principal Investment Strategies

The investment objective of each fund is to seek the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.

Each fund will seek to achieve its objective by investing in a combination of underlying funds representing a variety of asset classes and investment styles. Each fund (other than the Retirement Fund) is managed to the specific target date included in its name (intended to coincide, generally, with an investor’s retirement year) and is designed for investors expecting to retire around the target date. The year specified in a fund’s name, however, is intended as a general guide, and may not necessarily represent an investor’s retirement year or the year when an investor may plan to withdraw substantially all of his or her assets from a fund. The funds’ asset mixes will gradually become more conservative until approximately 15 years after the target date, at which time the asset mix will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After a fund reaches its target date, that fund, by following these investment strategies, seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age. When the target asset allocation of a fund with a target date matches the Retirement Fund’s target allocation (up to 15 years after the fund’s target date), the Board of Trustees (the “Board”) may combine the fund with the Retirement Fund, without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination is anticipated to be tax-free under current law. Shareholders will be provided with additional information at that time.

In pursuing their investment objectives and policies, each of the underlying funds is permitted to engage in a wide range of investment policies. Since the funds invest in the underlying funds, shareholders of each fund will be affected by these investment policies in direct proportion to the amount of assets each fund allocates to the underlying funds pursuing such policy.

There can be no assurance that the respective investment objectives of the funds or the underlying funds will be achieved.

INVESTMENT PRACTICES AND RISK FACTORS

The funds’ principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the underlying funds and the funds.

Because the funds invest primarily in the underlying funds, rather than directly in securities or other instruments, the strategies and risks below are described by reference to the underlying funds. However, each of the strategies and risks described below may not apply to all of the underlying funds. To the extent that the funds invest directly in securities and other instruments, the strategies and risks described below are also directly applicable to the funds.

Equity Securities

General.  Equity securities are subject to the following risks: the risk that their prices generally fluctuate more than those of other securities, such as debt or fixed-income securities; the risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy, country or region, or may affect the market as a whole; the risk that an adverse company-specific event, such as an unfavorable earnings report, may negatively affect the stock price of a company in which an underlying fund invests; and the risk that an underlying fund may experience a substantial or complete loss on an individual stock.

3

Common Stocks.  Each of the funds, through its investment in certain of the underlying funds or directly, may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock.  Each fund, through its investment in certain of the underlying funds or directly, may invest in preferred stocks which, like debt obligations, have characteristics similar to fixed-income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividend. For that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stocks of the same issuer.

Foreign Investments.  Each fund may invest in certain underlying funds that invest all or a portion of their assets in securities of non-U.S. issuers. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation, nationalization or confiscatory taxation; withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities held by certain underlying funds may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (“SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. An underlying fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and many, if not all, of the foregoing considerations apply to such investments as well. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of an underlying fund are uninvested and no return can be earned on them. The inability of an underlying fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to an underlying fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since certain underlying funds may invest in securities denominated in currencies other than the U.S. dollar and since some underlying funds may hold foreign currencies, such fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar.

4

Changes in the currency exchange rates may influence the value of a fund’s shares, and also may affect the value of dividends and interest earned by an underlying fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

The operating expenses of an underlying fund that invests in foreign securities can be expected to be higher than that of an investment company investing exclusively in U.S. securities since the expenses of the underlying fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the underlying fund or a fund investing in such fund.

Each fund, through its investment in certain of the underlying funds or directly, may invest in securities of emerging markets. The risks of investing in foreign securities are heightened for investments in emerging markets and securities of their governments.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. A fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in

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emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s portfolio securities in such markets may not be readily available.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Equity-linked Notes.  Equity-linked notes, or ELNs, are securities that are valued based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying local equity securities where an underlying fund may not have established local access. Investors in ELNs are subject to risk of loss of principal investment.

American, European and Global Depositary Receipts.  Each fund, through its investment in certain of the underlying funds or directly, may invest in the securities of foreign and domestic issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Certain underlying funds may also invest in Global Depositary Receipts (“GDRs”), EDRs and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

For purposes of a fund’s investment policies, depositary receipts generally are deemed to have the same classifications as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

Warrants.  A warrant entitles an underlying fund to purchase common stock from the issuer at a specified price and time. Since a warrant does not carry with it the right to dividends or voting rights with respect to securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an underlying fund in units or attached to securities may be deemed to be without value.

Model Risk.  The proprietary models that may be used by certain underlying funds’ advisers to evaluate securities or securities markets are based on the adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

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Style Risk.  The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities. In addition, the market values of growth stocks may be more volatile than other types of investments and may lack dividends that can cushion share prices during market declines. The returns on growth securities may or may not move in tandem with the returns of other styles of investing or the overall stock markets.

Capitalization Risk.  Investments in securities of companies with small- and mid-sized market capitalizations are generally considered to offer greater opportunity for appreciation but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small- to medium-sized companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small- and mid-sized company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small- and mid-sized company stocks may decline in price as the prices of large company stocks rise or vice versa. Micro-cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-cap companies may be less financially secure than large-, mid- or small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for an underlying fund to buy and sell in the market.

Fixed-Income Securities

General.  Fixed-income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the underlying funds. The market value of the fixed-income obligations in which the underlying funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the underlying funds most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Each fund, through its investment in certain of the underlying funds or directly, may invest in high-quality, high-grade or investment-grade securities. High-quality securities are those rated in the two highest categories by Moody’s Investors Service Inc. (“Moody’s”) (Aaa or Aa) or Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”) (AAA or AA) or determined by the underlying fund’s adviser to be of comparable quality. High grade securities are those rated in the three highest categories by Moody’s (Aaa, Aa or A) or S&P (AAA, AA or A) or determined by the underlying fund’s adviser to be of comparable quality. Investment-grade securities are those rated in the four highest categories by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or determined by the underlying fund’s adviser to be of comparable quality. Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make timely principal and interest payments than is the case with higher grade securities.

High-Yield Securities.  Each fund, through its investment in certain of the underlying funds or directly, may invest in securities rated below investment grade, that is, rated below Baa by Moody’s or BBB by S&P, or determined by the underlying fund’s adviser to be of comparable quality. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to

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adverse business, financial, economic or political conditions. See Appendix A for additional information on the bond ratings by Moody’s and S&P.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Convertible securities typically have lower ratings than similar nonconvertible securities because of the subordination feature.

Money Market Instruments.  Money market instruments include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by U.S. banks (including their branches located outside the United States and subsidiaries located in Canada), U.S. branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. Government Securities.  U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by Federal Home Loan Mortgage Corporation (“Freddie Mac”)). In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or

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instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates. Since the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a fund or an underlying fund may invest in obligations issued by such an instrumentality if its adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund or the underlying fund, as the case may be.

Mortgage-Related Securities.  Mortgage-related securities provide capital for mortgage loans made to residential homeowners and include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as an underlying fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Securities issued by Government National Mortgage Association (“Ginnie Mae”) and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

Mortgage-backed securities may be issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac but also may be issued or guaranteed by other issuers, including private companies. Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and, until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into preferred stock purchase agreements (“PSPAs”) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can

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be no assurance that the private insurers can meet their obligations under the policies. An underlying fund may buy mortgage-related securities without insurance or guarantees if its adviser determines that the securities are an appropriate investment for the underlying fund.

Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by a fund, the fund could experience delays in liquidating both its position and losses. An underlying fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. An underlying fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages). As new types of mortgage-related securities are developed and offered to investors, an underlying fund’s adviser may, consistent with the underlying fund’s investment objective and policies, consider making investments in such new types of securities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, an underlying fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of rate increases on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

Asset-Backed Securities.  Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number

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of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Foreign Government Securities.  Among the foreign government securities in which each fund, through its investment in certain of the underlying funds or directly, may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

Brady Bonds.  Each fund, through its investment in certain of the underlying funds or directly, may invest in Brady Bonds, which are are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating-rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors, including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Bank Obligations.  Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches

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of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements; loan limitations; and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the underlying funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Ratings as Investment Criteria.  In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings may be used by the underlying funds as initial criteria for the selection of portfolio securities, but the underlying funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that may be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a fund or an underlying fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events may require sale of such securities by a fund, but the fund’s subadviser or the adviser of an underlying fund may consider such events in its determination of whether such fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or because of a corporate reorganization, a fund or an underlying fund may attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

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Derivative Transactions

General.  Derivative transactions, including the options and futures transactions described below (also called “Financial Instruments”), are used for a number of reasons including: to manage exposure to changes in interest rates, stock and bond prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to adjust duration; to enhance income or return; and to protect the value of portfolio securities. Options and futures can be volatile instruments, and involve certain risks. If the adviser to an underlying fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the underlying fund’s return. Further losses could also be experienced if the options and futures positions held by an underlying fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Each fund, through its investment in certain of the underlying funds, may enter into stock index, interest rate and currency futures contracts (or options thereon), swaps, caps, collars and floors. Certain underlying funds may also purchase and sell call and put options, futures and options contracts.

Each fund may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the over-the-counter market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, an underlying fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the advisers of the underlying funds expect that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and are permitted by its investment limitations and applicable regulatory authorities. The funds and underlying funds might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in an underlying fund’s portfolio. In a short hedge, an underlying fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that an underlying fund intends to acquire. In a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security as anticipated, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that an underlying fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund and an underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

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1. Successful use of most Financial Instruments depends upon the adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.

2. When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match an underlying fund’s current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match an underlying fund’s investments well. Options and futures prices are affected by factors which may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3. If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if an underlying fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

4. An underlying fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund was unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

5. An underlying fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the fund.

An underlying fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness

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of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Options on Securities.  Each fund, through its investment in certain of the underlying funds and directly, may engage in transactions in options on securities, which, depending on the fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain underlying funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that they hold or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by an underlying fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

An underlying fund may write (a) in-the-money call options when its adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of an underlying fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an underlying fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporations and the securities exchange on which the option is written.

Each fund, through its investment in certain of the underlying funds, may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, “spread” options, “knock-out” options, “knock-in” options and “average rate” or “look-back” options. “Spread” options are dependent upon the difference between the price of two securities or futures contracts, “knock-out” options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, “knock-in” options only have value if the price of the underlying asset reaches a trigger level and “average rate” or “look-back” options are options where, at expiration, the option’s strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

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An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain underlying funds with option-writing authority may write options only on national securities exchanges or in the over-the-counter market.

An underlying fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that an underlying fund and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by an underlying fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which an underlying fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing the appropriate additional amount of those securities.

Stock Index Options.  Each fund, through its investment in certain of the underlying funds, may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the Standard & Poor’s 100 Index, the Amex Oil Index or the Amex Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise

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price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of an underlying fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to its adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

An underlying fund may engage in stock index options transactions when determined by its adviser to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Currency Transactions.  Each fund, through its investment in certain of the underlying funds, may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An underlying fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates.

A underlying fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund may purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

To attempt to hedge against adverse movements in exchange rates between currencies, an underlying fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward currency contract to sell the currency the adviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency. When the adviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the adviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall

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whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund’s custodian places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked-to-market daily, in a separate account of the fund having a value equal to the aggregate amount of the fund’s commitments under forward currency contracts entered into with respect to position hedges and cross hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund’s commitments with respect to such contracts.

At or before the maturity of a forward contract, an underlying fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to an underlying fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Foreign Currency Options.  Each fund, through its investment in certain of the underlying funds, may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

An underlying fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the U.S. dollar value of a foreign currency in which a fund’s securities are denominated, for example, will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

Futures Contracts.  The purpose of the acquisition or sale of a futures contract by a fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. For example, in the case of stock index futures

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contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

Each fund, through its investment in certain of the underlying funds, may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund and not for purposes of speculation, but some underlying funds may enter into futures contracts for non-hedging purposes, i.e., to increase total return. The ability of the underlying funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company.

No consideration will be paid or received by an underlying fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although an underlying fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If an underlying fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not

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necessarily, be at increased prices which reflect the change in interest rates or currency or market values, as the case may be.

The CFTC has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each fund and each underlying fund is managed by an entity that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, a fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Options on Futures Contracts.  An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Since the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value (“NAV”) of a fund investing in the options.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a fund’s adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

Commodity-Linked Derivative Instruments.  Investments by an underlying fund in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The means by which an underlying fund seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the underlying fund’s intention to qualify as a regulated investment company under the Code.

Foreign Commodity Exchanges.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an underlying fund’s trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes.

Swap Agreements.  Among the hedging transactions into which certain underlying funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange

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by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate floor.

Certain underlying funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a fund is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the advisers and the funds may believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to their borrowing restrictions. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with its custodian. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreement related to the transaction.

Swap agreements will tend to shift an underlying fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on an underlying fund’s performance. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the fund under a swap agreement will be greater than the payments it received. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The creditworthiness of firms with which an underlying fund enters into swaps, caps, floors or collars will be monitored by its adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If the other party to such transaction defaults, the fund will have contractual remedies pursuant to the agreements related to the transaction. The underlying fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The underlying fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to a swap transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps.  Each fund, through its investment in certain of the underlying funds, may enter into credit default swaps. Credit default swap contracts involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

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Investment Practices

In attempting to achieve its investment objectives, an underlying fund and/or a fund may employ, among others, the following investment strategies.

Borrowing.  Certain of the underlying funds may borrow in certain circumstances. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the NAV of the fund’s shares and in the return on the fund’s portfolio. Although the principal of any borrowing will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the adviser’s strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares. See also “Reverse Repurchase Agreements” in this section.

Repurchase Agreements.  Certain of the underlying funds, and each fund, may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The funds’ subadviser and the advisers of the underlying funds, acting under the supervision of the respective fund’s Board, review on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, each fund and each underlying fund, along with other affiliated entities managed by Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements.  Each fund, through its investment in certain of the underlying funds, may enter into reverse repurchase agreements with banks or broker/dealers. An underlying fund may enter into a reverse repurchase agreement when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

A reverse repurchase agreement is a transaction in which a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash.

Reverse repurchase agreements have the characteristics of borrowing and are a form of leverage. As a result, the use of reverse repurchase agreements by a fund may exaggerate any interim increase or decrease in the value of a fund’s assets.

When an underlying fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the fund is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the fund’s assets. In addition, if a fund is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the fund’s income.

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At the time an underlying fund enters into a reverse repurchase agreement, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreements. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s exercising its rights under the agreement.

When-issued Securities and Delayed-delivery Transactions.  To secure an advantageous price or yield, each fund, through its investment in certain of the underlying funds or directly, may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, a fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Fixed-income securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public’s perception of the creditworthiness of the issuers. In general, fixed- income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed-income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase by a fund or an underlying fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the fund involved. On the settlement date, a fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Lending of Portfolio Securities.  Consistent with applicable regulatory requirements, certain underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the fund’s board. An underlying fund that is managed by the manager or its affiliates will not lend portfolio securities to affiliates of the manager unless it has applied for and received specific authority to do so from the SEC. From time to time, such an underlying fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned.

Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) an underlying fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) an underlying fund must be able to terminate the loan at any time; (d) an underlying fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) an underlying fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, an underlying fund must terminate the loan and regain the right to vote the securities.

Short Sales.  Each fund, through its investment in certain of the underlying funds, may from time to time sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date

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at a lower price. There can be no assurance that the fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the fund must borrow the security from a broker/dealer through which the short sale is executed, and the broker/dealer must deliver the security, on behalf of the fund, to the buyer. The broker/dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker/dealer the security sold short. In addition, the fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short.

An underlying fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security. Whenever an underlying fund sells short, it must segregate assets held by its custodian as collateral to cover its obligation, and maintain the collateral in an amount at least equal to the market value of the short position. To the extent that the liquid securities segregated by the fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the underlying funds in this respect will normally be primarily composed of equity portfolio securities that are subject to gains or losses and, accordingly, when a fund executes short sales leverage will normally be created.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that an underlying fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

An underlying fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

Short Sales Against the Box.  Each fund, through its investment in certain of the underlying funds, may enter into short sales “against the box.” A fund may enter into a short sale of common stock such that when the short position is open the fund owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as “against the box,” will be entered into by a fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although prior to delivery the fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Restricted Securities.  Each fund, through its investment in certain of the underlying funds and directly, may invest in securities the disposition of which is subject to legal or contractual restrictions. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) TDs maturing in more than seven calendar days, (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets and (e) securities of new and early stage companies whose securities are not publicly traded.

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Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing an underlying fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”) or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and a fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

Leveraging.  Each fund, through its investment in certain of the underlying funds, may from time to time leverage its investments by purchasing securities with borrowed money. A fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, a fund’s asset coverage drops below 300%, the fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the NAV of the underlying fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the NAV of the fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate an underlying fund’s net investment income in any given period.

Mortgage Dollar Rolls.  Each fund, through its investment in certain of the underlying funds, may enter into mortgage dollar rolls. A fund may enter into dollar rolls in which the fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the fund forgoes interest paid on the securities. The fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The underlying funds generally execute mortgage dollar rolls in the to-be-announced (“TBA”) market, where a fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The obligation to repurchase securities on a specified future date involves the risk that the market value of the securities a fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy, becomes insolvent or defaults on its obligations, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities. Dollar roll transactions may result in a form of leverage that increases the fund’s sensitivity to interest rate changes and may increase the overall risk of investing in the fund.

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Additional Risk Factors

Investment in Other Mutual Funds.  The investments of each fund are concentrated in underlying funds so each fund’s performance is directly related to the investment performance of the underlying funds held by it. The ability of each fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”). There can be no assurance that the investment objective of any fund or any underlying fund will be achieved.

The underlying funds are subject to management risk. This is the risk that the adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

The funds will invest only in classes of shares of the underlying funds (except for exchange-traded funds (“ETFs”)) that are offered only to institutional and other eligible investors, such as the funds, at NAV and, accordingly, will not pay any sales loads or service or distribution (12b-1) fees in connection with their investments in shares of the underlying funds. The funds, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying funds that are applicable to institutional class shareholders, including advisory fees. The investment returns of each fund, therefore, will be net of the expenses of the underlying funds in which it is invested. These expenses would be in addition to the advisory and other expenses that the fund bears directly in connection with its own operations.

When a fund redeems shares from an underlying fund, the underlying fund, under certain circumstances, may choose to pay the fund’s net redemption proceeds with an in-kind distribution of a portion of the underlying fund’s securities rather than in cash. If the fund does not want to invest in such securities, it will liquidate such securities as soon as practicable. The liquidation of securities may cause a fund to incur brokerage or other transaction costs. In addition, there can be no assurance that when a fund sells these securities, it would receive the value attributed to the securities by the underlying fund.

The funds may invest in securities of other investment companies to the extent permitted under the 1940 Act, or pursuant to an order by the SEC. Generally, under the 1940 Act, a fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the fund’s total assets and (c) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund’s total assets. However, a registered fund may invest in another registered fund that is in the same group of investment companies (as defined in the 1940 Act) subject to certain other conditions and in ETFs in amounts greater than those permitted under the 1940 Act if the fund enters into a “participation agreement” with the ETF and meets certain other conditions set forth in the exemptive order received by the ETF from the SEC. The exemptive order would permit the fund to, in the aggregate, acquire up to 25% of the ETF’s outstanding voting securities.

Investment in ETFs.  Each fund invests in shares of ETFs that are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. As with other investments in shares of mutual funds, each fund will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund’s own operations.

The ETFs in which the funds invest seek to track a specified securities index (“benchmark index”) or a basket of securities that an “index provider” (such as Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an ETF is designed so that its performance will correspond closely with that of the its benchmark index.

Many ETFs are not actively “managed.” Therefore, those ETFs may not sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the relevant index. Such an ETF may not perform the same as its benchmark index due to tracking error. An ETF’s return may not match the return of the benchmark index for a number of reasons. For example, the ETF incurs a number of operating expenses not applicable to the benchmark index, and incurs costs in buying and selling securities, especially when rebalancing the ETF’s securities holdings to reflect changes in the composition of the benchmark index, or representative sample of the benchmark

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index. The ETF may not be fully invested at times, either as a result of cash flows into the ETF or reserves of cash held by the ETF to meet redemptions and pay expenses. Since the ETF may utilize a sampling approach and may hold futures or other derivative positions, its return may not correlate as well with the return on the benchmark index, as would be the case if the ETF purchased all of the stocks in the benchmark index.

Because an ETF may, under certain circumstances, hold less than the total number of stocks in its benchmark index, an ETF is subject to management risk. This is the risk that the investment manager’s security selection process, which is subject to a number of constraints, may not produce the intended results.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the funds could lose money investing in an ETF if the prices of the stocks or bonds owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of the ETF’s shares may trade at a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Investments in other investment companies, including ETFs, are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

Concentration Risk.  An underlying fund’s assets may be concentrated in an industry or group of industries. By concentrating its assets in a single industry or group of industries, the underlying fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the underlying fund to a greater extent than if the underlying fund’s assets were invested in a wider variety of industries.

Trading Frequency.  Although the underlying funds generally invest for the longer term, an underlying fund may engage in active and frequent trading, resulting in high portfolio turnover, in order to achieve its investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Non-Diversified Portfolios.  Certain of the underlying funds are classified as non-diversified under the 1940 Act. Since, as a non-diversified fund, each such fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such fund may be subject to greater risk with respect to its individual portfolio than a fund that is more broadly diversified.

Securities of Unseasoned Issuers.  Securities in which each of the funds, through its investment in certain of the underlying funds or directly, may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

Sovereign Debt Obligations.  Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

Brady Bonds.  The Brady Bonds that the underlying funds may purchase have no or limited collateralization, and an underlying fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default on collateralized Brady Bonds for which

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obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the underlying funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect an underlying fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants.

Restrictions on Foreign Investment.  Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in an underlying fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of an underlying fund to make intended security purchases due to settlement problems could cause such fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund because of subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Mortgage-Related Securities.  To the extent an underlying fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the underlying fund’s principal investment to the extent of the premium paid. The underlying fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

Non-Publicly Traded and Illiquid Securities.  The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, an underlying fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the underlying funds’ advisers believe it desirable to do so. Investments by an underlying fund in illiquid securities are subject to the risk that should the underlying fund

28

desire to sell any of these securities when a ready buyer is not available at a price that the fund’s adviser deems representative of its value, the value of the underlying fund’s net assets could be adversely affected.

High-Yield Securities.  Certain underlying funds may invest in high yield, below investment grade securities, commonly known as “junk bonds.” Investments in high yield securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest.

Generally, high yield, below investment grade securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Below investment grade securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by an underlying fund, with a commensurate effect on the value of the underlying fund’s shares.

The markets in which below investment grade securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for an underlying fund to purchase and also may restrict the ability of an underlying fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of high yield securities to repay principal and pay interest thereon.

While the market values of below investment grade securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss because of default by such issuers is significantly greater because below investment grade securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An underlying fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Short Sales.  Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever an underlying fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, an underlying fund may purchase call options to buy securities sold short by the underlying fund. Such options would lock in a future price and protect the underlying fund in case of an unanticipated increase in the price of a security sold short by the underlying fund.

Repurchase Agreements.  Repurchase agreements, as utilized by a fund or an underlying fund, could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of a fund to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Reverse Repurchase Agreements.  Each fund, through its investment in certain of the underlying funds, may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer, or its trustee or receiver, may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

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When-Issued Securities and Delayed-Delivery Transactions.  The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Leverage.  Certain of the underlying funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Leverage creates an opportunity for increased returns to shareholders of an underlying fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the NAV of a fund’s shares and in a fund’s yield. Although the principal or stated value of such borrowings will be fixed, a fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the underlying fund.

Indexed Securities.  Each fund, through its investment in certain of the underlying funds, may invest in indexed securities, including inverse floaters, whose value is linked to currencies, interest rates, commodities, indexes or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Inflation-Indexed Securities.  The value of inflation-indexed fixed-income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if an underlying fund purchases in the secondary market inflation-indexed securities whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period an underlying fund holds an inflation-indexed security, the underlying fund may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index to which the inflation-indexed securities are tied is taxable in the year the increase occurs, even though an underlying fund will not receive cash representing the increase at that time. As a result, an underlying fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by an underlying fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, an underlying fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indexes that are calculated based on rates of inflation for prior periods. There can be no assurance that such indexes will accurately measure the actual rate of inflation in the prices of goods and services.

Forward Roll Transactions.  Forward roll transactions involve the risk that the market value of the securities sold by an underlying fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a fund. Although investing the proceeds of these borrowings in repurchase agreements or

30

money market instruments may provide an underlying fund with the opportunity for higher income, this leveraging practice will increase a fund’s exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a fund’s NAV per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a fund’s NAV per share to decrease faster than would otherwise be the case.

Swap Agreements.  As one way of managing their exposure to different types of investments, certain of the underlying funds may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. Swap agreements can be highly volatile and may have a considerable impact on a fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Floating and Variable Rate Income Securities.  Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Zero Coupon, Discount and Payment-in-Kind Securities.  Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Premium Securities.  Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an underlying fund at a premium are called or sold prior to maturity, a fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

Yankee Bonds.  Yankee bonds are U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers. As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Cash Investments.  An underlying fund may invest to a limited extent in short-term debt securities, money market instruments and/or cash to pay expenses and/or meet redemption requests.

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INVESTMENT POLICIES

Each fund has adopted the fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of a fund present at a shareholder meeting, if the holders of more than 50% of the voting power of a fund are present in person or represented by proxy, or (b) more than 50% of the voting power of a fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of the restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1) A fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) A fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) A fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) A fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) A fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) A fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds have no intention of borrowing money for leverage. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities

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transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a fund’s manager or subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of a fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses

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consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange-traded funds that invest in physical and/or financial commodities.

The funds’ fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The underlying funds in which the funds invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an underlying fund are located in its statement of additional information.

Due to its investment objective and policies, each fund will each concentrate more than 25% of its assets in the mutual fund industry. In accordance with the funds’ investment programs, each fund may invest more than 25% of its assets in certain underlying funds.

Diversification

Each fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of the portfolio securities owned by the fund during the fiscal period. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal period. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

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For the fiscal period ended January 31, 2009, each fund’s portfolio turnover rate was as follows:

Fund	Portfolio Turnover Rate

Target 2015	11%
Target 2020	10%
Target 2025	8%
Target 2030	6%
Target 2035	6%
Target 2040	4%
Target 2045	4%
Target 2050	4%
Retirement Fund	13%

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the funds. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

The portfolio turnover rates of the underlying funds ranged from 1% to 230% during their most recent fiscal years. The underlying funds do not limit their portfolio turnover rates should an adviser deem it advisable to purchase or sell securities. Higher turnover rates may result in higher expenses being incurred by the underlying funds.

MANAGEMENT

The business affairs of the funds are managed by or under the direction of the Board of the Trust. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of a fund (the “Independent Trustees”), and executive officers of the Trust, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

				Number
		Term of		of Funds	Other Board
		Office* and		in Fund	Memberships
		Length of	Principal	Complex	Held by Trustee
Name and	Position(s)	Time	Occupation(s)	Overseen	During
Year of Birth	with Trust	Served**	During Past 5 Years	by Trustee	Past 5 Years

Independent Trustees:
Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)	57	None
Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	57	None
Dwight B. Crane Born 1937	Trustee	Since 1981	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (1969 to 2007)	57	None

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				Number
		Term of		of Funds	Other Board
		Office* and		in Fund	Memberships
		Length of	Principal	Complex	Held by Trustee
Name and	Position(s)	Time	Occupation(s)	Overseen	During
Year of Birth	with Trust	Served**	During Past 5 Years	by Trustee	Past 5 Years

Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)	57	None
Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	57	None
Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	57	None
David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	57	None
Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	57	None
Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)	57	None
John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)	57	Trustee, funds in the UBS family of funds (55 funds); Director, Nicholas Applegate funds (13 funds); Trustee, Consulting Group Capital Markets Funds (11 funds); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (1983-2003)
Thomas F. Schlafly Born 1948	Trustee	Since 1983	Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) (1984-2009); President, The Saint Louis Brewery, Inc. (since 1989)	57	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)
Jerry A. Viscione born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	57	None

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Number
		Term of		of Funds	Other Board
		Office* and		in Fund	Memberships
		Length of	Principal	Complex	Held by Trustee
Name and	Position(s)	Time	Occupation(s)	Overseen	During
Year of Birth	with Trust	Served**	During Past 5 Years	by Trustee	Past 5 Years

Interested Trustee:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 151 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	138	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (2002-2006)

*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for any fund in the Legg Mason Partners fund complex.

†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Term of
Office* and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Trust	Served**	During Past 5 Years

Officers:
R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board and Trustee/Director of 151 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chairman of SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser Inc. (2002 to 2005)

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Term of
Office* and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Trust	Served**	During Past 5 Years

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) (a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)
John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2006 and 2008	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); formerly, Secretary of CFM (2001 to 2004)
Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. (since 2006); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

38

Term of
Office* and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Trust	Served**	During Past 5 Years

Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Vice President at CAM (1996 to 2005); formerly, Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004 to 2005); formerly, Controller of certain mutual funds associated with CAM (2002 to 2004)
Steven Frank Born 1967 55 Water Street New York, NY 10041	Controller	Since 2005	Vice President of Legg Mason & Co. or its predecessors (since 2002); Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2001 to 2005)
Albert Laskaj Born 1977 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason & Co. (since 2008); Controller of certain funds associated with Legg Mason & Co. (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2003 to 2005)
Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2005	Managing Director of Legg Mason & Co. (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director of Global Fund Administration, CAM (1996 to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the Trust receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has three standing Committees: the Audit Committee, the Governance Committee and the Pricing Committee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees, namely, Messrs. Ades, Breech, Crane, Frayn, Hubbard, Johnson, Maryatt, J. Miller, K. Miller, Murphy, Schlafly and Viscione. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, the qualifications and independence of the funds’ independent registered public accounting firm and each fund’s

39

compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems it appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Governance Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the equity-type funds in the fund complex. All members of the Board previously have served on Boards of predecessors to the Legg Mason Partners funds. The Board met twice during the funds’ last fiscal period. The Audit and Governance Committees met once, respectively, during the funds’ last fiscal period.

40

The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Aggregate Dollar
Range of Equity
	Dollar Range of	Securities In Registered
	Equity Securities in	Investment Companies
Name of Trustee	the Funds	Overseen by Trustee

Independent Trustees
Paul R. Ades	None	Over $100,000(1)
Andrew L. Breech	None	Over $100,000
Dwight B. Crane.	None	Over $100,000
Robert M. Frayn, Jr.	None	Over $100,000
Frank G. Hubbard	None	Over $100,000
Howard J. Johnson	None	$50,001 - $100,000
David E. Maryatt	None	$10,001 - $50,000(2)
Jerome H. Miller	None	Over $100,000
Ken Miller	None	Over $100,000
John J. Murphy	None	Over $100,000
Thomas F. Schlafly	None	Over $100,000
Jerry A. Viscione	None	Over $100,000
Interested Trustee
R. Jay Gerken	None	Over $100,000

(1)	As of December 31, 2008, Mr. Ades had over $100,000 invested in the Legg Mason Partners family of funds, including funds not overseen by him as Trustee. As of January 16, 2009, Mr. Ades had over $100,000 invested in funds overseen by him as Trustee.

(2)	As of December 31, 2008, Mr. Maryatt had between $10,001-$50,000 invested in the Legg Mason Partners family of funds, including funds not overseen by him as Trustee.

As of May 18, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, LMGAA, the distributor of the funds or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by the funds to the Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The funds pay a pro rata share of the Trustees fees based upon asset size. The funds currently pay each of the Independent Trustees his pro rata share of: an annual fee of $100,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chair of the Audit Committee receives an additional $15,000 per year.

41

Information regarding compensation paid to the Trustees is shown below.

	Aggregate	Aggregate	Aggregate	Aggregate
	Compensation	Compensation	Compensation	Compensation
	from Target	from Target	from Target	from Target
Name of Trustee	2015(3)	2020(3)	2025(3)	2030(3)

Independent Trustees
Paul R. Ades	$2	$2	$2	$2
Andrew L. Breech	$2	$2	$2	$2
Dwight B. Crane	$2	$2	$2	$2
Robert M. Frayn, Jr.	$2	$2	$2	$2
Frank G. Hubbard	$2	$2	$2	$2
Howard J. Johnson	$2	$2	$2	$2
David E. Maryatt	$2	$2	$2	$2
Jerome H. Miller	$2	$2	$2	$2
Ken Miller	$2	$2	$2	$2
John J. Murphy	$2	$2	$2	$2
Thomas F. Schlafly	$2	$2	$2	$2
Jerry A. Viscione	$2	$2	$2	$2
Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	$0

	Aggregate	Aggregate	Aggregate	Aggregate
	Compensation	Compensation	Compensation	Compensation
	from Target	from Target	from Target	from Target
	2035(3)	2040(3)	2045(3)	2050(3)
Independent Trustees
Paul R. Ades	$2	$2	$2	$2
Andrew L. Breech	$2	$2	$2	$2
Dwight B. Crane	$2	$2	$2	$2
Robert M. Frayn, Jr.	$2	$2	$2	$2
Frank G. Hubbard	$2	$2	$2	$2
Howard J. Johnson	$2	$2	$2	$2
David E. Maryatt	$2	$2	$2	$2
Jerome H. Miller	$2	$2	$2	$2
Ken Miller	$2	$2	$2	$2
John J. Murphy	$2	$2	$2	$2
Thomas F. Schlafly	$2	$2	$2	$2
Jerry A. Viscione	$2	$2	$2	$2
Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	$0

				Number of
		Total Pension or	Total	Portfolios in
	Aggregate	Retirement	Compensation	Fund
	Compensation	Benefits Paid	from Fund	complex
	from the	as Part of Fund	Complex Paid	Overseen by
Name of Trustee	Retirement Fund(3)	Expenses	to Trustee(2)	Trustee

Independent Trustees
Paul R. Ades	$2	$0	$198,000	57
Andrew L. Breech	$2	$0	$198,500	57
Dwight B. Crane	$2	$0	$254,837	57
Robert M. Frayn, Jr.	$2	$0	$196,000	57

42

				Number of
		Total Pension or	Total	Portfolios in
	Aggregate	Retirement	Compensation	Fund
	Compensation	Benefits Paid	from Fund	complex
	from the	as Part of Fund	Complex Paid	Overseen by
Name of Trustee	Retirement Fund(3)	Expenses	to Trustee(2)	Trustee

Frank G. Hubbard	$2	$0	$196,000	57
Howard J. Johnson	$2	$0	$213,500	57
David E. Maryatt	$2	$0	$196,000	57
Jerome H. Miller	$2	$0	$196,500	57
Ken Miller	$2	$0	$195,000	57
John J. Murphy	$2	$0	$207,500	57
Thomas F. Schlafly	$2	$0	$196,000	57
Jerry A. Viscione	$2	$0	$196,000	57
Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	138

(1)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

(2)	Information is for the calendar year ended December 31, 2008.

(3)	Information is for the fiscal period ended January 31, 2009.

As of May 18, 2009, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding common stock of each fund.

As of May 18, 2009, to the knowledge of each fund, the following shareholders or groups (as the term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) owned, beneficially or of record, 5% or more of the following classes of a fund.

Fund Name	Class	Shareholder Name and Address	Share%

RETIREMENT 2015	A	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	98.50%

RETIREMENT 2015	C	JEAN KRIPTON INC 401K PLAN JEAN KRIPTON DURHAM TTEE CHICAGO, IL 60601	27.43%

RETIREMENT 2015	C	JAGUAR EXPLORATION INC 401K PLAN JULIO M JIMENO TTEE HOUSTON, TX 77079-3026	9.85%

RETIREMENT 2015	C	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	26.23%

RETIREMENT 2015	I	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2020	C	BETTER CERAMIC TILE INC 401(K) PLAN DAVID AUST TTEE CLOVIS, CA 93611-3113	11.79%

43

Fund Name	Class	Shareholder Name and Address	Share%

RETIREMENT 2020	C	JEWISH FUNDERS NETWORK 401K PLAN MARK CHAVENDOFF JUDY MANN TTEE NEW YORK, NY 10001-4125	17.47%

RETIREMENT 2020	C	SYSPRO IMPACT SOFTWARE INC 401K PLAN BRIAN STEIN TTEE COSTA MESA, CA 92626-1786	8.16%

RETIREMENT 2020	C	MTS SOFTWARE SOLUTIONS INC 401K PLAN EARL VORHEES TTEE MOUNT LAUREL, NJ 08054-1716	23.46%

RETIREMENT 2020	C	JUVA MEDICAL INC 401K PLAN MICHAEL LESH TTEE FOSTER CITY, CA 94404-1137	9.53%

RETIREMENT 2020	C	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	14.86%

RETIREMENT 2020	FI	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2020	I	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	95.81%

RETIREMENT 2020	IS	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2020	R	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2025	A	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	95.32%

RETIREMENT 2025	C	WEST VOLUSIA MEDICAL ASSOCIATE 401(K) PLAN DELAND, FL 32720-0919	7.42%

RETIREMENT 2025	C	DEMOS A NETWORK FOR IDEAS & ACTION LTD 401(K) PLAN MICHELLE HOLDER TTEE NEW YORK, NY 10001-7708	25.65%

RETIREMENT 2025	C	ALLIANCE HEATING & AIR CONDITIONING INC 401K PLAN JOHN TROPILA TTEE SANTA ANA, CA 92707-3756	5.55%

44

Fund Name	Class	Shareholder Name and Address	Share%

RETIREMENT 2025	C	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	20.02%

RETIREMENT 2025	C	STEWART WELDING & FABRICATING 401K PLAN AL STEWART TTEE WRIGHTSVILLE, PA 17368-9124	5.88%

RETIREMENT 2025	C	COVELEIGH CLUB INC 401K PLAN THE TRUST COMPANY TTEE RYE, NY 10580	5.62%

RETIREMENT 2025	C	ASTRO-TEK INDUSTRIES INC 401K PLAN GARY GOLDNER TTEE ANAHEIM, CA 92806-2113	5.44%

RETIREMENT 2025	FI	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2025	I	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2025	IS	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2025	R	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2030	A	EVANS MACHINE CO INC 401(K) PLAN BROCKTON, MA 02302-2354	5.44%

RETIREMENT 2030	A	ATC PARTNERS LLC 401(K) PLAN SAN FRANCISCO, CA 94111-1327	18.66%

RETIREMENT 2030	A	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	72.70%

RETIREMENT 2030	C	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	18.28%

RETIREMENT 2030	C	JUVA MEDICAL INC 401K PLAN MICHAEL LESH TTEE FOSTER CITY, CA 94404-1137	16.66%

RETIREMENT 2030	C	ALLIANCE DEFENSE FUND INC 401K PLAN MARK FEDDERN TTEE SCOTTSDALE, AZ 85260-2901	6.54%

45

Fund Name	Class	Shareholder Name and Address	Share%

RETIREMENT 2030	C	HUMES & WAGNER LLP 401K PLAN H BROOKS SMITH TTEE LOCUST VALLEY, NY 11560-2123	33.44%

RETIREMENT 2030	C	SERVICECHANNEL COM INC 401K PLAN STEVE GOTTFRIED TTEE ALBERTSON, NY 11507-1447	5.08%

RETIREMENT 2030	FI	MG TRUST COMPANY CUST FBO SCIALABBA & ASSOCIATES P C DENVER, CO 80202-3531	6.58%

RETIREMENT 2030	FI	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	93.42%

RETIREMENT 2030	I	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2030	IS	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2030	R	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2035	A	MIDWEST FERTILITY CENTER LTD 401K PLAN AMOS E MADANES TTEE DOWNERS GROVE, IL 60515-2869	11.38%

RETIREMENT 2035	A	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	82.72%

RETIREMENT 2035	C	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	44.88%

RETIREMENT 2035	C	GEOGLOBAL PARTNERS LLC SCHUTTE LYDIA MEMBER 401K PLAN LYDIA SCHUTTE TTEE S PLAINFIELD, NJ 07080-2480	10.00%

RETIREMENT 2035	C	LYNCH ELECTRIC 401K PLAN KIMBERLY RS LYNCH TTEE TORRANCE, CA 90505	10.86%

RETIREMENT 2035	C	AGENCY CONSULTING GROUP 401K PLAN BERNAR TALLITSCH TTEE 10279 RUTLAND ROUND RD COLUMBIA, MD 21044-4946	7.48%

46

Fund Name	Class	Shareholder Name and Address	Share%

RETIREMENT 2035	FI	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2035	I	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2035	IS	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2035	R	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2040	A	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	99.91%

RETIREMENT 2040	C	ARMEDIA 401K PLAN JAMES BAILEY TTEE 4597 GINN CROSSING SMYRNA, GA 30082	7.86%

RETIREMENT 2040	C	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	35.52%

RETIREMENT 2040	C	LIONS EYE BANK OF DELAWARE VALLEY 401K PLAN THE TRUST COMPANY NA TTEE PHILADELPHIA, PA 19123-4101	18.79%

RETIREMENT 2040	C	MANHATTAN ENDOCRINOLOGY PLLC 401K PLAN ANDREW MARTORELLA TTEE NEW YORK, NY 10065-5718	9.40%

RETIREMENT 2040	C	VIRTUAL PREMISE INC 401K PLAN M ANDREW THOMAS TTEE ATLANTA, GA 30318-2570	5.28%

RETIREMENT 2040	FI	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2040	I	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2040	IS	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

47

Fund Name	Class	Shareholder Name and Address	Share%

RETIREMENT 2040	R	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2045	A	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	80.89%

RETIREMENT 2045	A	STATE STREET BANK AND TRUST CUST FBO MATTHEW KING TRADITIONAL IRA HERNDON, VA 20170-2858	7.54%

RETIREMENT 2045	A	STATE STREET BANK AND TRUST CUST MATTHEW KING ROTH IRA HERNDON, VA 20170-2858	10.08%

RETIREMENT 2045	C	CROMBIE PLUMBING & HEATING LLC 401K PLAN MICHAEL CROMBIE TTEE WINTHROP, MA 02152-1361	9.81%

RETIREMENT 2045	C	NRC REALTY ADVISORS LLC 401K PLAN EVAN GLADSTONE TTEE CHICAGO, IL 60654-6903	11.65%

RETIREMENT 2045	C	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	45.74%

RETIREMENT 2045	FI	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2045	I	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2045	IS	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2045	R	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2050	A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT OWINGS MILLS, MD 21117-5184	17.62%

RETIREMENT 2050	A	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	82.30%

RETIREMENT 2050	C	LIONS EYE BANK OF DELAWARE VALLEY 401K PLAN THE TRUST COMPANY NA TTEE PHILADELPHIA, PA 19123-4101	8.68%

48

Fund Name	Class	Shareholder Name and Address	Share%

RETIREMENT 2050	C	HIGGINSON & CARTOZIAN ARCHITEC ARCHITECTS INC 401K PLAN DAVID W HIGGINSON/DARYL K CARTOZIANTE TTEE REDLANDS, CA 92373-8178	6.32%

RETIREMENT 2050	C	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	57.26%

RETIREMENT 2050	FI	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2050	I	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2050	IS	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT 2050	R	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT FUND	A	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	99.68%

RETIREMENT FUND	C	STUART W HABOR MD 401K PLAN STUART HABOR TTEE NEW YORK, NY 10014-6824	9.24%

RETIREMENT FUND	C	CHARLES O BRANTIGAN MD PC 401K PLAN CHARLES O BRANTIGAN MD TTEE DENVER, CO 80205-5234	8.49%

RETIREMENT FUND	C	GLASSMAN EYE ASSOCIATES P A 401(K) PLAN RONALD GLASSMAN TTEE TEANECK, NJ 07666-4316	7.09%

RETIREMENT FUND	C	CATHOLIC ANSWERS INC 401K PLAN THE TRUST COMPANY TTEE 2020 GILLESPIE WAY EL CAJON, CA 92020-0908	8.40%

RETIREMENT FUND	C	PARISI & GERLANC PA 401K PLAN GLENN M GERLANC TTEE HACKEN SACK, NJ 07601-7408	13.41%

RETIREMENT FUND	C	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	42.98%

49

Fund Name	Class	Shareholder Name and Address	Share%

RETIREMENT FUND	FI	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE, MD 21202-1154	100.00%

RETIREMENT FUND	I	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE MD 21202-1154	100.00%

RETIREMENT FUND	IS	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE MD 21202-1154	100.00%

RETIREMENT FUND	R	LEGG MASON INC ATTN BRIAN EMRICK 100 LIGHT ST FL 30 BALTIMORE MD 21202-1154	100.00%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to each fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust on behalf of each fund. LMPFA provides administrative and certain oversight services to the fund and manages the cash and short-term instruments of the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of the funds and certain other Legg Mason-sponsored funds. As of March 31, 2009, LMPFA’s total assets under management were approximately $169 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2009, Legg Mason’s asset management operation had aggregate assets under management of approximately $632.4 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the funds’ Board, to provide each fund with investment research, advice, management and supervision; furnish a continuous investment program for each fund’s portfolio of securities and other investments consistent with the fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into one or more subadvisory agreements, as described below.

The manager performs administrative and management services as reasonably requested by a fund necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Each Management Agreement has an initial term ending August 29, 2010 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

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Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). No Management Agreement is assignable by the Trust except with the consent of the manager. Each Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee of 0.10% of each fund’s average daily net assets.

For the fiscal period ended January 31, 2009, each fund incurred the following in investment management fees:

Investment
Fund	Management Fee

Target 2015	$325(1)
Target 2020	$331(2)
Target 2025	$318(3)
Target 2030	$315(4)
Target 2035	$303(5)
Target 2040	$301(6)
Target 2045	$301(7)
Target 2050	$303(8)
Retirement Fund	$343(9)

(1)	Target 2015 waived and reimbursed $77,835.

(2)	Target 2020 waived and reimbursed $77,407.

(3)	Target 2025 waived and reimbursed $78,248.

(4)	Target 2030 waived and reimbursed $78,251.

(5)	Target 2035 waived and reimbursed $77,993.

(6)	Target 2040 waived and reimbursed $78,345.

(7)	Target 2045 waived and reimbursed $78,345.

(8)	Target 2050 waived and reimbursed $77,427.

(9)	Target Retirement waived and reimbursed $79,402

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Each fund, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying funds. The effective management fee from the prospectus of each of the underlying funds in which the funds may invest is set forth below as a percentage rate of the underlying fund’s average net assets:

Management
Underlying Fund	Fees

U.S. Equity
iShares® Russell 1000 Growth Index Fund (ETF)	0.20%
iShares® Russell 1000 Value Index Fund (ETF)	0.20%
iShares® Russell 2000 Index Fund (ETF)	0.20%
Legg Mason American Leading Companies Trust	0.70%
Legg Mason Classic Valuation Fund	0.75%
Legg Mason Growth Trust, Inc.	0.70%
Legg Mason Opportunity Trust	0.76%
Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	1.00%
Legg Mason Partners Aggressive Growth Fund	0.69%
Legg Mason Partners Appreciation Fund	0.57%
Legg Mason Partners Capital Fund	0.65%
Legg Mason Partners Fundamental Value Fund	0.68%
Legg Mason Partners Investors Value Fund	0.57%
Legg Mason Partners Large Cap Growth Fund	0.72%
Legg Mason Partners Mid Cap Core Fund	0.75%
Legg Mason Partners Small Cap Growth Fund	0.75%
Legg Mason Partners Small Cap Value Fund	0.75%
Legg Mason Partners U.S. Large Cap Equity Fund	0.75%
Legg Mason Special Investment Trust, Inc.	0.70%
Legg Mason Value Trust, Inc.	0.66%
Royce Total Return Fund	0.98%
Royce Value Fund	1.00%
International Equity
iShares® MSCI EAFE Index Fund (ETF)	0.34%
Legg Mason International Equity Trust	0.75%
Legg Mason Partners International All Cap Opportunity Fund	0.85%
Emerging Market Equity
Legg Mason Emerging Market Trust	1.00%
Legg Mason Partners Emerging Markets Equity Fund	0.85%
Vanguard® Emerging Markets Stock Index Fund (ETF)	0.11%
Emerging Market Fixed Income
Western Asset Emerging Markets Debt Portfolio	0.75%
High Yield Fixed Income
Western Asset High Yield Portfolio	0.55%
U.S. Core Fixed Income
Western Asset Absolute Return Portfolio	0.75%
Western Asset Core Bond Portfolio	0.41%
Western Asset Core Plus Bond Portfolio	0.40%

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Management
Underlying Fund	Fees

Global Fixed Income
Global Opportunities Bond Fund	0.50%
Western Asset Non-U.S. Opportunity Bond Portfolio	0.45%
Real Estate
Vanguard® REIT Index Fund (ETF)	0.07%

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds makes any representations regarding the advisability of investing in a fund in the Legg Mason Partners Target Retirement Series.

Vanguard® is a registered trademark of The Vanguard Group, Inc. (“Vanguard”). Neither Vanguard nor the Vanguard® funds makes any representations regarding the advisability of investing in a fund in the Legg Mason Partners Target Retirement Series.

Subadviser

LMGAA serves as the subadviser to each fund pursuant to a subadvisory agreement between the manager and LMGAA with respect to each fund (the “Subadvisory Agreement”). LMGAA is a wholly-owned subsidiary of Legg Mason. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to the funds. As of March 31, 2009, LMGAA’s total assets for both discretionary and non-discretionary advisory clients were over $4.05 billion.

Under each Subadvisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term instruments that is performed by LMPFA, manage each fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each Subadvisory Agreement has an initial term ending August 29, 2010 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of a fund (as defined in the 1940 Act) may terminate a Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Subadvisory Agreement on 90 days’ written notice to the fund and the manager. The manager and the subadviser may terminate a Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

The subadviser does not receive a fee from the manager.

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Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio managers for each fund. Unless noted otherwise, all information is provided as of January 31, 2009.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the funds) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Portfolio	Registered Investment	Other Pooled Investment
Fund	Managers	Companies	Vehicles	Other Accounts

Target 2015	Steven Bleiberg	18 registered investment companies with approximately $1.5 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.3 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.4 billion in total assets under management	42 other pooled investment vehicles with approximately $0.4 billion in assets under management	2 other accounts with approximately $0.2 billion in total assets under management
Target 2020	Steven Bleiberg	18 registered investment companies with approximately $1.5 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.3 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.4 billion in total assets under management	42 other pooled investment vehicles with approximately $0.4 billion in assets under management	2 other accounts with approximately $0.2 billion in total assets under management
Target 2025	Steven Bleiberg	18 registered investment companies with approximately $1.5 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.3 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.4 billion in total assets under management	42 other pooled investment vehicles with approximately $0.4 billion in assets under management	2 other accounts with approximately $0.2 billion in total assets under management

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	Portfolio	Registered Investment	Other Pooled Investment
Fund	Managers	Companies	Vehicles	Other Accounts

Target 2030	Steven Bleiberg	18 registered investment companies with approximately $1.5 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.3 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.4 billion in total assets under management	42 other pooled investment vehicles with approximately $0.4 billion in assets under management	2 other accounts with approximately $0.2 billion in total assets under management
Target 2035	Steven Bleiberg	18 registered investment companies with approximately $1.5 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.3 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.4 billion in total assets under management	42 other pooled investment vehicles with approximately $0.4 billion in assets under management	2 other accounts with approximately $0.2 billion in total assets under management
Target 2040	Steven Bleiberg	18 registered investment companies with approximately $1.5 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.3 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.4 billion in total assets under management	42 other pooled investment vehicles with approximately $0.4 billion in assets under management	2 other accounts with approximately $0.2 billion in total assets under management

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	Portfolio	Registered Investment	Other Pooled Investment
Fund	Managers	Companies	Vehicles	Other Accounts

Target 2045	Steven Bleiberg	18 registered investment companies with approximately $1.5 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.3 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.4 billion in total assets under management	42 other pooled investment vehicles with approximately $0.4 billion in assets under management	2 other accounts with approximately $0.2 billion in total assets under management
Target 2050	Steven Bleiberg	18 registered investment companies with approximately $1.5 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.3 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.4 billion in total assets under management	42 other pooled investment vehicles with approximately $0.4 billion in assets under management	2 other accounts with approximately $0.2 billion in total assets under management
Retirement Fund	Steven Bleiberg	18 registered investment companies with approximately $1.5 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.3 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.4 billion in total assets under management	42 other pooled investment vehicles with approximately $0.4 billion in assets under management	2 other accounts with approximately $0.2 billion in total assets under management

Portfolio Manager Compensation

LMGAA investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

The level of incentive compensation is determined by the senior management of Legg Mason and is awarded on a discretionary basis. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned.

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Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with LMGAA, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the funds’ portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the funds’ portfolio managers.

The manager, the subadviser and the funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser also seeks to minimize these effects by limiting its advisory services generally to asset allocation and manager or fund selection advisory services. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions would be subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the funds, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the

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portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers as of January 31, 2009.

Dollar Range of
Fund	Portfolio Managers	Ownership of Securities

Target 2015	Steven Bleiberg Andrew Purdy	None None
Target 2020	Steven Bleiberg Andrew Purdy	None None
Target 2025	Steven Bleiberg Andrew Purdy	None None
Target 2030	Steven Bleiberg Andrew Purdy	None None
Target 2035	Steven Bleiberg Andrew Purdy	None None
Target 2040	Steven Bleiberg Andrew Purdy	None None
Target 2045	Steven Bleiberg Andrew Purdy	None None
Target 2050	Steven Bleiberg Andrew Purdy	None None
Retirement Fund	Steven Bleiberg Andrew Purdy	None None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise,

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including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the funds’ prospectus. The contractual and voluntary expense caps, waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class, (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm), and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

A voluntary fee waiver/reimbursement (“expense cap”) may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap shown in the footnotes to the fee table of the fund’s prospectus, if any. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap. The Board has been apprised of the expense cap and recapture arrangement.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, acts as each fund’s sole and exclusive distributor pursuant to a written agreement (the “distribution agreement”).

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of a fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

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Initial Sales Charges

The aggregate dollar amount of initial sales charges on Class A shares received by the distributor were as follows:

	For the Fiscal Period
Fund	Ended January 31	LMIS

Target 2015	2009	$0
Target 2020	2009	$0
Target 2025	2009	$1
Target 2030	2009	$0
Target 2035	2009	$0
Target 2040	2009	$0
Target 2045	2009	$0
Target 2050	2009	$0
Retirement Fund	2009	$0

Contingent Deferred Sales Charges

The aggregate dollar amount of contingent deferred sales charges on Class A and Class C shares received by the distributor were as follows:

Class A

	For the Fiscal Period
Fund	Ended January 31	LMIS

Target 2015	2009	$0
Target 2020	2009	$0
Target 2025	2009	$0
Target 2030	2009	$0
Target 2035	2009	$0
Target 2040	2009	$0
Target 2045	2009	$0
Target 2050	2009	$0
Retirement Fund	2009	$0

Class C

	For the Fiscal Period
Fund	Ended January 31	LMIS

Target 2015	2009	$0
Target 2020	2009	$0
Target 2025	2009	$0
Target 2030	2009	$0
Target 2035	2009	$0
Target 2040	2009	$0
Target 2045	2009	$0
Target 2050	2009	$0
Retirement Fund	2009	$0

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Shareholder Services and Distribution Plan

The Trust, on behalf of the funds, has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C, Class FI, Class R and Class R1 shares. Under the 12b-1 Plan, the funds pay distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class C, Class R and Class R1 shares and service fees to Class A, Class C, Class FI, Class R and Class R1 shareholders. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Each fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class C, Class FI, Class R and Class R1 shares. In addition, the fund pays distribution fees with respect to the Class C and Class R1 shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to each such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The funds also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A and Class C investors.

The 12b-1 Plan permits the funds to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The funds may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the funds. In their annual consideration of the continuation of the 12b-1 Plan for the funds, the Trustees will review the 12b-1 Plan and the expenses for each class within the funds separately.

The 12b-1 Plan also recognizes that various service providers to the funds, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds’ distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of each fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the funds and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of a fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The funds will

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preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the funds will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the funds in connection with the offering of shares of the funds pursuant to the distribution agreement.

Dealer reallowances, if any, are described in the funds’ prospectus.

The following service and distribution fees were incurred by each fund pursuant to the 12b-1 Plan during the periods indicated:

		Fiscal Period Ended
Fund	Share Class	January 31, 2009*

Target 2015	Class A	$81
	Class C	$327
	Class FI	$406
	Class R	$162
Target 2020	Class A	$80
	Class C	$423
	Class FI	$401
	Class R	$160
Target 2025	Class A	$80
	Class C	$332
	Class FI	$395
	Class R	$158
Target 2030	Class A	$77
	Class C	$315
	Class FI	$400
	Class R	$154
Target 2035	Class A	$76
	Class C	$306
	Class FI	$378
	Class R	$151
Target 2040	Class A	$75
	Class C	$302
	Class FI	$376
	Class R	$150
Target 2045	Class A	$75
	Class C	$301
	Class FI	$376
	Class R	$150
Target 2050	Class A	$80
	Class C	$303
	Class FI	$376
	Class R	$150

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		Fiscal Period Ended
Fund	Share Class	January 31, 2009*

Retirement Fund	Class A	$86
	Class C	$344
	Class FI	$429
	Class R	$171

*	The funds waived the amounts of service and distribution fees as indicated in the table below:

Fund	Fee Waiver

Target 2015 (Class C only)	$245
Target 2020 ($317 for Class C and $80 for Class R)	397
Target 2025 (Class C only)	249
Target 2030 (Class C only)	236
Target 2035 (Class C only)	229
Target 2040 (Class C only)	227
Target 2045 (Class C only)	226
Target 2050 (Class C only)	227
Retirement Fund (Class C only)	258

No information is presented for Class R1 shares because no shares of that class were outstanding as of the date of this SAI.

For the fiscal period ended January 31, 2009, LMIS incurred the following distribution expenses for the funds. Distribution expenses included compensation of Service Agents, printing costs of prospectuses and marketing materials:

	Financial		Branch			Total
Fund and	Consultant	Third Party	Operation	Marketing		Current
Class	Compensation	Service Fees	Expenses	Distribution	Printing	Expenses

Target 2015
A	$0	$82	N/A	$0	N/A	$82
C	289	82	N/A	343	0	714
R	0	408	N/A	0	0	408
FI	0	163	N/A	0	0	163
Target 2020
A	$0	$80	N/A	$0	N/A	$80
C	95	241	N/A	343	0	679
R	0	402	N/A	0	0	402
FI	0	80	N/A	0	0	80
Target 2025
A	$0	$80	N/A	$0	N/A	$80
C	281	79	N/A	343	0	703
R	0	397	N/A	0	0	397
FI	0	159	N/A	0	0	159
Target 2030
A	$0	$78	N/A	$0	N/A	$78
C	275	78	N/A	343	0	696
R	0	401	N/A	0	0	401
FI	0	154	N/A	0	0	154

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	Financial		Branch			Total
Fund and	Consultant	Third Party	Operation	Marketing		Current
Class	Compensation	Service Fees	Expenses	Distribution	Printing	Expenses

Target 2035
A	$0	$76	N/A	$0	N/A	$76
C	268	76	N/A	343	0	687
R	0	380	N/A	0	0	380
FI	0	152	N/A	0	0	152
Target 2040
A	$0	$76	N/A	$0	N/A	$76
C	266	76	N/A	343	0	685
R	0	378	N/A	0	0	378
FI	0	150	N/A	0	0	150
Target 2045
A	$0	$76	N/A	$0	N/A	$76
C	266	76	N/A	343	0	685
R	0	378	N/A	0	0	378
FI	0	150	N/A	0	0	150
Target 2050
A	$0	$79	N/A	$0	N/A	$79
C	266	76	N/A	343	0	685
R	0	378	N/A	0	0	378
FI	0	150	N/A	0	0	150
Retirement Fund
A	$0	$86	N/A	$0	N/A	$86
C	306	144	N/A	343	0	793
R	0	429	N/A	0	0	429
FI	0	171	N/A	0	0	171

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (the “transfer agent”), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trust and the funds.

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Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending January 31, 2010.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the manager, the subadviser and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the code of ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the funds, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the funds’ portfolio securities are voted, a summary of which is attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors, and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the funds. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class C, Class FI, Class R, Class I, Class IS or Class R1 shares. Service Agents may charge their customers an annual account maintenance fee in connection with

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a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the funds’ prospectus.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Class I Shares.  The following persons are permitted to purchase Class I shares of the fund: (1) current employees of the fund’s manager and its affiliates; (2) current and former board members of investment companies managed by affiliates of Legg Mason; (3) current and former board members of Legg Mason; and (4) the immediate families of such persons. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.1

Purchase orders received by a fund prior to the close of regular trading on the New York Stock Exchange (the “NYSE”), on any day a fund calculates its NAV, are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is received by the fund’s agent prior to its close of business. Payment must be made with the purchase order.

Systematic Investment Plan.  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the funds or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares.  Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the funds’ prospectus.

Members of the selling group may receive a portion of the sales charge as described in the funds’ prospectus and may be deemed to be underwriters of a fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of a fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase.

1 Employees who leave the employment of Legg Mason will be able to retain ownership of their Class I shares but will not be able to purchase additional shares.

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The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares.  Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, R, R1, I and IS Shares.  Class FI, R, R1, I and IS shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.  Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup Inc.;

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege.  Please see the funds’ prospectus for information regarding accumulation privileges.

Letter of Intent.  This helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13 month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you

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are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.  Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts.  Purchases may be made through any account in your name, or in the name of your spouse, or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases.  You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent.  You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.  Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent.  You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.  Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to

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your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.  If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The funds’ distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

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A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs authorized prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable Legg Mason Partners fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares may be purchased by plans investing less than $3,000,000. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent.

Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

Each fund offers its shares on a continuous basis. The public offering price for each class of shares of a fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C, Class FI, Class R, Class R1, Class I and Class IS shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C shares, and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

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Set forth below is an example of the method of computing the offering price of the Class A shares of each fund based on the NAV of a share of the fund as of January 31, 2009.

Target 2015 Class A (based on a NAV of $7.91 and a maximum initial sales charge of 5.75%):	$8.39
Target 2020 Class A (based on a NAV of $7.81 and a maximum initial sales charge of 5.75%):	$8.29
Target 2025 Class A (based on a NAV of $7.60 and a maximum initial sales charge of 5.75%):	$8.06
Target 2030 Class A (based on a NAV of $7.36 and a maximum initial sales charge of 5.75%):	$7.81
Target 2035 Class A (based on a NAV of $7.11 and a maximum initial sales charge of 5.75%):	$7.54
Target 2040 Class A (based on a NAV of $7.08 and a maximum initial sales charge of 5.75%):	$7.51
Target 2045 Class A (based on a NAV of $7.07 and a maximum initial sales charge of 5.75%):	$7.50
Target 2050 Class A (based on a NAV of $7.08 and a maximum initial sales charge of 5.75%):	$7.51
Retirement Fund Class A (based on a NAV of $8.63 and a maximum initial sales charge of 5.75%):	$9.16

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the funds normally utilize is restricted, or an emergency exists, as determined by the SEC, so that disposal of the funds’ investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the funds’ shareholders.

Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The funds do not issue share certificates.

Additional Information Regarding Telephone Redemption and Exchange Program.  Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be

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genuine. The funds and their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of a fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the funds’ prospectus. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities and the market price of those securities will be subject to fluctuation until they are sold. A redemption in-kind may be considered the sale of securities by a fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of a fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, FI, R, R1, I and IS Exchanges.  Class A, FI, R, R1, I and IS shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class C Exchanges.  Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

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Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the prospectus.

During times of drastic economic or market conditions, a fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components — redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the funds’ prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class may differ. Please see the prospectus for a description of the procedures used by the funds in valuing their assets.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, the subadviser is primarily responsible for a fund’s portfolio decisions and the placing of a fund’s portfolio transactions, except that the manager manages the cash and short-term investments of a fund. Commissions are negotiated with broker/dealers on all transactions.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The aggregate brokerage commissions paid by each fund for the most recent fiscal year is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreements and the Subadvisory Agreements, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services, as those terms are defined

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in Section 28(e) of the 1934 Act, to a fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the manager or subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the manager or subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or the subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the funds’ costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the funds. Not all of these research services are used by the manager or subadviser in managing any particular account, including the funds.

For the fiscal period ended January 31, 2009, the funds did not pay commissions or direct brokerage transactions related to research services.

The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The funds’ Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal period ended January 31, 2009, each fund paid aggregate brokerage commissions as set out below.

Aggregate Broker
Fund	Commissions Paid

Target 2015	$80
Target 2020	$103
Target 2025	$93
Target 2030	$97
Target 2035	$100
Target 2040	$104
Target 2045	$104
Target 2050	$106
Retirement Fund	$52

For the fiscal period ended January 31, 2009, the funds did not pay any brokerage commissions to LMIS or its affiliates.

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In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the manager’s or the subadviser’s other clients. Investment decisions for the funds and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

On January 31, 2009, none of the funds held securities issued by their regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, LMIS or its affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

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5. A fund’s sector weightings, performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either a party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ Board. The release of portfolio holdings other than in ongoing arrangements is subject to a written agreement which requires the recipient to keep the information confidential and to use the information only for the purpose specified in the agreement. The approval of a fund’s Chief Compliance Officer, or designee, must be obtained prior to the release of the information other than in an ongoing arrangement.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the funds’ Board.

Currently, the funds typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of March 31, 2009, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination

State Street Bank and Trust Company	Daily	None
(Fund Custodian and Accounting Agent)
RiskMetrics Group (Formerly Institutional Shareholder Services)	As necessary	None
(Proxy voting services)
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGuard/Protoagent (Formerly Dataware)	Daily	None
ITG	Daily	None

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Portfolio holdings information for the funds may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
RogersCasey (Equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Monthly	6-8 business days
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None
DST International	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None

THE TRUST

The Trust.  The certificate of trust to establish Legg Mason Partners Equity Trust (referred to in this section as the “trust”) was filed with the State of Maryland on October 4, 2006. Each fund is a series of the trust, a Maryland

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business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The funds are not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares rather than all series or classes.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the funds with identification required by law, or if the funds are unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

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Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the funds information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the funds may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the funds, as a series of the trust, represents an interest in the funds only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the funds and requires the funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be

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caused to the funds or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the funds’ trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the funds, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the funds in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

The funds send their shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by each fund at the end of the period covered. In an effort to reduce the funds’ printing and mailing costs, the funds consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the funds also consolidate the mailing of their prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

TAXES

Each fund’s policy is to declare and pay annual dividends from its net investment income. Distributions from net realized capital gains, if any, from each of the funds will be made annually. Each fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gain distributions will automatically be reinvested in additional shares of the same class at NAV, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly by the transfer agent should notify the transfer agent in writing, requesting a change to this automatic reinvestment option.

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

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Tax Treatment of the Funds

Each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a fund’s taxable year, (i) at least 50% of the market value of a fund’s assets is represented by cash, securities of other regulated investment companies (including the underlying funds and many ETFs), U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by a fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Underlying fund investments in partnerships, including in qualified publicly traded partnerships, may result in an underlying fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided such fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain plus or minus certain adjustments) and (ii) 90% of its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation tax rates on any taxable income or gains that it does not distribute to its shareholders.

Distributions received by a fund from an underlying fund attributable to the underlying fund’s investment company taxable income including short-term capital gains are taxable as dividend income to the fund. Distributions received by a fund from an underlying fund attributable to the excess of the underlying fund’s net long-term capital gain over its net short-term capital loss and that are properly designated as “capital gain dividends” are taxable as long-term capital gain to the fund, regardless of how long the fund has held the underlying fund’s shares. Upon the sale or other disposition by a fund of shares of any underlying fund, the fund generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the fund’s holding period for the shares.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term and including capital gain dividends from the underlying funds) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a fund failed to qualify as a regulated investment company under the Code or failed to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a

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failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

On January 31, 2009, the unused capital loss carryforwards by the funds are disclosed in the table below. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryforward. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on January 31 of the year indicated below.

Year
Fund	2017

Target 2015	$(4,014)
Target 2020	$(4,218)
Target 2025	$(547)
Target 2030	$(1,684)
Target 2035	$(407)
Target 2040	$(425)
Target 2045	$(425)
Target 2050	$(425)
Retirement Fund	$(2,870)

Tax Treatment of the Underlying Funds

Each underlying fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any U.S. federal income or excise tax. The underlying funds are subject to the same asset diversification and income distribution requirements applicable to the funds.

An underlying fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such underlying fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the underlying fund and defer underlying fund losses. These rules could therefore affect the character, amount and timing of distributions to the funds and thus to the shareholders. These provisions also (a) will require an underlying fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the underlying fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each underlying fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the underlying fund as a regulated investment company.

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An underlying fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by an underlying fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the underlying fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the underlying fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the underlying fund.

As a result of entering into swap contracts, an underlying fund may make or receive periodic net payments. An underlying fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, an underlying fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

An underlying fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below), or partnerships, trusts in which the underlying fund invests, certain options, futures or forward contracts, or “appreciated financial positions,” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the underlying fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. An underlying fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, a fund or an underlying fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when an underlying fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in an underlying fund’s hands. Except with respect to certain situations where the property used by an underlying fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by an underlying fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by an underlying fund for more than one year. In general, an underlying fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into. Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an “appreciated financial position” in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. For this purpose, an appreciated financial position is defined generally to mean any position (defined as any interest, including a futures or forward contract, short sale or option) with respect to stocks, debt instruments, or partnership interests where there would be gain if such position is sold, assigned or otherwise terminated at its fair market value. The term appreciated financial

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position, however, does not apply generally to a position with respect to certain debt instruments or a position which is marked to market.

Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by an underlying fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by an underlying fund will reduce the return from the underlying fund’s investments.

If more than 50% of the value of an underlying fund’s assets at the close of its taxable year consists of stocks or securities of foreign corporations, that underlying fund may elect for U.S. federal income tax purposes to treat certain foreign taxes paid by it as paid by its shareholders (including the funds) that own its shares. Such a fund would then be required to include its proportionate share of the electing fund’s foreign income and related foreign taxes in income even if the fund does not receive the amount representing foreign taxes. Each of the funds may invest in some underlying funds that expect to be eligible to make the above-described election. While a fund will be able to deduct the foreign taxes that it will be treated as having paid if the election is made, the fund will not itself be able to elect to treat such foreign taxes as paid by its shareholders. Accordingly, the shareholders of the fund will not have an option of claiming a foreign tax credit or deduction for foreign taxes paid by the underlying funds, while persons who invest directly in such underlying funds may have that option.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time an underlying fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the underlying fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the underlying fund were to elect otherwise.

Passive Foreign Investment Companies.  If an underlying fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the underlying fund to its shareholders. Additional charges in the nature of interest may be imposed on the underlying fund in respect of deferred taxes arising from such distributions or gains.

If an underlying fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such underlying fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the underlying fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the underlying fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, an underlying fund may make a mark-to-market election that will result in the underlying fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the underlying fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the underlying fund and, once made, would be effective for all subsequent taxable years of the underlying fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such underlying fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The underlying fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid

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a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Each underlying fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions.  Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such distributions will not be eligible for the dividends-received deduction. All other dividends (including dividends from short-term capital gains) of a fund from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income and cannot be offset by capital losses.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a fund to an individual in a particular taxable year if 95% or more of a fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by a fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a fund from a real estate investment trust or another regulated investment company (such as an underlying fund) generally are

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qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

Each fund in which you are a shareholder or your Service Agent will send you information after the end of each year setting forth the amount of dividends paid by the fund that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

If an underlying fund derives dividends from domestic corporations, a portion of the income distributions of a fund that invests in that underlying fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends received deduction is reduced to the extent the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are treated as debt-financed under U.S. federal income tax law and is eliminated if either the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are deemed to have been held by the underlying fund, the fund or the shareholders, as the case may be, for less than a minimum period, generally 46 days, during a prescribed period with respect to each dividend.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed

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distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under current law, each fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by a fund from real estate investment trusts, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause a fund to designate some or all of its distributions as “excess inclusion income.” To a fund’s shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause a fund to be subject to tax if certain “disqualified organizations,” as defined by the Code, are fund shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined by Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

The funds and the underlying funds intend to take the position that redemptions from the underlying funds will be respected as “redemptions” and will not be treated as Code Section 301 dividends, but the IRS could disagree with this position. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the funds.

Backup Withholding.  A fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices; Other Taxes

Notices.  Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of stocks or securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Taxation of Non-U.S. Shareholders.

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

For non-U.S. shareholders of a fund, a distribution attributable to a fund’s sale or exchange of U.S. real property or of a real estate investment trust or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the fund’s assets is invested in real estate investment trusts and other U.S. real property holding corporations and if the non-U.S. shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, non-U.S. shareholders may be subject to certain tax filing requirements if 50% or more of a fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations. After December 31, 2009, distributions by a fund that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will only be subject to withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a real estate investment trust to the fund.

Disposition of fund shares by non-U.S. shareholders on or before December 31, 2009, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations, the fund is not domestically controlled, and the non-U.S. shareholder owns more than 5% of the outstanding shares of the fund at any time during the five-year period ending on the date of disposition. After December 31, 2009, such dispositions will be subject to withholding and treated as income effectively connected to a U.S. trade or business even if the Fund is domestically controlled.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a non-U.S. shareholder’s shares of the fund will cause the fund to recognize gain. If a fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the fund’s adjusted bases to the extent of the greatest non-U.S. ownership percentage of the fund during the five-year period ending on the date of redemption for redemptions.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, plus any interest-related dividends received from the underlying funds, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain including any short-term capital gain dividend received from an underlying fund over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable

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certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a fund designates as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the fund and will be treated as ordinary dividends to the non-U.S. shareholder.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities as of January 31, 2009, including the Schedule of Investments as of January 31, 2009, Statement of Operations for the period ended January 31, 2009, Statements of Changes in Net Assets for the period ended January 31, 2009, Financial Highlights for the period ended January 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the funds), are incorporated by reference into this Statement of Additional Information (filed on April 6, 2009; Accession Number 0000950123-09-006114).

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Appendix A

DESCRIPTION OF RATINGS

The ratings of Moody’s, Standard & Poor’s and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A-1

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note:  Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

A-2

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

A-3

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (−):  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

A-4

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks:  Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are

A-5

designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

A-6

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term

A-7

demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality.  “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality.  “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality.  “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative.  “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative.  For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

A-8

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default.  Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “−” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-9

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only:  Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only:  Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return:  Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-10

Appendix B

LEGG MASON GLOBAL ASSET ALLOCATION, LLC
Proxy Voting Policy and Procedures
December 2008

I.  Types of Accounts and Securities for which LMGAA Votes Proxies

II. General Guidelines

III. How LMGAA Votes

IV. Conflicts of Interest Procedure for Section 529 Plans

V.  Voting Procedure for Fund of Funds

VI. Disclosure of Proxy Voting

VII. Recordkeeping and Oversight

LEGG MASON GLOBAL ASSET ALLOCATION, LLC
Proxy Voting Policy and Procedures

I.	Types of Accounts for which LMGAA Votes Proxies

Each U.S. registered investment company (“Fund of Funds”) and Section 529 college savings plan (“529 Plan”) advised by Legg Mason Global Asset Allocation, LLC (“LMGAA”) invests in U.S. registered investment companies (“Underlying Funds”). Any proxy voting with respect to shares of Underlying Funds held by any Fund of Funds or 529 Plan, for which LMGAA acts as an adviser or sub-adviser with the power to vote proxies, is subject to this Proxy Voting Policy and Procedures.

LMGAA advises other clients through manager-of-managers arrangements, in which the various segments of each client’s multi-style investment portfolio is individually managed by a number of investment advisers (“Underlying Advisers”). As a manager of managers, LMGAA determines asset allocations to each Underlying Adviser, and LMGAA does not advise the client or otherwise make recommendations with respect to the purchase, holding or disposition of shares of individual securities. With respect to such manager-of-managers arrangements, LMGAA does not exercise any proxy voting authority with respect to the securities of individual corporate issuers held in the client’s portfolio. Such authority is reserved or delegated to the Underlying Advisers which have investment authority over such securities. For any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such proxy voting authority is reserved or delegated to the Underlying Advisers unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.

In connection with a transition from one Underlying Fund or Underlying Adviser to another, a client may temporarily hold a basket of securities (e.g., due to an Underlying Fund’s satisfaction of a redemption out of such fund on an in-kind basis) during the transition period. In such event, LMGAA will seek to liquidate the securities received as soon as practicable unless the successor Underlying Fund or the successor Underlying Adviser indicates that it is willing to accept such securities. LMGAA does not seek to vote proxies with respect to such securities (should one or more proxy record dates happen to fall within a transition period) because of the transitory nature of LMGAA’s holdings of such securities and the scope of LMGAA’s responsibilities with respect to such securities.

These policies and procedures are intended to fulfill applicable requirements imposed on LMGAA by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and ERISA, and the rules and regulations adopted under these laws.

II.	General Guidelines

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	How LMGAA Votes

LMGAA has determined that proxy voting with respect to shares of Underlying Funds present diverse and complex policy issues that make the establishment of standard voting guidelines impractical. To the extent that LMGAA has proxy voting authority with respect to shares of Underlying Funds, LMGAA shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth in Section II. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes, but we are not required to follow any such recommendations. The use of an external service provider does not relieve LMGAA of its responsibility for the proxy vote.

IV.	Conflicts-of-Interest Procedure for Section 529 PLANS (“529 Plan” or “529 Plans”)

In furtherance of LMGAA’s goal to vote proxies in the best interests of 529 Plan clients, LMGAA follows procedures designed to identify and address material conflicts that may arise between LMGAA’s interests and those of its 529 Plan clients before voting investment company proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

LMGAA relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1. On behalf of 529 Plans, LMGAA brings all proxies relating to investment companies (“Affiliated Funds”) for which LMGAA or an affiliate serves as the sponsor, manager, adviser or sub-adviser to the attention of the Proxy Voting Committee (see Appendix B) for a conflicts of interest review.

2. The policy memorandum attached hereto as Appendix A will be distributed periodically to LMGAA employees. The policy memorandum alerts LMGAA employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of LMGAA with respect to voting investment company proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of LMGAA’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of the Compliance Department.

3. Based on information furnished by LMGAA employees pursuant to Section IV.A. above, LMGAA shall maintain an up to date list of Underlying Funds with respect to which LMGAA has a potential conflict of interest in voting proxies on behalf of client accounts. LMGAA shall not vote proxies on behalf of 529 Plans relating to investment companies where a potential conflict of interest has been identified until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV.B & C below.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1. LMGAA shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such LMGAA personnel as are designated from time to time. The current members of the Proxy Voting Committee are set forth on Appendix B hereto.

2. All conflicts of interest identified pursuant to the procedures outlined in Section IV.A. must be brought to the attention of the Proxy Voting Committee by the Compliance Department for resolution.

3. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LMGAA’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Department shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

4. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, LMGAA may vote proxies on behalf of the 529 Plan notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted on behalf of the 529 Plan. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(a) disclosing the conflict to clients and obtaining their instruction as to how to vote;

(b) voting shares in proportion to how other shareholders have voted (also known as “mirror” or “echo” voting);

(c) voting in accordance with the recommendation of an independent third party;

(d) suggesting to clients that they engage another party to vote the proxy on their behalf;

(e) in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

(f) such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

2. The Compliance Department shall maintain a written record of the method used to resolve a material conflict of interest.

D.	Third Party Proxy Voting Firm — Conflicts of Interests

To the extent that LMGAA utilizes a third party proxy voting firm as described herein, LMGAA will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	Voting Procedure for Fund of Funds

With respect to proxy voting for any Fund of Funds investing in Underlying Funds advised by LMGAA’s affiliates, proxies for the shares of any such Underlying Fund will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such Underlying Fund. LMGAA may vote such proxies in accordance with other voting procedures approved by the Proxy Committee, provided such procedures comply with applicable law and/or regulatory requirements. With respect to proxy voting for an Underlying Fund that is an exchange-traded fund (“ETF”) advised by an adviser which is unaffiliated with LMGAA, LMGAA will vote such proxies in accordance with the general fiduciary principles set forth in Section II; provided that LMGAA will vote such proxies in accordance with an echo voting procedure to the extent required by LMGAA’s Section 12(d)(1) Procedures. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth in Section II, and such procedures are subject to review by the Proxy Committee.

VI.	Disclosure of Proxy Voting

LMGAA employees may not disclose to others outside of LMGAA (including employees of other Legg Mason business units) how LGMAA intends to vote a proxy absent prior approval from the Compliance Department.

If a LMGAA employee receives a request to disclose LMGAA’s proxy voting intentions to, or is otherwise contacted by, another person outside of LMGAA (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify the Compliance Department.

VII.	Recordkeeping and Oversight

LMGAA shall maintain the following records relating to proxy voting:

—  a copy of these policies and procedures;

—  a copy of each proxy form (as voted);

—	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

—  documentation relating to the identification and resolution of conflicts of interest;

*  Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LMGAA’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

—	any documents created by LMGAA that were material to a proxy voting decision or that memorialized the basis for that decision; and

—	a copy of each written client request for information on how LMGAA voted proxies on behalf of the client, and a copy of any written response by LMGAA to any (written or oral) client request for information on how LMGAA voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of LMGAA.

With respect to each Fund of Funds for which LMGAA votes proxies, LMGAA shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, LMGAA may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Appendix A

Memorandum

To:    All Legg Mason Global Asset Allocation, LLC (LMGAA) Employees

From:  Legal and Compliance

Date:            , 2008

Re:    LMGAA Proxy Voting Policy and Procedures-Conflicts of Interest with respect to Proxy Voting

Legg Mason Global Asset Allocation, LLC (LMGAA) currently has in place a proxy voting policy and procedures designed to ensure that LMGAA votes investment company proxies in the best interest of its Section 529 college savings plan clients. Accompanying this memorandum is a copy of LMGAA’s Proxy Voting Policy and Procedures (February 2008). The Proxy Voting Policy and Procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, LMGAA EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF LMGAA IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF LMGAA’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF THE COMPLIANCE DEPARTMENT.

All LMGAA employees must play an important role in helping our organization identify potential conflicts of interest that could impact LMGAA’s proxy voting. LMGAA employees need to (i) be aware of the potential for conflicts of interest on the part of LMGAA in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of LMGAA’s business, and (ii) bring conflicts of interest of which they become aware to the attention of the Compliance Department.

A conflict of interest arises when the existence of a personal or business relationship on the part of LMGAA or one of its employees or special circumstances that arise during the conduct of LMGAA’s business might influence, or appear to influence, the manner in which LMGAA decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a LMGAA employee has a spouse or other close relative who serves as a director or senior executive of an investment company or a service provider to an investment company. Another example would be a situation in which there was contact between LMGAA and non-LMGAA personnel in which the non-LMGAA Legg Mason personnel, on their own initiative or at the prompting of a client of a non-LMGAA unit of Legg Mason, tried to exert pressure to influence LMGAA’s proxy vote. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for LMGAA. You are encouraged to raise and discuss with the Compliance Department particular facts and circumstances that you believe may raise conflict of interest issues for LMGAA.

As described in the Proxy Policy and Procedures, LMGAA has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by the Compliance Department as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted. As described in the Proxy Policies and Procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that LMGAA employees should report all conflicts of interest of which they become aware to the Compliance Department.1( It is up to the

(1  The reporting procedures described in this memorandum apply to proxy voting for shares of the underlying funds held by Section 529 college savings plans advised by LMGAA, and do not apply to proxy voting for shares of underlying investment funds held by a fund of funds (i.e., a U.S. registered investment company investing in other U.S. registered investment companies). Proxy voting for fund-of-funds arrangements advised by LMGAA are subject to a separate voting procedure which is intended to be consistent with general fiduciary principles as provided under LMGAA’s Proxy Voting Policy and Procedures.

Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

The obligation of LMGAA employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of the Compliance Department is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the LMGAA employee. Please consult the Compliance Department if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

Appendix B

Proxy Voting Committee Members

Investment Representatives

Steven Bleiberg
Wayne Lin

Legal Representatives

Leonard Larrabee
Thomas Mandia

Compliance Representatives

Fred Jensen
Kwame Moses

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

Filed under Rule 497(c)
File No. 33-43446
PROSPECTUS / May 31, 2009

Legg Mason Partners
Lifestyle Funds
Class A, B, C, FI, R and I Shares
Legg Mason Partners Lifestyle Allocation 100%
Legg Mason Partners Lifestyle Allocation 85%
Legg Mason Partners Lifestyle Allocation 70%
Legg Mason Partners Lifestyle Allocation 50%
Legg Mason Partners Lifestyle Allocation 30%
Legg Mason Partners Lifestyle Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners
Lifestyle Funds

Contents

Investments, risks and performance	2
Lifestyle Allocation 100%	6
Lifestyle Allocation 85%	11
Lifestyle Allocation 70%	16
Lifestyle Allocation 50%	21
Lifestyle Allocation 30%	26
Lifestyle Income Fund	31
More on the funds’ investments	36
Investment strategies and related risks	48
Management	52
Choosing a class of shares to buy	54
Comparing the funds’ classes	56
Sales charges	58
More about contingent deferred sales charges	61
Retirement and institutional investors — eligible investors	62
Buying shares	64
Exchanging shares	65
Redeeming shares	67
Other things to know about transactions	69
Dividends, distributions and taxes	72
Share price	74
Financial highlights	76
Appendix A	98

Investments, risks and performance

About the funds

Each fund is a “fund of funds” — meaning it invests in other mutual funds. These underlying mutual funds are open-end funds managed by the investment manager or its affiliates and have investment objectives similar, but not identical to, those of the funds. The underlying funds’ investment objectives and certain of their investment strategies are described under the heading entitled “More on the funds’ investments.”

Each fund is managed as an asset allocation program.

Each fund seeks to maintain a neutral mix or Target Allocation (i.e., its percentage allocation between the underlying equity-oriented funds and fixed-income-oriented funds). Each fund may make tactical changes in its equity funds-fixed-income funds allocation within a specified range (the Target Range) around that neutral mix, based on the portfolio managers’ opinion about the outlook for the asset classes and market and economic trends.

	TARGET	TARGET
FUND	ALLOCATION	RANGE
Lifestyle Allocation 100%
Equity Funds	100%	90-100%

Fixed-Income Funds	0%	0-10%

Lifestyle Allocation 85%
Equity Funds	85%	80-100%

Fixed-Income Funds	15%	0-20%

Lifestyle Allocation 70%
Equity Funds	70%	60-80%

Fixed-Income Funds	30%	20-40%

Lifestyle Allocation 50%
Equity Funds	50%	40-60%

Fixed-Income Funds	50%	40-60%

Lifestyle Allocation 30%
Equity Funds	30%	20-40%

Fixed-Income Funds	70%	60-80%

Lifestyle Income Fund
Equity Funds	10%	0-20%

Fixed-Income Funds	90%	80-100%

Investing primarily in other mutual funds presents special risks:

•	In addition to a fund’s operating expenses, you will indirectly bear a pro rata portion of the management and operating expenses of the underlying funds.

•	One underlying fund may buy the same securities that another underlying fund sells. You would indirectly bear the costs of these trades without accomplishing any investment purpose

•	A fund’s Target Allocation and Target Range are measures of the percentage of the fund’s assets invested in underlying funds across two asset classes, not the percentage of equity securities or fixed-income securities invested in indirectly by a fund. The underlying funds generally invest principally in either equity or fixed-income securities, but their percentage investments in these securities may vary from time to time subject to applicable regulatory requirements. Thus, the percentage of equity or fixed-income securities held by a fund indirectly, through its investment in underlying funds, may vary substantially from its Target Allocation or Target Range. Investors should take this into account when determining whether a fund is an appropriate investment for them

•	You may receive taxable gains from fund transactions by the underlying funds as well as taxable gains from transactions in shares of the underlying funds by a fund

2   Legg Mason Partners Funds

Principal risks of investing in the funds

Risk is inherent in all investing. The value of your investment in a fund, as well as the amount of any dividend paid by a fund, may fluctuate significantly. The value of your investment in a fund will change with changes in the values of the fund’s investments in the underlying funds. The degree to which the following risks apply to a particular fund varies according to the fund’s Target Allocation. In general, a fund with a higher Target Allocation in equity securities is expected to be more volatile, and thus riskier, than a fund with a lower Target Allocation in equity securities. Each fund’s principal risks will change depending on its Target Allocation to the underlying funds. This Prospectus includes more information about the underlying funds and their investments under “More on the funds’ investments.”

You may lose part or all of your investment in a fund or your investment may not perform as well as other investments. Following is a description of the principal risks of investing in the funds.

•	Asset class variation risk: The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed-income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of a fund’s assets invested in various underlying funds, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

•	Fund of funds risk: By investing in a fund, you will indirectly bear fees and expenses charged by the underlying funds in which the fund invests in addition to the fund’s direct fees and expenses. Your cost of investing in a fund, therefore, may be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. The underlying funds may change their investment objectives or policies without the approval of any fund. If that were to occur, the fund might be forced to withdraw its investment from such underlying funds at a time that is unfavorable to the fund.

•	Equity securities risk: Equity securities include common and preferred stocks, which represent equity ownership in a company. Stocks fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular stock may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•	Issuer risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including a decline in the U.S. stock market, disappointing earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

•	Large capitalization company risk: Large capitalization companies may fall out of favor with investors.

•	Small- and medium-capitalization company risk: Certain of the underlying funds focus on investments in small and medium capitalization companies. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small- and medium-capitalization companies generally are more volatile than those of larger companies and are more likely to be adversely affected than larger companies by changes in earnings results and investor expectations or poor economic conditions, including those experienced during a recession. Securities of small- and medium-capitalization companies may underperform large-capitalization companies, may be harder to sell at times and at prices an underlying fund’s portfolio managers believe appropriate and may offer greater potential for losses.

•	Liquidity risk: Liquidity risk exists when particular investments are difficult to sell. Although substantially all of an underlying fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by an underlying fund, particularly during periods of market turmoil. When an underlying fund holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the underlying fund is forced to sell these investments to meet redemptions or for other cash needs, the underlying fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, an underlying fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Legg Mason Partners Lifestyle Funds   3

•	Growth and value investing risk: Growth or value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on other types of investments. The value approach to investing involves the risk that value stocks may remain undervalued. Growth stocks typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile than other investments because they often do not pay dividends. An underlying fund may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

•	Market and interest rate risk: The market price of fixed-income and other securities owned by an underlying fund may go up or down, sometimes rapidly or unpredictably. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. The interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. If the market prices of the securities owned by a fund or an underlying fund fall, the value of your investment in the fund will decline. A fund may experience a substantial or complete loss on an individual investment.

The prices of securities held by an underlying fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the underlying fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations.

When interest rates rise, the value of fixed-income securities generally falls. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

•	Credit and high yield securities risk: Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. Credit risk is broadly gauged by the credit ratings of the securities in which the underlying funds invest. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

A fund is subject to greater levels of credit risk to the extent an underlying fund invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. The market values for these securities tend to be very volatile, and they are less liquid than investment grade debt securities. Underlying funds that hold these issues are subject to the following specific risks:

•	Increased price sensitivity to changing interest rates

•	Greater risk of loss because of default or declining credit quality

•	The issuer will be unable to make interest and/or principal payments due to adverse company-specific events

•	Negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for a significant period of time

•	Prepayment or call risk: Many fixed-income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if an underlying fund holds a fixed-income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed-income securities generally experience when interest rates fall. Upon prepayment of the security, the underlying fund would also be forced to reinvest the proceeds at then-current yields, which would be lower than the yield of the security that was paid off. In addition, if the underlying fund purchases a fixed-income security at a premium (at a price that exceeds its stated par or principal value), the underlying fund may lose the amount of the premium paid in the event of prepayment.

4   Legg Mason Partners Funds

•	Extension risk: When interest rates rise, repayments of fixed-income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed-income securities and locking in below market interest rates. This may cause a fund’s share price to be more volatile.

•	Foreign securities risk: Most of the underlying funds may invest in foreign securities, including the securities of emerging market issuers. An underlying fund may invest directly in foreign issuers or invest in depositary receipts for securities of foreign issuers. An underlying fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which an underlying fund may invest may have markets that are less liquid and more volatile than markets in the United States and may suffer from political or economic instability, and experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. The risks of investing in foreign securities are heightened when investing in securities of issuers in emerging market countries.

•	Portfolio selection risk: The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular asset class, investment style, underlying fund or other issuer may prove to be incorrect.

•	REIT risk: Certain of the underlying funds may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. Investments in REITs expose an underlying fund to risks similar to investing directly in real estate. The value of these investments may be affected by changes in the value of the underlying real estate; the quality of the property management; the creditworthiness of the issuer of the investments; and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

•	ETF risk: Many of the underlying funds may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give an underlying fund exposure to the securities comprising the index on which the ETF is based. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETFs and an underlying fund will generally gain or lose value consistent with the performance of the index. A fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•	Convertible securities risk: Convertible securities are debt or preferred equity securities convertible into, or exchangeable for, equity securities. Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed-income characteristics.

•	Recent market events risk: The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse.

•	Risks of non-diversification: Each fund is not diversified, which means that it can invest a higher percentage of its assets in any one underlying fund than a diversified fund. Being non-diversified may magnify a fund’s losses from adverse events affecting a particular underlying fund. The underlying funds in which a fund invests may be either diversified or non-diversified.

Please note that, in addition to the principal risks described above, there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears under “Investment strategies and related risks” and in the funds’ Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.

Legg Mason Partners Lifestyle Funds   5

Lifestyle Allocation 100%

Investment objective

The fund seeks capital appreciation.

Principal investment strategies

The fund is a fund of funds. The fund’s assets are primarily allocated among the Legg Mason-affiliated funds listed below, which are primarily equity funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities maturing in more than one year, as well as all types of short-term and money market instruments). The fund’s Target Allocation is 100% in underlying funds that invest principally in equity securities, but there may be times when the portfolio managers choose to invest up to 10% in funds that invest principally in fixed-income securities.

Selection process

The portfolio managers periodically adjust the allocation of the fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity markets in general, particular sectors of such markets and the performance outlook for the underlying equity funds. In assessing the equity markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

The performance of the underlying funds also influences their weighting in the fund. The portfolio managers invest in underlying equity funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth-oriented funds, value-oriented funds and international equity funds. The portfolio managers may invest in underlying fixed-income funds that invest in investment grade fixed-income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities, and high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

TARGET ALLOCATION
Equity Funds	100%

Fixed-Income Funds	0%

TARGET RANGE
Equity Funds	90-100%

Fixed-Income Funds	0-10%

The fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the fund’s assets that may be invested in the underlying funds at any time. The fund is not expected to be invested in all of the underlying funds at any time. The fund may change its allocations among the underlying funds listed, as well as the percentage it invests in a particular underlying fund, from time to time and without prior notice to shareholders. The fund may also vary the allocation between equity funds and fixed-income funds within the Target Range without prior notice to shareholders.

   UNDERLYING FUNDS IN WHICH LIFESTYLE ALLOCATION 100% MAY INVEST

TARGET
RANGE
Legg Mason Partners U.S. Large Cap Equity Fund	0-30%

Legg Mason American Leading Companies Trust	0-20%

Legg Mason Growth Trust, Inc.	0-20%

Legg Mason Opportunity Trust	0-20%

Legg Mason Partners Aggressive Growth Fund	0-20%

Legg Mason Partners Appreciation Fund	0-20%

Legg Mason Partners Capital Fund	0-20%

Legg Mason Partners Fundamental Value Fund	0-20%

6   Legg Mason Partners Funds

TARGET
RANGE
Legg Mason Partners Investors Value Fund	0-20%

Legg Mason Partners Large Cap Growth Fund	0-20%

Legg Mason Value Trust, Inc.	0-20%

Legg Mason International Equity Trust	0-15%

Legg Mason Partners International All Cap Opportunity Fund	0-15%

Legg Mason Partners Mid Cap Core Fund	0-15%

Legg Mason Partners Small Cap Growth Fund	0-15%

Legg Mason Special Investment Trust, Inc.	0-15%

Royce Total Return Fund	0-15%

Royce Value Fund	0-15%

Legg Mason Emerging Markets Trust	0-10%

Legg Mason Partners Emerging Markets Equity Fund	0-10%

Western Asset Absolute Return Portfolio	0-10%

Western Asset Core Plus Bond Portfolio	0-10%

Western Asset High Yield Portfolio	0-10%

The fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason Partners family of funds, the fund purchases Class I shares, or Class IS shares if the underlying fund offers Class IS shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Legg Mason, Royce and Western Asset families of funds.

Summary performance information for the underlying funds listed above appears in Appendix A.

Who may want to invest

The fund may be an appropriate investment if you:

•	Are seeking capital appreciation

•	Currently have exposure to fixed-income investments and less volatile equity investments and wish to broaden your investment portfolio

•	Are willing to accept the risks of the stock market

•	Have a long-term time horizon and no need for current income

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The performance table below shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year, and also compares the fund’s performance with the average annual total returns of a broad based securities index or other benchmark.

Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of the fee waivers and/or expense reimbursements, the total return would have been lower. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with lower expenses than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Legg Mason Partners Lifestyle Funds   7

   TOTAL RETURN FOR CLASS A SHARES1

Highest and lowest quarterly returns (for periods shown in the bar chart):

Highest: 6.96% in second quarter 2007; Lowest: (22.78)% in fourth quarter 2008.
Year-to-date: (9.47)% through 3/31/09.

   AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)1

		SINCE	INCEPTION
	1 YEAR	INCEPTION	DATE
Class A
Return before taxes	(45.41)%	(25.81)%	12/29/06

Return after taxes on distributions[2]	(45.60)%	(26.03)%

Return after taxes on distributions and sale of fund shares[2]	(29.05)%	(21.28)%

Other Classes (Return before taxes only)
Class B	(45.28)%	(25.17)%	12/29/06

Class C	(42.98)%	(24.06)%	12/29/06

Comparative Indexes
MSCI EAFE[3,6]	(43.38)%	(20.66)%

Russell 3000[4,6]	(37.31)%	(18.81)%

Lifestyle Allocation 100% Composite Benchmark[5,6]	(37.76)%	(19.16)%

[1]	As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[3]	The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[4]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[5]	The Lifestyle Allocation 100% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 55% Russell 1000 Index, 25% Russell 2000 Index and 20% MSCI EAFE Index. The Russell 1000 Index consists of the largest 1,000 U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the United States and Canada.

[6]	An investor cannot invest directly in an index or benchmark. The performance of an index or benchmark does not reflect deductions for fees, expenses or taxes.

8   Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

   SHAREHOLDER FEES

(PAID DIRECTLY FROM
YOUR INVESTMENT)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[1]	5.00%	1.00%	None	None	None

   ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A %
OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Management fee	None	None	None	None	None	None

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None

Other expenses[2]	0.81%	1.15%	0.35%	0.38%	0.38%	0.23%

Total expenses incurred by the fund	1.06%	2.15%	1.35%	0.63%	0.88%	0.23%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Total annual fund operating expenses[4]	1.96%	3.05%	2.25%	1.53%	1.78%	1.13%

Less contractual fee waiver and/or expense reimbursement[4]	(0.26)%	(0.60)%	n/a	n/a	n/a	n/a

Total net annual fund operating expenses	1.70%	2.45%	2.25%	1.53%	1.78%	1.13%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (after giving effect to the contractual fee waivers in effect through at least May 31, 2010) remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

Legg Mason Partners Lifestyle Funds   9

   NUMBER OF YEARS YOU OWN YOUR SHARES

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption) [5]	$738	$1,134	$1,554	$2,719

Class B (redemption at end of period) [5]	$748	$1,186	$1,649	$3,070	[6]

Class B (no redemption) [5]	$248	$886	$1,549	$3,070	[6]

Class C (redemption at end of period) [5]	$328	$708	$1,221	$2,629

Class C (no redemption) [5]	$228	$708	$1,221	$2,629

Class FI (with or without redemption)	$156	$484	$834	$1,824

Class R (with or without redemption)	$181	$561	$965	$2,096

Class I (with or without redemption)	$115	$359	$622	$1,374

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” for Class FI, Class R and Class I shares have been estimated. Actual expenses may differ from estimates. Class A, Class B, Class C, Class FI, Class R and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on a weighted average of the fund’s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

[4]	Management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the fund (other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.55%, 1.55%, 0.80%, 1.05% and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I, respectively, until at least May 31, 2010. Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

[5]	Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on September 15, 2008 and will increase annually over the next three years.

[6]	Assumes conversion to Class A shares approximately eight years after purchase.

10   Legg Mason Partners Funds

Lifestyle Allocation 85%

Investment objective

The fund seeks capital appreciation.

Principal investment strategies

The fund is a fund of funds. The fund’s assets are primarily allocated among the Legg Mason-affiliated mutual funds listed below, which are primarily equity funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities.

Selection process

The portfolio managers periodically adjust the allocation of the fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

The performance of the underlying funds also influences their weighting in the fund. The portfolio managers invest in underlying equity funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth-oriented funds, value-oriented funds and international equity funds. The portfolio managers may invest in underlying fixed-income funds that invest in investment grade fixed-income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities and high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

TARGET ALLOCATION
Equity Funds	85%

Fixed-Income Funds	15%

TARGET RANGE
Equity Funds	80-100%

Fixed-Income Funds	0-20%

The fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the fund’s assets that may be invested in the underlying funds at any time. The fund is not expected to be invested in all of the underlying funds at any time. The fund may change its allocations among the underlying funds listed, as well as the percentage it invests in a particular underlying fund, from time to time and without prior notice to shareholders. The fund may also vary the allocation between equity funds and fixed-income funds within the Target Range without prior notice to shareholders.

   UNDERLYING FUNDS IN WHICH LIFESTYLE ALLOCATION 85% MAY INVEST

TARGET
RANGE
Legg Mason Partners U.S. Large Cap Equity Fund	0-30%

Legg Mason American Leading Companies Trust	0-20%

Legg Mason Growth Trust, Inc.	0-20%

Legg Mason Opportunity Trust	0-20%

Legg Mason Partners Aggressive Growth Fund	0-20%

Legg Mason Partners Appreciation Fund	0-20%

Legg Mason Partners Capital Fund	0-20%

Legg Mason Partners Lifestyle Funds   11

TARGET
RANGE
Legg Mason Partners Fundamental Value Fund	0-20%

Legg Mason Partners Investors Value Fund	0-20%

Legg Mason Partners Large Cap Growth Fund	0-20%

Legg Mason Value Trust, Inc.	0-20%

Legg Mason International Equity Trust	0-15%

Legg Mason Partners International All Cap Opportunity Fund	0-15%

Legg Mason Partners Mid Cap Core Fund	0-15%

Legg Mason Partners Small Cap Growth Fund	0-15%

Legg Mason Special Investment Trust, Inc.	0-15%

Royce Total Return Fund	0-15%

Royce Value Fund	0-15%

Legg Mason Emerging Markets Trust	0-10%

Legg Mason Partners Emerging Markets Equity Fund	0-10%

Western Asset Absolute Return Portfolio	0-15%

Western Asset Core Plus Bond Portfolio	0-15%

Western Asset High Yield Portfolio	0-10%

The fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason Partners family of funds, the fund purchases Class I shares, or Class IS shares if the underlying fund offers Class IS shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Legg Mason, Royce and Western Asset families of funds.

Summary performance information for the underlying funds listed above appears in Appendix A.

Who may want to invest

The fund may be an appropriate investment if you:

•	Are seeking capital appreciation

•	Currently have exposure to fixed-income investments and less volatile equity investments and wish to broaden your investment portfolio

•	Are willing to accept the risks of the stock market

•	Have a long-term time horizon and no need for current income

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The performance table below shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year, and also compares the fund’s performance with the average annual total returns of a broad based securities index or other benchmark.

Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of the fee waivers and/or expense reimbursements, the total return would have been lower. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with lower expenses than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

12   Legg Mason Partners Funds

   TOTAL RETURN FOR CLASS A SHARES1

Highest and lowest quarterly returns (for periods shown in the bar chart):

Highest: 19.24% in fourth quarter 1999; Lowest: (20.25)% in fourth quarter 2008.
Year-to-date: (8.10)% through 3/31/09.

   AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)1

	1 YEAR	5 YEARS	10 YEARS
Class A
Return before taxes[2]	(41.14)%	(5.16)%	(1.80)%

Return after taxes on distributions[2,3]	(42.44)%	(5.80)%	(2.64)%

Return after taxes on distributions and sale of fund shares[2,3]	(25.19)%	(4.25)%	(1.64)%

Other Classes (Return before taxes only)
Class B	(40.74)%	(4.90)%	(1.96)%

Class C	(38.37)%	(4.53)%	(1.82)%

Comparative Indexes
Barclays Capital U.S. Aggregate[4,7]	5.24%	4.65%	5.63%

Russell 3000[5,7]	(37.31)%	(1.95)%	(0.80)%

Lifestyle Allocation 85% Composite Benchmark[6,7]	(33.82)%	(0.16)%	1.24%

[1]	As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]	The maximum initial sales charge on Class A shares was increased for sales made on and after November 20, 2006. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[3]	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[4]	The Barclays Capital U.S. Aggregate Index (Barclays Capital U.S. Aggregate) represents securities that are publicly-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

[5]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[6]	The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the United States and Canada. The Barclays Capital U.S. Aggregate Index represents securities that are publicly-registered, taxable and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Barclays Capital U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.

[7]	An investor cannot invest directly in an index or benchmark. The performance of an index or benchmark does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Lifestyle Funds   13

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

   SHAREHOLDER FEES

(PAID DIRECTLY FROM
YOUR INVESTMENT)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[1]	5.00%	1.00%	None	None	None

   ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A %
OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Management fee	None	None	None	None	None	None

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None

Other expenses[2]	0.54%	0.63%	0.15%	0.19%	0.19%	0.04%

Total expenses incurred by the fund	0.79%	1.63%	1.15%	0.44%	0.69%	0.04%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%

Total annual fund operating expenses[4]	1.57%	2.41%	1.93%	1.22%	1.47%	0.82%

Less contractual fee waiver and/or expense reimbursement[4]	n/a	(0.08)%	n/a	n/a	n/a	n/a

Total net annual fund operating expenses	1.57%	2.33%	1.93%	1.22%	1.47%	0.82%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (after giving effect to the contractual fee waivers in effect through at least May 31, 2010) remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

14   Legg Mason Partners Funds

   NUMBER OF YEARS YOU OWN YOUR SHARES

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)[5]	$726	$1,043	$1,382	$2,336

Class B (redemption at end of period)[5]	$736	$1,044	$1,379	$2,533	[6]

Class B (no redemption)[5]	$236	$744	$1,279	$2,533	[6]

Class C (redemption at end of period)[5]	$296	$610	$1,055	$2,289

Class C (no redemption)[5]	$196	$610	$1,055	$2,289

Class FI (with or without redemption)	$124	$387	$670	$1,477

Class R (with or without redemption)	$150	$465	$803	$1,757

Class I (with or without redemption)	$84	$262	$456	$1,015

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” for Class FI, Class R and Class I shares have been estimated. Actual expenses may differ from estimates. Class A, Class B, Class C, Class FI, Class R and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on a weighted average of the fund’s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

[4]	Management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the fund (other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.55%, 1.55%, 0.80%, 1.05% and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I shares, respectively, until at least May 31, 2010. Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

[5]	Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on September 15, 2008 and will increase annually over the next three years.

[6]	Assumes conversion to Class A shares approximately eight years after purchase.

Legg Mason Partners Lifestyle Funds   15

Lifestyle Allocation 70%

Investment objective

The fund seeks long-term growth of capital.

Principal investment strategies

The fund is a fund of funds. The fund’s assets are primarily allocated among the Legg Mason-affiliated mutual funds listed below, which are primarily equity funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 70% in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed-income securities.

Selection process

The portfolio managers periodically adjust the allocation of the fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity markets in general, and, to a lesser degree, the bond markets, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

The performance of the underlying funds also influences their weighting in the fund. The portfolio managers invest in underlying equity funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds and fixed-income funds. The portfolio managers invest in underlying fixed-income funds that invest in investment grade fixed-income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities and high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

TARGET ALLOCATION
Equity Funds	70%

Fixed-Income Funds	30%

TARGET RANGE
Equity Funds	60-80%

Fixed-Income Funds	20-40%

The fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the fund’s assets that may be invested in the underlying funds at any time. The fund is not expected to be invested in all of the underlying funds at any time. The fund may change its allocations among the underlying funds listed, as well as the percentage it invests in a particular underlying fund, from time to time and without prior notice to shareholders. The fund may also vary the allocation between equity funds and fixed-income funds within the Target Range without prior notice to shareholders.

   UNDERLYING FUNDS IN WHICH LIFESTYLE ALLOCATION 70% MAY INVEST

TARGET
RANGE
Legg Mason Partners U.S. Large Cap Equity Fund	0-25%

Legg Mason American Leading Companies Trust	0-20%

Legg Mason Growth Trust, Inc.	0-20%

Legg Mason Opportunity Trust	0-20%

Legg Mason Partners Aggressive Growth Fund	0-20%

Legg Mason Partners Appreciation Fund	0-20%

Legg Mason Partners Capital Fund	0-20%

Legg Mason Partners Fundamental Value Fund	0-20%

16   Legg Mason Partners Funds

TARGET
RANGE
Legg Mason Partners Investors Value Fund	0-20%

Legg Mason Partners Large Cap Growth Fund	0-20%

Legg Mason Value Trust, Inc.	0-20%

Legg Mason International Equity Trust	0-15%

Legg Mason Partners International All Cap Opportunity Fund	0-15%

Legg Mason Partners Mid Cap Core Fund	0-15%

Legg Mason Partners Small Cap Growth Fund	0-15%

Legg Mason Special Investment Trust, Inc.	0-15%

Royce Total Return Fund	0-15%

Royce Value Fund	0-15%

Legg Mason Emerging Markets Trust	0-10%

Legg Mason Partners Emerging Markets Equity Fund	0-10%

Western Asset Absolute Return Portfolio	0-20%

Western Asset Core Plus Bond Portfolio	0-20%

Western Asset High Yield Portfolio	0-10%

The fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason Partners family of funds, the fund purchases Class I shares, or Class IS shares if the underlying fund offers Class IS shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Legg Mason, Royce and Western Asset families of funds.

Summary performance information for the underlying funds listed above appears in Appendix A.

Who may want to invest

The fund may be an appropriate investment if you:

•	Are seeking growth of capital

•	Are willing to accept the risks of the stock market, although lessened through greater exposure to fixed-income securities than Lifestyle Allocation 100% and Lifestyle Allocation 85%

•	Have a long-term time horizon and no need for current income

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The performance table below shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year, and also compares the fund’s performance with the average annual total returns of a broad based securities index or other benchmark.

Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of the fee waivers and/or expense reimbursements, the total return would have been lower. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with lower expenses than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Legg Mason Partners Lifestyle Funds   17

   TOTAL RETURN FOR CLASS A SHARES1

Highest and lowest quarterly returns (for periods shown in the bar chart):

Highest: 15.07% in second quarter 2003; Lowest: (18.03)% in fourth quarter 2008.
Year-to-date: (6.64)% through 3/31/09.

   AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)1

				SINCE	DATE OF
	1 YEAR	5 YEARS	10 YEARS	INCEPTION[10]	INCEPTION
Class A
Return before taxes[2]	(36.96)%	(4.49)%	(1.73)%

Return after taxes on distributions[2,3]	(37.65)%	(5.10)%	(2.77)%

Return after taxes on distributions and sale of fund shares[2,3]	(24.01)%	(4.05)%	(1.87)%

Other Classes (Return before taxes only)
Class B	(36.96)%	(4.29)%	(1.90)%

Class C	(34.19)%	(3.90)%	(1.78)%

Class I	(33.09)%	N/A	N/A	(29.45)%	10/02/07

Comparative Indexes
Barclays Capital U.S. Aggregate[4,11]	5.24%	4.65%	5.63%	[7]

Russell 3000[5,11]	(37.31)%	(1.95)%	(0.80)%	[8]

Lifestyle Allocation 70% Composite Benchmark[6,11]	(28.06)%	0.67%	2.03%	[9]

[1]	As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]	The maximum initial sales charge on Class A shares was increased for sales made on and after November 20, 2006. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[3]	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[4]	The Barclays Capital U.S. Aggregate Index (Barclays Capital U.S. Aggregate) represents securities that are publicly-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

[5]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[6]	The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the United States and Canada. The Barclays Capital U.S. Aggregate Index represents securities that are publicly-registered, taxable and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Barclays Capital U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.

[7]	The total return of the Barclays Capital U.S. Aggregate Index since the inception of Class I shares is 6.45%.

[8]	The total return of the Russell 3000 Index since the inception of Class I shares is (33.82)%.

[9]	The total return of the Lifestyle Allocation 70% Composite Benchmark since the inception of Class I shares is (24.12)%.

[10]	Information is provided only for classes with less than 10 years’ performance history.

[11]	An investor cannot invest directly in an index or benchmark. The performance of an index or benchmark does not reflect deductions for fees, expenses or taxes.

18   Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

   SHAREHOLDER FEES

(PAID DIRECTLY FROM
YOUR INVESTMENT)	CLASS A		CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	5.00%	1.00%	None	None	None

   ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A %
OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Management fee	None	None	None	None	None	None

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None

Other expenses[2]	0.39%	0.47%	0.11%	0.19%	0.19%	0.04%

Total expenses incurred by the fund	0.64%	1.47%	1.11%	0.44%	0.69%	0.04%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%

Total annual fund operating expenses[4]	1.37%	2.20%	1.84%	1.17%	1.42%	0.77%

Less contractual fee waiver and/or expense reimbursement[4]	n/a	n/a	n/a	n/a	n/a	n/a

Total net annual fund operating expenses	1.37%	2.20%	1.84%	1.17%	1.42%	0.77%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (after giving effect to the contractual fee waivers in effect through at least May 31, 2010) remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

Legg Mason Partners Lifestyle Funds   19

   NUMBER OF YEARS YOU OWN YOUR SHARES

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)[5]	$706	$983	$1,283	$2,133

Class B (redemption at end of period)[5]	$723	$988	$1,279	$2,326	[6]

Class B (no redemption)[5]	$223	$688	$1,179	$2,326	[6]

Class C (redemption at end of period)[5]	$287	$585	$1,013	$2,204

Class C (no redemption)[5]	$187	$585	$1,013	$2,204

Class FI (with or without redemption)	$119	$372	$644	$1,420

Class R (with or without redemption)	$145	$450	$777	$1,703

Class I (with or without redemption)	$79	$246	$428	$955

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” for Class FI, Class R and Class I shares have been estimated. Actual expenses may differ from estimates. Class A, Class B, Class C, Class FI, Class R and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on a weighted average of the fund’s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

[4]	Management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the fund (other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.55%, 1.55%, 0.80%, 1.05% and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I, respectively, until at least May 31, 2010. Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

[5]	Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on September 15, 2008 and will increase annually over the next three years.

[6]	Assumes conversion to Class A shares approximately eight years after purchase.

20   Legg Mason Partners Funds

Lifestyle Allocation 50%

Investment objective

The fund seeks balance of growth of capital and income.

Principal investment strategies

The fund is a fund of funds. The fund’s assets are primarily allocated among the Legg Mason-affiliated mutual funds listed below.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 50% in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed-income securities.

Selection process

The portfolio managers periodically adjust the allocation of the fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

The performance of the underlying funds also influences their weighting in the fund. The portfolio managers invest in underlying equity funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds and fixed-income funds. The portfolio managers invest in underlying fixed-income funds that invest in investment grade fixed-income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities and high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

TARGET ALLOCATION
Equity Funds	50%

Fixed-Income Funds	50%

TARGET RANGE
Equity Funds	40-60%

Fixed-Income Funds	40-60%

The fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the fund’s assets that may be invested in the underlying funds at any time. The fund is not expected to be invested in all of the underlying funds at any time. The fund may change its allocations among the underlying funds listed, as well as the percentage it invests in a particular underlying fund, from time to time and without prior notice to shareholders. The fund may also vary the allocation between equity funds and fixed-income funds within the Target Range without prior notice to shareholders.

   UNDERLYING FUNDS IN WHICH LIFESTYLE ALLOCATION 50% MAY INVEST

TARGET
RANGE
Legg Mason Partners U.S. Large Cap Equity Fund	0-25%

Legg Mason American Leading Companies Trust	0-15%

Legg Mason Growth Trust, Inc.	0-15%

Legg Mason Opportunity Trust	0-15%

Legg Mason Partners Aggressive Growth Fund	0-15%

Legg Mason Partners Appreciation Fund	0-15%

Legg Mason Partners Lifestyle Funds   21

TARGET
RANGE
Legg Mason Partners Capital Fund	0-15%

Legg Mason Partners Fundamental Value Fund	0-15%

Legg Mason Partners Investors Value Fund	0-15%

Legg Mason Partners Large Cap Growth Fund	0-15%

Legg Mason Special Investment Trust, Inc.	0-15%

Legg Mason Value Trust, Inc.	0-15%

Legg Mason International Equity Trust	0-10%

Legg Mason Partners International All Cap Opportunity Fund	0-10%

Legg Mason Partners Mid Cap Core Fund	0-10%

Legg Mason Partners Small Cap Growth Fund	0-10%

Royce Total Return Fund	0-10%

Royce Value Fund	0-10%

Western Asset Core Plus Bond Portfolio	20-40%

Western Asset Absolute Return Portfolio	0-20%

Western Asset High Yield Portfolio	0-15%

The fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason Partners family of funds, the fund purchases Class I shares, or Class IS shares if the underlying fund offers Class IS shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Legg Mason, Royce and Western Asset families of funds.

Summary performance information for the underlying funds listed above appears in Appendix A.

Who may want to invest

The fund may be an appropriate investment if you:

•	Are willing to sacrifice some growth potential for less volatility

•	Are willing to accept the risks of the stock market and below investment grade bonds

•	Have a long-term time horizon

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The performance table below shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year, and also compares the fund’s performance with the average annual total returns of a broad based securities index or other benchmark.

Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of the fee waivers and/or expense reimbursements, the total return would have been lower. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with lower expenses than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

22   Legg Mason Partners Funds

   TOTAL RETURN FOR CLASS A SHARES1

Highest and lowest quarterly returns (for periods shown in the bar chart):

Highest: 9.24% in second quarter 2003; Lowest: (14.64)% in fourth quarter 2008.
Year-to-date: (4.58)% through 3/31/09.

   AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)1

	1 YEAR	5 YEARS	10 YEARS
Class A
Return before taxes[2]	(31.70)%	(3.64)%	0.17%

Return after taxes on distributions[2,3]	(32.80)%	(4.66)%	(1.31)%

Return after taxes on distributions and sale of fund shares[2,3]	(19.90)%	(3.38)%	(0.50)%

Other Classes (Return before taxes only)
Class B	(31.48)%	(3.44)%	(0.02)%

Class C	(28.58)%	(3.11)%	0.09%

Comparative Indexes
Barclays Capital U.S. Aggregate[4,7]	5.24%	4.65%	5.63%

Russell 1000[5,7]	(37.60)%	(2.04)%	(1.09)%

Lifestyle Allocation 50% Composite Benchmark[6,7]	(20.34)%	1.71%	3.13%

[1]	As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]	The maximum initial sales charge on Class A shares was increased for sales made on and after November 20, 2006. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[3]	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[4]	The Barclays Capital U.S. Aggregate Index (Barclays Capital U.S. Aggregate) represents securities that are publicly-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

[5]	The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

[6]	The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the United States and Canada. The Barclays Capital U.S. Aggregate Index represents securities that are publicly-registered, taxable and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Barclays Capital U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.

[7]	An investor cannot invest directly in an index or benchmark. The performance of an index or benchmark does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Lifestyle Funds   23

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

   SHAREHOLDER FEES

(PAID DIRECTLY FROM
YOUR INVESTMENT)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[1]	5.00%	1.00%	None	None	None

   ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A %
OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Management fee	None	None	None	None	None	None

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None

Other expenses[2]	0.31%	0.40%	0.14%	0.25%	0.25%	0.10%

Total expenses incurred by the fund	0.56%	1.40%	1.14%	0.50%	0.75%	0.10%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%

Total annual fund operating expenses[4]	1.23%	2.07%	1.81%	1.17%	1.42%	0.77%

Less contractual fee waiver and/or expense reimbursement[4]	n/a	n/a	n/a	n/a	n/a	n/a

Total net annual fund operating expenses	1.23%	2.07%	1.81%	1.17%	1.42%	0.77%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (after giving effect to the contractual fee waivers in effect through at least May 31, 2010) remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

24   Legg Mason Partners Funds

   NUMBER OF YEARS YOU OWN YOUR SHARES

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)[5]	$693	$943	$1,212	$1,978

Class B (redemption at end of period)[5]	$710	$950	$1,217	$2,192	[6]

Class B (no redemption)[5]	$210	$650	$1,117	$2,192	[6]

Class C (redemption at end of period)[5]	$284	$578	$1,002	$2,183

Class C (no redemption)[5]	$184	$578	$1,002	$2,183

Class FI (with or without redemption)	$119	$372	$644	$1,420

Class R (with or without redemption)	$145	$450	$777	$1,703

Class I (with or without redemption)	$79	$246	$428	$955

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” for Class FI and Class R shares have been estimated. Actual expenses may differ from estimates. Class A, Class B, Class C, Class FI, Class R and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on a weighted average of the fund’s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

[4]	Management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the fund (other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.55%, 1.55%, 0.80%, 1.05% and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I, respectively, until at least May 31, 2010. Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

[5]	Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on September 15, 2008 and will increase annually over the next three years.

[6]	Assumes conversion to Class A shares approximately eight years after purchase.

Legg Mason Partners Lifestyle Funds   25

Lifestyle Allocation 30%

Investment objective

The fund seeks income as a primary objective and long-term growth of capital as a secondary objective.

Principal investment strategies

The fund is a fund of funds. The fund’s assets are primarily allocated among the Legg Mason-affiliated mutual funds listed below, which are primarily fixed-income funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 30% in underlying funds that invest principally in equity securities and 70% in underlying funds that invest principally in fixed-income securities.

Selection process

The portfolio managers periodically adjust the allocation of the fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the different sectors of the bond markets, and, to a lesser degree, the equity markets. In assessing the bond markets, the portfolio managers consider a broad range of economic trends and quantitative factors.

The performance of the underlying funds also influences their weighting in the fund. The portfolio managers invest in underlying equity funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds and fixed-income funds. The portfolio managers invest in underlying fixed-income funds that invest in investment grade fixed-income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities and high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

TARGET ALLOCATION
Equity Funds	30%

Fixed-Income Funds	70%

TARGET RANGE
Equity Funds	20-40%

Fixed-Income Funds	60-80%

The fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the fund’s assets that may be invested in the underlying funds at any time. The fund is not expected to be invested in all of the underlying funds at any time. The fund may change its allocations among the underlying funds listed, as well as the percentage it invests in a particular underlying fund, from time to time and without prior notice to shareholders. The fund may also vary the allocation between equity funds and fixed-income funds within the Target Range without prior notice to shareholders.

   UNDERLYING FUNDS IN WHICH LIFESTYLE ALLOCATION 30% MAY INVEST

TARGET
RANGE
Legg Mason American Leading Companies Trust	0-15%

Legg Mason Growth Trust, Inc.	0-15%

Legg Mason Opportunity Trust	0-15%

Legg Mason Partners Aggressive Growth Fund	0-15%

Legg Mason Partners Appreciation Fund	0-15%

Legg Mason Partners Capital Fund	0-15%

Legg Mason Partners Fundamental Value Fund	0-15%

Legg Mason Partners Investors Value Fund	0-15%

26   Legg Mason Partners Funds

TARGET
RANGE
Legg Mason Partners Large Cap Growth Fund	0-15%

Legg Mason Partners U.S. Large Cap Equity Fund	0-15%

Legg Mason Special Investment Trust, Inc.	0-15%

Legg Mason Value Trust, Inc.	0-15%

Legg Mason International Equity Trust	0-10%

Legg Mason Partners International All Cap Opportunity Fund	0-10%

Legg Mason Partners Mid Cap Core Fund	0-10%

Legg Mason Partners Small Cap Growth Fund	0-10%

Royce Total Return Fund	0-10%

Royce Value Fund	0-10%

Western Asset Core Plus Bond Portfolio	35-55%

Western Asset Absolute Return Portfolio	0-20%

Western Asset High Yield Portfolio	0-15%

The fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason Partners family of funds, the fund purchases Class I shares, or Class IS shares if the underlying fund offers Class IS shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Legg Mason, Royce and Western Asset families of funds.

Summary performance information for the underlying funds listed above appears in Appendix A.

Who may want to invest

The fund may be an appropriate investment if you:

•	Are seeking income, but also some long-term growth of capital to help offset the loss of purchasing power because of inflation

•	Are a conservative investor willing to sacrifice some growth potential in exchange for less (but not zero) volatility

•	Are willing to accept the risks of below investment grade bonds and the stock market

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The performance table below shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year, and also compares the fund’s performance with the average annual total returns of a broad based securities index or other benchmark.

Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of the fee waivers and/or reimbursements, the total return would have been lower. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with lower expenses than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Legg Mason Partners Lifestyle Funds   27

   TOTAL RETURN FOR CLASS A SHARES1

Highest and lowest quarterly returns (for periods shown in the bar chart):

Highest: 7.28% in second quarter 2003; Lowest: (11.42)% in fourth quarter 2008.
Year-to-date: (3.08)% through 3/31/09.

   AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)1

	1 YEAR	5 YEARS	10 YEARS
Class A
Return before taxes[2]	(25.61)%	(2.59)%	0.87%

Return after taxes on distributions[2,3]	(26.94)%	(3.83)%	(0.79)%

Return after taxes on distributions and sale of fund shares[2,3]	(16.56)%	(2.80)%	(0.17)%

Other Classes (Return before taxes only)
Class B	(26.08)%	(2.43)%	0.78%

Class C	(23.29)%	(2.16)%	0.86%

Comparative Indexes
Barclays Capital U.S. Aggregate[4,7]	5.24%	4.65%	5.63%

Russell 1000[5,7]	(37.60)%	(2.04)%	(1.09)%

Lifestyle Allocation 30% Composite Benchmark[6,7]	(12.51)%	2.64%	4.02%

[1]	As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]	The maximum initial sales charge on Class A shares was increased for sales made on and after November 20, 2006. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[3]	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[4]	The Barclays Capital U.S. Aggregate Index (Barclays Capital U. S. Aggregate) represents securities that are publicly-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

[5]	The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

[6]	The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays Capital U.S. Aggregate Index and 10% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the United States and Canada. The Barclays Capital U.S. Aggregate Index represents securities that are publicly-registered, taxable and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Barclays Capital U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.

[7]	An investor cannot invest directly in an index or benchmark. The performance of an index or benchmark does not reflect deductions for fees, expenses or taxes.

28   Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

   SHAREHOLDER FEES

(PAID DIRECTLY FROM
YOUR INVESTMENT)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[1]	4.50%	1.00%	None	None	None

   ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A %
OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Management fee	None	None	None	None	None	None

Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	0.25%	0.50%	None

Other expenses[2]	0.37%	0.41%	0.27%	0.29%	0.29%	0.14%

Total expenses incurred by the fund	0.62%	1.16%	0.97%	0.54%	0.79%	0.14%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%

Total annual fund operating expenses[4]	1.23%	1.77%	1.58%	1.15%	1.40%	0.75%

Less contractual fee waiver and/or expense reimbursement[4]	n/a	n/a	n/a	n/a	n/a	n/a

Total net annual fund operating expenses	1.23%	1.77%	1.58%	1.15%	1.40%	0.75%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (after giving effect to the contractual fee waivers in effect through at least May 31, 2010) remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

Legg Mason Partners Lifestyle Funds   29

   NUMBER OF YEARS YOU OWN YOUR SHARES

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)[5]	$545	$799	$1,072	$1,849

Class B (redemption at end of period)[5]	$630	$858	$1,062	$1,949	[6]

Class B (no redemption)[5]	$180	$558	$962	$1,949	[6]

Class C (redemption at end of period)[5]	$261	$505	$877	$1,924

Class C (no redemption)[5]	$161	$505	$877	$1,924

Class FI (with or without redemption)	$117	$365	$632	$1,398

Class R (with or without redemption)	$143	$444	$766	$1,680

Class I (with or without redemption)	$77	$240	$417	$930

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” for Class FI, Class R and Class I have been estimated. Actual expenses may differ from estimates. Class A, Class B, Class C, Class FI, Class R and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on a weighted average of the fund’s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

[4]	Management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the fund (other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.30%, 1.25%, 0.80%, 1.05% and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I, respectively, until at least May 31, 2010. Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

[5]	Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on September 15, 2008 and will increase annually over the next three years.

[6]	Assumes conversion to Class A shares approximately eight years after purchase.

30   Legg Mason Partners Funds

Lifestyle Income Fund

Investment objective

The fund seeks high current income.

Principal investment strategies

The fund is a fund of funds. The fund’s assets are primarily allocated among the Legg Mason-affiliated mutual funds listed below, which are primarily fixed-income funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 10% in underlying funds that invest principally in equity securities and 90% in underlying funds that invest principally in fixed-income securities.

Selection process

The portfolio managers periodically adjust the allocation of the fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the different sectors of the fixed-income markets and, to a lesser degree, the equity markets. In assessing the bond markets, the portfolio managers consider a broad range of economic trends and quantitative factors.

The performance of the underlying funds also influences their weighting in the fund. The portfolio managers may invest in underlying equity funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds and fixed-income funds. The portfolio managers invest in underlying fixed-income funds that invest in investment grade fixed-income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities and high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

TARGET ALLOCATION
Equity Funds	10%

Fixed-Income Funds	90%

TARGET RANGE
Equity Funds	0-20%

Fixed-Income Funds	80-100%

The fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the fund’s assets that may be invested in the underlying funds at any time. The fund is not expected to be invested in all of the underlying funds at any time. The fund may change its allocations among the underlying funds listed, as well as the percentage it invests in a particular underlying fund, from time to time and without prior notice to shareholders. The fund may also vary the allocation between equity funds and fixed-income funds within the Target Range without prior notice to shareholders.

   UNDERLYING FUNDS IN WHICH LIFESTYLE INCOME FUND MAY INVEST

TARGET
RANGE
Legg Mason American Leading Companies Trust	0-10%

Legg Mason Growth Trust, Inc.	0-10%

Legg Mason Opportunity Trust	0-10%

Legg Mason Partners Aggressive Growth Fund	0-10%

Legg Mason Partners Appreciation Fund	0-10%

Legg Mason Partners Capital and Income Fund	0-10%

Legg Mason Partners Capital Fund	0-10%

Legg Mason Partners Fundamental Value Fund	0-10%

Legg Mason Partners Lifestyle Funds   31

TARGET
RANGE
Legg Mason Partners Investors Value Fund	0-10%

Legg Mason Partners Large Cap Growth Fund	0-10%

Legg Mason Partners Mid Cap Core Fund	0-10%

Legg Mason Partners U.S. Large Cap Equity Fund	0-10%

Legg Mason Special Investment Trust, Inc.	0-10%

Legg Mason Value Trust, Inc.	0-10%

Western Asset Core Plus Bond Portfolio	55-65%

Western Asset High Yield Portfolio	10-20%

Western Asset Absolute Return Portfolio	0-20%

The fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason Partners family of funds, the fund purchases Class I shares, or Class IS shares if the underlying fund offers Class IS shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Legg Mason, Royce and Western Asset families of funds.

Summary performance information for the underlying funds listed above appears in Appendix A.

Who may want to invest

The fund may be an appropriate investment if you:

•	Are seeking current income

•	Are a conservative investor willing to sacrifice some growth potential in exchange for less (but not zero) volatility

•	Are willing to accept the risks of below investment grade bonds

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The performance table below shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year, and also compares the fund’s performance with the average annual total returns of a broad based securities index or other benchmark.

Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of the fee waivers and/or expense reimbursements, the total return would have been lower. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with lower expenses than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

32   Legg Mason Partners Funds

   TOTAL RETURN FOR CLASS A SHARES1

Highest and lowest quarterly returns (for periods shown in the bar chart):

Highest: 4.99% in second quarter 2003; Lowest: (8.78)% in fourth quarter 2008.
Year-to-date: (1.14)% through 3/31/09.

   AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)1

	1 YEAR	5 YEARS	10 YEARS
Class A
Return before taxes[2]	(20.90)%	(1.68)%	1.09%

Return after taxes on distributions[2,3]	(22.35)%	(3.26)%	(0.88)%

Return after taxes on distributions and sale of fund shares[2,3]	(13.48)%	(2.23)%	(0.20)%

Other Classes (Return before taxes only)
Class B	(21.45)%	(1.49)%	1.01%

Class C	(18.67)%	(1.28)%	1.07%

Comparative Indexes
Barclays Capital U.S. Aggregate[4,8]	5.24%	4.65%	5.63%

Russell 1000[5,8]	(37.60)%	(2.04)%	(1.09)%

Barclays Capital High Yield 2% Cap[6,8]	(25.88)%	(0.84)%	2.28%

Lifestyle Income Fund Composite Benchmark[7,8]	(4.75)%	3.27%	4.61%

[1]	As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]	The maximum initial sales charge on Class A shares was increased for sales made on and after November 20, 2006. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[3]	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[4]	The Barclays Capital U.S. Aggregate Index (Barclays Capital U.S. Aggregate) represents securities that are publicly-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

[5]	The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

[6]	The Barclays Capital U.S. High Yield — 2% Issuer Cap Index (Barclays Capital High Yield 2% Cap) is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.

[7]	The fund compares its performance to the Lifestyle Income Fund Composite Benchmark, which is a hypothetical representation of the fund’s major asset classes. It consists of 75% Barclays Capital U.S. Aggregate Index, 15% Barclays Capital U.S. High-Yield — 2% Issuer Cap Index and 10% Russell 1000 Index. The Barclays Capital U.S. Aggregate Index represents securities that are publicly registered, taxable and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Barclays Capital U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

[8]	An investor cannot invest directly in an index or benchmark. The performance of an index or benchmark does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Lifestyle Funds   33

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares, and unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended January 31, 2009. Expenses may vary in the future.

   SHAREHOLDER FEES

(PAID DIRECTLY FROM
YOUR INVESTMENT)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[1]	4.50%	1.00%	None	None	None

   ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A %
OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
Management fee	None	None	None	None	None	None

Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	0.25%	0.50%	None

Other expenses[2]	0.64%	0.75%	0.96%	0.52%	0.52%	0.37%

Total expenses incurred by the fund	0.89%	1.50%	1.66%	0.77%	1.02%	0.37%

Acquired fund fees and expenses (fees and expenses of underlying funds)[3]	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

Total annual fund operating expenses[4]	1.44%	2.05%	2.21%	1.32%	1.57%	0.92%

Less contractual fee waiver and/or expense reimbursement[4]	(0.09)%	(0.20)%	(0.41)%	n/a	n/a	n/a

Total net annual fund operating expenses	1.35%	1.85%	1.80%	1.32%	1.57%	0.92%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (after giving effect to the contractual fee waivers in effect through at least May 31, 2010) remain the same as shown in the fee table, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

•	The expenses of the underlying funds are reflected

34   Legg Mason Partners Funds

   NUMBER OF YEARS YOU OWN YOUR SHARES

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)[5]	$557	$855	$1,175	$2,079

Class B (redemption at end of period)[5]	$638	$925	$1,188	$2,215	[6]

Class B (no redemption)[5]	$188	$625	$1,088	$2,215	[6]

Class C (redemption at end of period)[5]	$283	$656	$1,160	$2,547

Class C (no redemption)[5]	$183	$656	$1,160	$2,547

Class FI (with or without redemption)	$134	$418	$723	$1,589

Class R (with or without redemption)	$160	$496	$856	$1,868

Class I (with or without redemption)	$94	$294	$510	$1,132

[1]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	“Other expenses” for Class FI, Class R and Class I shares have been estimated. Actual expenses may differ from estimates. Class A, Class B, Class C, Class FI, Class R and Class I shares are authorized to pay fees for recordkeeping services to Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]	Acquired fund fees and expenses (fees and expenses of underlying funds) are based on a weighted average of the fund’s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

[4]	Management has contractually agreed to waive fees and/or reimburse expenses incurred directly by the fund (other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.30%, 1.25%, 0.80%, 1.05% and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I, respectively, until at least May 31, 2010. Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

[5]	Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on September 15, 2008 and will increase annually over the next three years.

[6]	Assumes conversion to Class A shares approximately eight years after purchase.

Legg Mason Partners Lifestyle Funds   35

More on the funds’ investments

Underlying funds

The following is a description of the investment objectives and principal investment strategies of the underlying funds in which the funds may invest. Each of the underlying funds is managed by the funds’ investment manager or an affiliate of the funds’ investment manager. The investment manager for each of the Legg Mason Partners Funds is Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”). The investment manager for each of the Legg Mason and Western Asset Funds is Legg Mason Fund Adviser, Inc. The investment manager for each of the Royce Funds is Royce & Associates, LLC.

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
U.S. Equity

Legg Mason American Leading Companies Trust	0.86%	Seeks long-term capital appreciation and current income consistent with prudent investment risk. The fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a “Leading Company” as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within one or more of its principal industries and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500 Index. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest, excluding investments in convertible securities, will be rated at least A by Standard and Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”), or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the fund may invest will be rated at least BB by S&P or Ba by Moody’s or deemed by the adviser to be of comparable quality to a security with these ratings. The fund also may invest in derivatives.

36   Legg Mason Partners Funds

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Growth Trust, Inc.	0.79%	Seeks long-term growth of capital. The fund invests primarily in common stocks that, in the adviser’s opinion, appear to offer above-average growth potential and trade at a significant discount to the adviser’s assessment of their intrinsic value. Any income realized will be incidental to the fund’s objective. The fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

Legg Mason Opportunity Trust	1.18%	Seeks long-term growth of capital. The fund invests in securities, derivatives and other financial instruments that, in the adviser’s opinion, offer the opportunity for long-term growth of capital. The adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities. The fund may sell securities and other instruments short. The fund may also borrow money for investment purposes, in amounts up to 10% of the fund’s net assets, a practice known as “leveraging.”

Legg Mason Partners Aggressive Growth Fund	0.76%	Seeks capital appreciation. The fund invests primarily in common stocks of companies that the portfolio manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies. The fund may invest up to 25% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund also may invest in derivatives.

Legg Mason Partners Lifestyle Funds   37

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Partners Appreciation Fund	0.61%	Seeks long-term appreciation of shareholders’ capital. The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund may invest up to 20% of its net assets in the securities of foreign issuers either directly or in the form of depositary receipts representing an interest in those securities. The fund also may invest in derivatives.

Legg Mason Partners Capital Fund	0.73%	Seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential. The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium-sized companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion. The fund may invest up to 35% of its assets in securities of foreign issuers, either directly or through investing in depositary receipts. The fund may invest in fixed-income securities, invest without limit in convertible debt securities and may also invest in debt obligations of foreign issuers. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the subadviser. The fund also may invest up to 10% of its assets in distressed debt securities. The fund also may invest in derivatives. The fund may engage in short sales.

38   Legg Mason Partners Funds

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Partners Capital and Income Fund	0.83%	Seeks total return (that is, a combination of income and long-term capital appreciation). The fund invests in equity and fixed income securities of both U.S. and foreign issuers. The fund seeks to generate income and appreciation by allocating fund assets to income and non-income producing equity and equity-related securities, including common stocks, real estate investment trusts (“REITs”) and convertible securities. To generate income and enhance exposure to the equity markets, the fund will purchase investment grade and high yield fixed income securities or unrated securities of equivalent quality, along with options on securities indexes. Securities rated below investment grade are commonly referred to as “junk bonds.” Fixed income securities may be of any maturity.

Legg Mason Partners Fundamental Value Fund	0.72%	Seeks long-term capital growth. Current income is a secondary consideration. The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the portfolio managers believe smaller companies offer more attractive value opportunities. The fund may invest up to 25% of its assets in securities of foreign issuers. The fund may engage in short sales. The fund also may invest in derivatives.

Legg Mason Partners Lifestyle Funds   39

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Partners Investors Value Fund	0.61%	Seeks long-term growth of capital. Current income is a secondary objective. The fund invests primarily in common stocks of established U.S. companies. The fund may also invest in other equity securities. To a lesser degree, the fund may invest in debt securities. The portfolio managers focus on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The fund may invest up to 20% of its assets in securities of foreign issuers either directly or through depositary receipts. The fund may invest in various types of fixed-income securities, including from time to time up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. High yield, lower quality securities are securities that are rated below investment grade by a recognized rating agency or unrated securities determined by the subadviser to be of equivalent quality. There is no limit on the amount of the fund’s assets that can be invested in convertible securities rated below investment grade. Certain of the fixed-income securities in which the fund may invest may be distressed debt securities. The fund may engage in short sales. The fund also may invest in derivatives.

Legg Mason Partners Large Cap Growth Fund	0.74%	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. Equity securities include U.S. exchange-traded and over-the-counter common stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may invest up to 10% of its assets in securities of foreign issuers directly or in the form of depositary receipts. The fund may engage in short sales. The fund also may invest in derivatives.

40   Legg Mason Partners Funds

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Partners Mid Cap Core Fund	0.82%	Seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium-sized companies. Medium-sized companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap 400 Index or the Russell Midcap Index, as defined from time to time. The fund may invest up to 25% of its assets in securities of foreign issuers both directly and through depositary receipts for those securities. While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 10% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. The fund may engage in short sales. The fund also may invest in derivatives.

Legg Mason Partners Small Cap Growth Fund	0.81%	Seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its total assets in equity securities of foreign issuers either directly or through depositary receipts. The fund may also invest to a limited extent in debt obligations of foreign issuers. The fund may invest in non-convertible bonds, notes and other debt securities. The fund also may invest in derivatives. The fund may engage in short sales.

Legg Mason Partners Lifestyle Funds   41

ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Partners U.S. Large Cap Equity Fund	0.80%[3]	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities of large capitalization companies or other investments with similar economic characteristics. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund may invest in a variety of equity securities, including common stocks, foreign securities, ETFs and REITs. The fund will have exposure to growth and value equities of large capitalization companies. The fund will seek to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years). The fund also may invest in derivatives.

Legg Mason Special Investment Trust, Inc.	0.79%	Seeks capital appreciation. The fund invests primarily in equity securities and securities convertible into equity securities. The adviser expects that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell Midcap Index or the Standard & Poor’s MidCap 400 Index, or in “special situations,” at the time of purchase. The fund may invest a portion of its assets in companies of any size. The fund may invest in “special situations” without regard to market capitalization. The adviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. The fund will not invest more than 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings in connection with an actual or potential bankruptcy. The fund may also invest in debt securities, including securities involved in special situations. The fund may invest up to 35% of its total assets in debt securities rated below investment grade, commonly known as “junk bonds” and unrated securities judged by the adviser to be below investment grade. The fund also may invest in derivatives.

42   Legg Mason Partners Funds

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Legg Mason Value Trust, Inc.	0.74%	Seeks long-term growth of capital. The fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities and, therefore, seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as “junk bonds” and unrated securities judged by the adviser to be below investment grade. The fund also may invest in derivatives.

Royce Total Return Fund	1.03%	Seeks both long-term growth of capital and current income. Royce invests the fund’s assets primarily in dividend-paying securities of small- and micro-capitalization companies. Of the more than 5,100 small- and micro-capitalization companies, more than 1,500 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-capitalization securities. Normally, the fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Royce Value Fund	1.05%	Seeks long-term growth of capital. The fund’s assets are primarily invested in the equity securities of small- and mid-capitalization companies, those with stock market capitalizations from $500 million to $5 billion, that the portfolio manager believes are trading significantly below its estimate of their current worth. The fund generally invests in securities of companies that the portfolio manager believes have excellent business strengths, high internal rates of return and low leverage. Normally, the fund invests at least 80% of its net assets in equity securities of such small- and/or mid-cap companies. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Legg Mason Partners Lifestyle Funds   43

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
International Equity

Legg Mason International Equity Trust	0.85%	Seeks maximum long-term total return. The adviser currently intends to invest substantially all of the fund’s assets in non-U.S. equity securities. The primary focus of the adviser is value added through stock selection, with a secondary focus on region and sector allocation. The fund may invest up to 35% of its total assets in securities of emerging market issuers. The fund is not limited in the amount of total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The fund also may invest in derivatives.

Legg Mason Partners International All Cap Opportunity Fund	0.94%	Seeks total return on its assets from growth of capital and income. The fund invests primarily in equity securities of foreign companies. The fund, under normal circumstances, will invest at least 80% of the value of its net assets in a diversified portfolio of equity securities and may invest up to 20% of the value of its net assets in bonds, notes and debt securities (including up to 10% of the value of its net assets in below investment grade securities or “junk bonds”). The portfolio managers emphasize individual security selection while diversifying the fund’s investments across regions and countries, which can help to reduce risk. While the portfolio managers select investments primarily for their capital appreciation potential, some investments will have an income component as well. Companies in which the fund invests may have large-, mid- or small-sized market capitalizations and may operate in any market sector. Depending on the portfolio managers’ assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets (including emerging markets) and types of issuers may vary. The fund may engage in short sales. The fund also may invest in derivatives.

44   Legg Mason Partners Funds

ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Emerging Market Equity

Legg Mason Emerging Markets Trust	1.25%[4]	Seeks long-term capital appreciation. The fund’s adviser, under normal circumstances, will invest substantially all of the fund’s net assets in equity securities and convertible securities of emerging market issuers. The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable. The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The fund also may invest in derivatives.

Legg Mason Partners Emerging Markets Equity Fund	1.18%	Seeks to provide long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies domiciled in, or whose securities are traded in the stock markets of, emerging market nations, as well as other securities whose values are based on such equity securities. The fund considers emerging market nations to include countries that, at the time the fund makes an investment, are categorized by the World Bank and its affiliates as “low income” or “middle income,” are included in the MSCI Emerging Markets Index or are believed by the portfolio manager to have similar emerging market characteristics. There are no limitations on the market capitalizations of the companies in which the fund may invest. Debt securities, other than convertible securities, must be rated investment grade when the fund purchases them or, if unrated, of comparable quality in the opinion of the portfolio manager. The fund may enter into forward currency transactions to buy or sell currencies at a future date.

Legg Mason Partners Lifestyle Funds   45

ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
High Yield Fixed-Income

Western Asset High Yield Portfolio	0.60%	Seeks to maximize total return, consistent with prudent investment management. Under normal market conditions, the fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed-income securities that are rated below investment grade at the time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) or are of a comparable quality as determined by the adviser. The fund will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or if unrated, is determined by the adviser to be of comparable quality). These securities are commonly known as “junk bonds” or “high yield securities.” The fund may invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities. The fund may also invest in derivatives.

U.S. Core Fixed-Income

Western Asset Absolute Return Portfolio	0.80%[5]	Seeks to maximize long-term total return. The fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the fund will invest at least 50% of its net assets in debt and fixed-income securities rated at least Baa or BBB at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the fund’s advisers). The fund may invest no more than 50% of its net assets in non-U.S. dollar denominated securities and no more than 25% of its net assets in un-hedged non-U.S. dollar denominated securities. The fund may invest no more than 25% of its net assets in non-U.S. dollar denominated securities rated below investment grade and no more than 25% of its net assets in non-U.S. issuers rated below investment grade. The fund also may invest in derivatives.

46   Legg Mason Partners Funds

	ESTIMATED
	EXPENSE	INVESTMENT OBJECTIVES AND PRINCIPAL
UNDERLYING FUND	RATIO[1,2]	INVESTMENT STRATEGIES
Western Asset Core Plus Bond Portfolio	0.44%	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years. The target average modified duration of the fund is expected to range within 30% of the duration of the domestic bond market as a whole as measured by the adviser. The fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its objective, the fund may invest in a variety of securities and instruments. The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of total assets in non-U.S. dollar denominated securities. The fund may invest up to 15% of its assets in securities rated below investment grade (i.e., not rated at least Baa/BBB by one or more NRSROs or unrated securities of comparable quality). The fund also may invest in derivatives.

[1]	As disclosed in each underlying fund’s most recent prospectus, semi-annual or annual shareholder report (net of extraordinary expenses).

[2]	Expense ratios are shown for investments in Class I shares or Class IS shares (if offered by the underlying fund) for underlying funds in the Legg Mason Partners family of funds and Institutional or Institutional Select Class of shares of the underlying funds in the Legg Mason, Royce and Western Asset families of funds.

[3]	Reflects a voluntary fee waiver/reimbursement for fees other than interest, brokerage, taxes and extraordinary expenses above 0.80% of net assets.

[4]	Reflects a voluntary fee waiver/reimbursement for fees other than interest, brokerage, taxes and extraordinary expenses above 1.25% of net assets.

[5]	Reflects a contractual fee waiver for fees above the level shown.

Legg Mason Partners Lifestyle Funds   47

Investment strategies and related risks

Each fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides additional information about the investment strategies that may be used by the funds.

Each fund’s investment objective and principal investment strategies may be changed by the Board without shareholder approval.

Portfolio turnover

An underlying fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading increases transaction costs, which could detract from an underlying fund’s and a fund’s performance.

Sovereign government and supranational debt

Certain of the underlying funds may invest in fixed-income securities of governmental issuers, including those in emerging markets. These sovereign debt securities may include:

•	Fixed-income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries

•	Fixed-income securities issued by government owned, controlled or sponsored entities located in emerging market countries

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between emerging market governments and financial institutions

•	Fixed-income securities issued by supranational entities such as the World Bank or the European Union. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks described above of foreign and emerging market investments as well as the risk of debt moratorium, repudiation or renegotiation, and an underlying fund may be unable to enforce its rights against the issuers.

Derivatives and hedging techniques

Most of the underlying funds may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The underlying funds may engage in a variety of transactions using derivatives, such as futures and options on U.S. and non-U.S. securities, securities indexes or currencies; options on these futures; forward currency contracts; and swaps, including interest rate, currency or credit default swaps. Derivatives may be used by the underlying funds for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the portfolio’s holdings

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For some underlying funds, to increase the underlying fund’s total return

A derivative contract will obligate or entitle an underlying fund to deliver or receive an asset or cash payment based on the changes in value of one or more securities, currencies or indexes.

An underlying fund may use derivatives to gain exposure to a security, issuer or market. An underlying fund may from time to time sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the underlying fund is obligated to pay the counterparty if the bond which is the subject of the credit default swap defaults or is subject to a specified credit event. As the seller, the underlying fund could be

48   Legg Mason Partners Funds

considered leveraged because, in addition to the investment exposure that it has on its assets, the underlying fund is subject to investment exposure on the notional amount of the swap.

Even a small investment in derivative contracts can have a significant impact on an underlying fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The underlying fund may not fully benefit from or may lose money on derivatives if changes in their values do not correspond as anticipated to changes in the values of the underlying fund’s holdings.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the underlying fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on the underlying fund. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make the underlying fund less liquid and harder to value, especially in declining markets.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

When an underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the underlying fund’s exposure to loss. The underlying fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the underlying fund’s derivative exposure. If such segregated assets represent a large portion of the underlying fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the underlying fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Fund rebalancings

From time to time, an underlying fund may experience relatively large redemptions or subscriptions due to a rebalancing of a fund’s investments. In the event of such redemptions or subscriptions, an underlying fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. In addition, another fund may be affected by such redemptions or subscriptions if it also holds shares of the same underlying fund.

Rebalancings may increase brokerage and/or other transaction costs of an underlying fund. In addition, when a fund owns a substantial portion of an underlying fund, a large redemption by the fund could cause that underlying fund’s expense ratio to increase and could result in the underlying fund becoming too small to be economically viable. Further, rebalancings could accelerate the realization of taxable capital gains in underlying funds subject to large redemptions if sales of securities result in capital gains.

The impact of rebalancings is likely to be greater when a fund owns, redeems or invests in a substantial portion of an underlying fund. The effects of rebalancings could adversely affect an underlying fund’s performance and, therefore, the performance of the fund.

The adviser of the underlying fund may take such actions as it deems appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with its obligations to the underlying fund. The funds’ subadviser will seek to cooperate with the adviser of an underlying fund in its efforts to minimize any such adverse impact on the underlying fund. Such actions may cause delay in the rebalancing of a fund’s investments in the event of significant market or other events that may require more rapid action.

Repurchase and reverse repurchase agreements

Many of the underlying funds may invest in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from an underlying fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A reverse repurchase agreement involves the sale of a security held by an underlying fund coupled with an agreement by the underlying fund to repurchase the security at a stated price, date and interest payment. An underlying fund will use the proceeds of a reverse repurchase agreement to purchase other

Legg Mason Partners Lifestyle Funds   49

securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell, maturing as of that time.

Short sales

Certain of the underlying funds may sell securities short from time to time. A short sale is a transaction in which the underlying fund sells securities it does not own in anticipation of a decline in the market price of the securities. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the underlying fund replaces the borrowed security, the underlying fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Lending of portfolio securities

Consistent with applicable regulatory requirements, an underlying fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the underlying fund’s board. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities.

By lending its portfolio securities, an underlying fund seeks to increase its income, after payment of fees and transactional expenses, by continuing to receive income on the loaned securities, as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser or other lending agent for an underlying fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

Non-publicly traded and illiquid securities

Most of the underlying funds may invest in non-publicly traded and illiquid securities. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, an underlying fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the underlying fund’s adviser believes it desirable to do so. Investments by an underlying fund in illiquid securities are subject to the risk that should the underlying fund desire to sell any of these securities when a ready buyer is not available at a price that the fund’s adviser deems representative of its value, the value of the underlying fund’s net assets could be adversely affected.

Defensive investing

Most of the underlying funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If an underlying fund takes a temporary defensive position, it (and the funds) may be unable to achieve their investment objective.

Changes in allocations

The underlying funds in which the funds may invest, and the percentage of assets allocated to each underlying fund, may be changed from time to time without prior notice to shareholders. Similarly, the Target Range between equity and fixed-income oriented funds may be adjusted from time to time without prior notice to shareholders. If the Target Allocation for investment in a particular underlying fund is exceeded or not met because of cash flows or changes in the market value of the shares of the underlying funds, the portfolio managers may, but are not required to, adjust a fund’s holdings.

Investment policies

Each fund’s investment policies generally may be changed by the Board without shareholder approval.

50   Legg Mason Partners Funds

Other investments

Each fund reserves the right in certain circumstances to invest directly in the types of investments held by the underlying funds, including equity securities, such as common and preferred stocks, securities convertible into common stocks, warrants and depositary receipts; and fixed-income securities, such as U.S. government securities, money market instruments, mortgage-related securities and repurchase agreements. These investments may include securities of non-U.S. issuers.

Each fund may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the over-the-counter market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

To the extent a fund invests directly in these instruments, it is subject to the same risks as an underlying fund when it invests in these instruments.

In addition to direct investments, each fund may invest in shares of ETFs which hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. As with other investments in shares of mutual funds, a fund holding shares of an ETF will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund’s own operations.

Other information

The funds may also use other strategies and invest (through the underlying funds) in other investments that are described, along with their risks, in the SAI. However, the funds might not use all of the strategies and techniques or invest (through the underlying funds) in all of the types of investments described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent a fund from achieving its investment objective.

Portfolio holdings

The funds’ policies and procedures with respect to the disclosure of their investments are described in the SAI.

Legg Mason Partners Lifestyle Funds   51

Management

Manager and subadviser

LMPFA is the funds’ investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds and manages the funds’ cash and short-term instruments. As of March 31, 2009, LMPFA’s total assets under management were approximately $169 billion.

Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”) provides the day-to-day portfolio management of the funds, except for management of cash and short-term instruments. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to provide asset allocation advisory services for the funds. As of March 31, 2009, LMGAA’s total assets under management were approximately $4.05 billion.

LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2009, Legg Mason’s asset management operation had aggregate assets under management of approximately $632.4 billion.

Portfolio managers

LMGAA utilizes a team management approach to manage the assets of the funds. Steven Bleiberg heads the management team and serves as LMGAA’s President and Chief Investment Officer. From 1991 to 2003, Mr. Bleiberg served as a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. From 2003 to 2006, he served as head of global investment strategy at Smith Barney Fund Management LLC (“SBFM”). Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy joined SBFM in 1998 and has 14 years of industry experience.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fees

The funds do not pay a management fee. For more information regarding the management fees of the underlying funds, please consult the SAI.

A discussion regarding the basis for the Board’s approval of each fund’s current management agreement and subadvisory agreement is available in the funds’ Annual Report for the fiscal year ended January 31, 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

Each fund has adopted a shareholder services and distribution plan for its Class A, B, C, FI and R shares. Under each plan, each fund pays distribution/service fees. For each fund, except Lifestyle Allocation 30% and Lifestyle Income Fund, the plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A and Class FI shares; up to 1.00% for Class B and Class C shares; and up to 0.50% for Class R shares. For Lifestyle Allocation 30% and Lifestyle Income Fund, the plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A and Class FI shares; up to 0.75% for Class B shares; up to 0.70% for Class C shares; and up to 0.50% for Class R shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares of each fund are not subject to any distribution/service fees.

In addition, the distributor, the manager and/or their affiliates may make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their past profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the funds, including your financial intermediary. The

52   Legg Mason Partners Funds

total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the funds to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Possible conflicts of interest

The funds’ Board and officers also serve in similar positions with many of the underlying Legg Mason Partners funds. In addition, there are possible conflicts of interest that could arise because the manager of the funds is affiliated with the managers of the underlying Legg Mason, Western Asset and Royce funds. Thus, if the interests of the funds and the underlying funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Board and officers of the funds fulfill their fiduciary duties to the funds and the underlying funds. The funds’ Board believes it has structured the funds to avoid these concerns. However, a situation could occur where proper action for the funds could be adverse to the interests of an underlying fund, or the reverse could occur. If such a possibility arises, the funds’ Board and officers, the affected underlying funds and LMPFA will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, limitations on aggregate investments in the underlying funds have been adopted by the funds to minimize this possibility and close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

Legg Mason Partners Lifestyle Funds   53

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A, B and C shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee tables and examples at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be more economical for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution/service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•	Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of a fund (each called a “Service Agent”)

•	Directly from a fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

54   Legg Mason Partners Funds

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

   INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT1

	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	n/a

Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	n/a

IRAs	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a

SIMPLE IRAs	None/None	None/None	None/None	n/a	n/a	n/a

Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a	n/a

Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None[2]	n/a3	None/None	None/None	None/None	None/None

Other Retirement Plans	None/None	None/None	None/None	n/a	n/a	n/a

Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	$1 million/None

[1]	Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and institutional investors — eligible investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]	Class A shares are not available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available.

[3]	Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class.

More information about the funds’ classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

Legg Mason Partners Lifestyle Funds   55

Comparing the funds’ classes

The following table compares key features of the funds’ classes. You should review the fee tables and examples for each fund at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Please contact your Service Agent regarding the availability of Class FI or Class R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

ANNUAL
			CONTINGENT	DISTRIBUTION
		INITIAL SALES	DEFERRED	AND/OR	EXCHANGE
	KEY FEATURES	CHARGE	SALES CHARGE	SERVICE FEES	PRIVILEGE[1]
Class A	•Initial sales charge •You may qualify for reduction or waiver of initial sales charge •Generally lower annual expenses than Class B and Class C	Up to 5.75% (for Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%); up to 4.25% (for Allocation 30% and Lifestyle Income Fund); reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor

Class B	•No initial sales charge •Contingent deferred sales charge declines over time •Converts to Class A after approximately 8 years •Generally higher annual expenses than Class A	None	Up to 5.00% charged when you redeem shares (for Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%); up to 4.50% charged when you redeem shares (for Allocation 30% and Lifestyle Income Fund). This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets (for Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%); 0.75% of average daily net assets (for Allocation 30% and Lifestyle Income Fund)	Class B shares of funds sold by the distributor

Class C	•No initial sales charge •Contingent deferred sales charge for only 1 year •Does not convert to Class A •Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets (for Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%); 0.70% of average daily net assets (for Allocation 30% and Lifestyle Income Fund)	Class C shares of funds sold by the distributor

56   Legg Mason Partners Funds

ANNUAL
			CONTINGENT	DISTRIBUTION
		INITIAL SALES	DEFERRED	AND/OR	EXCHANGE
	KEY FEATURES	CHARGE	SALES CHARGE	SERVICE FEES	PRIVILEGE[1]
Class FI	•No initial or contingent deferred sales charge •Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor

Class R	•No initial or contingent deferred sales charge •Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor

Class I	•No initial or contingent deferred sales charge •Only offered to institutional and other eligible investors •Generally lower annual expenses than the other classes	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Legg Mason Partners Lifestyle Funds   57

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

	ALLOCATION 100%, ALLOCATION
	85%, ALLOCATION 70% AND			ALLOCATION 30% AND
	ALLOCATION 50%			LIFESTYLE INCOME FUND
		SALES	BROKER/		SALES	BROKER/
	SALES	CHARGE	DEALER	SALES	CHARGE	DEALER
	CHARGE	AS %	COMMISSION	CHARGE	AS %	COMMISSION
	AS % OF	OF NET	AS % OF	AS % OF	OF NET	AS % OF
AMOUNT OF	OFFERING	AMOUNT	OFFERING	OFFERING	AMOUNT	OFFERING
INVESTMENT	PRICE	INVESTED	PRICE	PRICE	INVESTED	PRICE
Less than $25,000	5.75	6.10	5.00	4.25	4.44	4.00

$25,000 but less than $50,000	5.00	5.26	4.25	4.25	4.44	4.00

$50,000 but less than $100,000	4.50	4.71	3.75	4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	2.75	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20	1.50	1.52	1.20

$1 million or more[1]	-0-	-0-	up to 1.00	-0-	-0-	up to 1.00

[1]	The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege — allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

• you; or

• your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

58   Legg Mason Partners Funds

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•	Letter of Intent — allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

• you; or

• your spouse, and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge for:
Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%	5.00%	4.00%	3.00%	2.00%	1.00%	0%

Allocation 30% and Lifestyle Income Fund	4.50%	4.00%	3.00%	2.00%	1.00%	0%

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. The funds (except for Lifestyle Allocation 30% and Lifestyle Income Fund) pay a distribution/service fee of up to 1.00% of such fund’s average daily

Legg Mason Partners Lifestyle Funds   59

net assets represented by Class B shares. Lifestyle Allocation 30% and Lifestyle Income Fund pay a distribution/service fee of up to 0.75% of such fund’s average daily net assets represented by Class B shares. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED:
	SHARES ISSUED:	UPON
	ON	EXCHANGE FROM
	REINVESTMENT OF	ANOTHER
	DIVIDENDS AND	LEGG MASON
SHARES ISSUED: AT INITIAL PURCHASE	DISTRIBUTIONS	PARTNERS FUND
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of your purchase payment, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 1.00% (in the case of Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%) or 0.75% (in the case of Allocation 30% and Lifestyle Income Fund) of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% (in the case of Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%) and up to 0.70% (in the case of Allocation 30% and Lifestyle Income Fund) of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% (in the case of Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%) or up to 0.70% (in the case of Allocation 30% and Lifestyle Income Fund) of the average daily net assets represented by the Class C shares serviced by them.

Class FI and Class R shares

You buy Class FI and Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive a distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them, and up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution/service fees.

60   Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of a fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Legg Mason Partners Lifestyle Funds   61

Retirement and institutional investors — eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of a fund can generally choose among four classes of shares: Class C, Class FI, Class R and Class I shares.

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of a fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Although Retirement Plans with omnibus accounts held on the books of a fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

Other Retirement Plans can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to a fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in a fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to a fund.

Class A and Class B — Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of a fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible to purchase Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares

•	Fund shares are held on the books of a fund through an omnibus account

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with a fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that purchased shares at net asset value prior to November 20, 2006, LMIS may continue to pay Service Agents

62   Legg Mason Partners Funds

commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of a fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI

Class FI shares are offered only to investors who invest in a fund through certain financial intermediaries and Retirement Plan programs. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them starting immediately after purchase.

Class R

Class R shares are offered only to Retirement Plans with accounts held on the books of a fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them starting immediately after purchase.

Class I

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS.

In addition to Institutional Investors, the following individuals may purchase Class I shares: 1) current employees of Legg Mason or its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service/distribution-related fees than otherwise would have been charged. The funds are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to each of Class A, Class B, Class C, Class FI, Class R and Class I shares, as applicable, the funds may pay a fee for recordkeeping services performed for the share class.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally	You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The funds generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the funds. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the funds.

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the funds	Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the funds at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

Specify the name of the fund, the share class you wish to purchase and your account number (if existing account).

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan	You may authorize your Service Agent or the transfer agent, through Funds Investor Services or Institutional Shareholder Services, to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy — Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of a fund for the same class of shares of certain other funds sold by the distributor.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

• If you bought shares directly from a fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) to learn which funds are available to you for exchanges

• You may exchange shares of a fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of a fund for shares of another fund that offers Exchange A shares, you may exchange your Class A shares only for Exchange A shares of the other fund

• Not all funds offer all classes

• Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

• Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account

• Always be sure to read the prospectus of the fund into which you are exchanging shares

• Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made

• If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

Investment minimums, sales charges and other requirements	• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

• You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

• The funds may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with a fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between

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8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the address specified in “Redeeming shares” below.

Through a systematic exchange plan	You may be permitted to schedule automatic exchanges of shares of a fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy — Investment minimums”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Redeeming shares

Generally	Contact your Service Agent or, if you hold shares directly with a fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the funds. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption Proceeds	Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail	Contact your Service Agent, or if you hold shares directly with a fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Your written request must provide the following:

• The fund name, the class of shares to be redeemed and your account number

• The dollar amount or number of shares to be redeemed

• Signatures of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with a fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

If you hold shares directly with a fund, redemptions of shares may be made by telephone on any day the NYSE is open for business.

Your redemption proceeds can be sent by check to your address of record, or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

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Automatic cash withdrawal plans	You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

• You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds nor their agents will bear any liability for executing any such transaction.

Each fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for a fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the funds reserve the right to ask you to bring your account up to the applicable minimum investment amount as determined by

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your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, a fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, each fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds also could be affected. The underlying funds in which the funds invest are also subject to the effects of frequent purchases and redemptions of underlying fund shares, which can increase expenses of the underlying funds and, therefore, potentially the expenses of the funds.

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board of the funds has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the funds may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the funds or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares.

Under the funds’ policies and procedures, the funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the funds sold by the distributor if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all such funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the funds altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program

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for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The funds’ ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the funds’ service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The funds’ policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the funds have adopted policies and procedures to prevent the selective release of information about the funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if a fund is unable to detect and deter trading abuses, the fund’s performance and its long-term shareholders may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the funds may not apply their policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the funds will no longer be issued. If you currently hold share certificates of any of the funds, such certificates will continue to be honored. If you would like to return your share certificates to the funds and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the funds hold a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

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Dividends, distributions and taxes

Dividends and distributions

Annual distributions of capital gains normally take place at the end of the year in which the gains are realized or the beginning of the next year.

The funds normally pay dividends and distribute capital gains, if any, as follows:

	INCOME DIVIDEND	CAPITAL GAIN
FUND	DISTRIBUTIONS	DISTRIBUTIONS
Lifestyle Allocation 100%	Annually	Annually

Lifestyle Allocation 85%	Annually	Annually

Lifestyle Allocation 70%	Annually	Annually

Lifestyle Allocation 50%	Quarterly	Annually

Lifestyle Allocation 30%	Quarterly	Annually

Lifestyle Income Fund	Monthly	Annually

A fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION	FEDERAL TAX STATUS
Redemptions or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income; potentially taxable at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by a fund. Qualified dividend income generally consists of dividends from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies such as the underlying funds) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment. If a fund receives any qualified dividend income, then distributions of such income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. A dividend declared by a fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

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After the end of the year, your Service Agent or a fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, your fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide your fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at a current rate of 28% on your distributions, dividends and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

The above discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.

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Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the NYSE is open. This calculation is based on the net asset value of the underlying funds, along with the value of any direct investments. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). If the NYSE closes early, each fund and each underlying fund calculates its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value each fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of a fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the funds to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

Investments in underlying funds are valued at the net asset value per share of the class of the underlying fund held by a fund as determined on each business day. The prospectuses for the underlying funds describe how an underlying fund values its securities, the circumstances under which the underlying funds will use fair value pricing and the effects of fair value pricing. The following generally describes how underlying funds in the Legg Mason funds complex value their securities.

For equity securities and certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by an underlying fund’s board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by an underlying fund’s board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indexes, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

An underlying fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed-income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When an underlying fund holds securities or other assets that are denominated in a foreign currency, that underlying fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by an underlying fund’s board. Because an underlying fund may invest in securities of issuers located in emerging markets, small cap stocks and securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — that underlying fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. An underlying fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which that underlying fund’s net asset value is calculated. The underlying funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that the fund could expect to receive for these securities.

Valuing securities at fair value involves greater reliance on judgment than valuing securities based on readily available market quotations. An underlying fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith

74   Legg Mason Partners Funds

that an underlying fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that an underlying fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its net asset value. Therefore, investors who purchase or redeem underlying fund shares on days when that fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the underlying fund had not fair-valued the security or had used a different methodology. The prospectuses for the underlying funds explain the circumstances under which the underlying funds will use fair value pricing and the effect of fair value pricing.

The underlying funds may invest in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of an underlying fund’s shares may change on days when investors will not be able to purchase or redeem a fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Lifestyle Funds   75

Financial highlights

The financial highlights tables are intended to help you understand the performance of each fund’s classes for the past five years (or since inception of that class). No financial highlights are provided for Class FI or Class R shares since no Class FI or Class R shares were outstanding for the fiscal year ended January 31, 2009. No financial highlights are provided for Class I shares of Lifestyle Allocation 30% and Lifestyle Income Fund since no Class I shares were outstanding for the fiscal year ended January 31, 2009. The returns for Class FI, Class R and Class I shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the funds’ and the predecessor funds’ financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in the Annual Report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the funds’ predecessors.

Legg Mason Partners Lifestyle Allocation 100%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
   YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES[1]	2009	2008[2]	2007[2,3]
NET ASSET VALUE, BEGINNING OF YEAR	$10.61	$11.50	$11.40

Income (loss) from operations:

Net investment income (loss)[4]	0.06	0.13	(0.00)[5]

Net realized and unrealized gain (loss)	(4.44)	(0.93)	0.10

Total income (loss) from operations	(4.38)	(0.80)	0.10

Less distributions from:

Net investment income	(0.00)[5]	(0.07)	—

Net realized gains	(0.24)	(0.02)	—

Total distributions	(0.24)	(0.09)	—

NET ASSET VALUE, END OF YEAR	$5.99	$10.61	$11.50

Total return[6]	(42.19)%	(6.97)%	0.88%

NET ASSETS, END OF YEAR (000s)	$37,263	$33,051	$428

Ratios to average net assets:

Gross expenses[7]	1.06%	1.34%[8]	116.13%[9]

Net expenses[7,10,11]	0.76 [12]	0.80 [8,12]	0.80 [9]

Net investment income (loss)	0.67	1.16	(0.22)[9]

Portfolio turnover rate	38%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	For the period December 29, 2006 (inception date) to January 31, 2007.

[4]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[5]	Amount represents less than $0.01 per share.

[6]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the underlying funds in which the fund invests.

[8]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]	Annualized.

[10]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

76   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Allocation 100%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
   YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS B SHARES[1]	2009	2008[2]	2007[2,3]
NET ASSET VALUE, BEGINNING OF YEAR	$10.60	$11.50	$11.40

Income (loss) from operations:

Net investment income (loss)[4]	(0.01)	0.03	(0.01)

Net realized and unrealized gain (loss)	(4.41)	(0.91)	0.11

Total income (loss) from operations	(4.42)	(0.88)	0.10

Less distributions from:

Net realized gains	(0.24)	(0.02)	—

Total distributions	(0.24)	(0.02)	—

NET ASSET VALUE, END OF YEAR	$5.94	$10.60	$11.50

Total return[5]	(42.63)%	(7.66)%	0.88%

NET ASSETS, END OF YEAR (000s)	$9,122	$8,339	$499

Ratios to average net assets:

Gross expenses[6]	2.15%	2.42%[7]	116.88%[8]

Net expenses[6,9,10]	1.53 [11]	1.55 [7,11]	1.55 [8]

Net investment income (loss)	(0.15)	0.30	(1.24)[8]

Portfolio turnover rate	38%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	For the period December 29, 2006 (inception date) to January 31, 2007.

[4]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]	Annualized.

[9]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.55% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Lifestyle Funds   77

Legg Mason Partners Lifestyle Allocation 100%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
   YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS C SHARES[1]	2009	2008[2]	2007[2,3]
NET ASSET VALUE, BEGINNING OF YEAR	$10.60	$11.50	$11.40

Income (loss) from operations:

Net investment loss[4]	(0.02)	(0.01)	(0.00)[5]

Net realized and unrealized gain (loss)	(4.40)	(0.87)	0.10

Total income (loss) from operations	(4.42)	(0.88)	0.10

Less distributions from:

Net realized gains	(0.24)	(0.02)	—

Total distributions	(0.24)	(0.02)	—

NET ASSET VALUE, END OF YEAR	$5.94	$10.60	$11.50

Total return[6]	(42.63)%	(7.66)%	0.88%

NET ASSETS, END OF YEAR (000s)	$4,538	$8,477	$895

Ratios to average net assets:

Gross expenses[7]	1.35%	1.96%[8]	116.88%[9]

Net expenses[7,10,11]	1.35 [12]	1.54 [8,12]	1.55 [9]

Net investment loss	(0.21)	(0.08)	(0.42)[9]

Portfolio turnover rate	38%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	For the period December 29, 2006 (inception date) to January 31, 2007.

[4]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[5]	Amount represents less than $0.01 per share.

[6]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the underlying funds in which the fund invests.

[8]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]	Annualized.

[10]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.55% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

78   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Allocation 100%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
   YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$6.00

Income (loss) from operations:

Net investment income[3]	0.07

Net realized and unrealized loss	(0.08)

Total loss from operations	(0.01)

NET ASSET VALUE, END OF PERIOD	$5.99

Total return[4]	(0.17)%

NET ASSETS, END OF PERIOD (000s)	$113

Ratios to average net assets:

Gross expenses[5,6]	0.90%

Net expenses[5,6,7,8,9]	0.49

Net investment income[6]	6.80

Portfolio turnover rate	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 3, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 0.55% until at least May 1, 2009.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Lifestyle Funds   79

Legg Mason Partners Lifestyle Allocation 85%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

CLASS A SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$15.00	$16.52	$15.36	$13.80	$13.31

Income (loss) from operations:

Net investment income (loss)[3]	0.20	0.23	0.06	(0.00)[4]	(0.01)

Net realized and unrealized gain (loss)	(5.57)	(0.89)	1.14	1.56	0.50

Total income (loss) from operations	(5.37)	(0.66)	1.20	1.56	0.49

Less distributions from:

Net investment income	(0.18)	(0.20)	(0.04)	—	—

Net realized gains	(1.19)	(0.66)	—	—	—

Total distributions	(1.37)	(0.86)	(0.04)	—	—

NET ASSET VALUE, END OF YEAR	$8.26	$15.00	$16.52	$15.36	$13.80

Total return[5]	(37.58)%	(4.41)%	7.82%	11.30%	3.68%

NET ASSETS, END OF YEAR (000s)	$317,256	$492,744	$491,940	$464,856	$415,122

Ratios to average net assets:

Gross expenses[6]	0.79%	0.85%[7]	0.90%[8]	1.03%	1.00%

Net expenses[6,9,10]	0.73 [11]	0.78 [7,11]	0.81 [8]	0.80	0.79

Net investment income (loss)	1.64	1.37	0.37	(0.01)	(0.04)

Portfolio turnover rate	41%	15%	79%	47%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Amount represents less than $0.01 per share.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.77%, respectively.

[9]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

80   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Allocation 85%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

CLASS B SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$14.32	$15.80	$14.76	$13.36	$12.99

Income (loss) from operations:

Net investment income (loss)[3]	0.09	0.09	(0.06)	(0.11)	(0.10)

Net realized and unrealized gain (loss)	(5.28)	(0.82)	1.10	1.51	0.47

Total income (loss) from operations	(5.19)	(0.73)	1.04	1.40	0.37

Less distributions from:

Net investment income	(0.11)	(0.09)	—	—	—

Net realized gains	(1.19)	(0.66)	—	—	—

Total distributions	(1.30)	(0.75)	—	—	—

NET ASSET VALUE, END OF YEAR	$7.83	$14.32	$15.80	$14.76	$13.36

Total return[4]	(38.07)%	(5.06)%	7.05%	10.48%	2.85%

NET ASSETS, END OF YEAR (000s)	$70,232	$127,665	$159,423	$200,934	$234,734

Ratios to average net assets:

Gross expenses[5]	1.63%	1.67%[6]	1.67%[7]	1.81%	1.79%

Net expenses[5,8,9]	1.52 [10]	1.51 [6,10]	1.53 [7]	1.55	1.54

Net investment income (loss)	0.79	0.55	(0.39)	(0.78)	(0.82)

Portfolio turnover rate	41%	15%	79%	47%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.63% and 1.49%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.55% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Lifestyle Funds   81

Legg Mason Partners Lifestyle Allocation 85%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

CLASS C SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$14.46	$15.94	$14.87	$13.44	$13.04
Income (loss) from operations:

Net investment income (loss)[3]	0.13	0.12	(0.03)	(0.08)	(0.08)

Net realized and unrealized gain (loss)	(5.34)	(0.82)	1.10	1.51	0.48

Total income (loss) from operations	(5.21)	(0.70)	1.07	1.43	0.40

Less distributions from:
Net investment income	(0.14)	(0.12)	—	—	—

Net realized gains	(1.19)	(0.66)	—	—	—

Total distributions	(1.33)	(0.78)	—	—	—

NET ASSET VALUE, END OF YEAR	$7.92	$14.46	$15.94	$14.87	$13.44

Total return[4]	(37.85)%	(4.82)%	7.20%	10.64%	3.07%

NET ASSETS, END OF YEAR (000s)	$11,147	$23,879	$29,079	$36,142	$42,829

Ratios to average net assets:

Gross expenses[5]	1.15%	1.29%[6]	1.37%[7]	1.39%	1.38%

Net expenses[5,8]	1.15 [9]	1.29 [6,9]	1.34 [7,10]	1.39	1.36 [10]

Net investment income (loss)	1.08	0.75	(0.19)	(0.61)	(0.63)

Portfolio turnover rate	41%	15%	79%	47%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.30%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.55% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]	Reflects fee waivers and/or expense reimbursements.

82   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Allocation 85%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
   YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$8.82

Income (loss) from operations:

Net investment income[3]	0.09

Net realized and unrealized loss	(0.47)

Total loss from operations	(0.38)

Less distributions from:

Net investment income	(0.18)

Total distributions	(0.18)

NET ASSET VALUE, END OF PERIOD	$8.26

Total return[4]	(4.37)%

NET ASSETS, END OF PERIOD (000s)	$1

Ratios to average net assets:

Gross expenses[5,6]	5.84%

Net expenses[5,6,7,8,9]	0.53

Net investment income[6]	8.99

Portfolio turnover rate	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 16, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	As a result of a contractual expense limitation the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 0.55% until at least May 1, 2009.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Lifestyle Funds   83

Legg Mason Partners Lifestyle Allocation 70%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
   YEAR ENDED JANUARY 31:

CLASS A SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.96	$13.52	$12.73	$11.89	$11.66

Income (loss) from operations:

Net investment income[3]	0.27	0.32	0.18	0.13	0.13

Net realized and unrealized gain (loss)	(4.59)	(0.59)	0.81	0.84	0.27

Total income (loss) from operations	(4.32)	(0.27)	0.99	0.97	0.40

Less distributions from:

Net investment income	(0.29)	(0.29)	(0.20)	(0.13)	(0.17)

Total distributions	(0.29)	(0.29)	(0.20)	(0.13)	(0.17)

NET ASSET VALUE, END OF YEAR	$8.35	$12.96	$13.52	$12.73	$11.89

Total return[4]	(33.50)%	(2.10)%	7.77%	8.14%	3.40%

NET ASSETS, END OF YEAR (000s)	$270,592	$413,780	$411,242	$393,641	$363,251

Ratios to average net assets:

Gross expenses[5]	0.64%	0.76%[6]	0.81%[7]	0.86%	0.87%

Net expenses[5,8,9]	0.64 [10]	0.75 [6,10]	0.79 [7]	0.80	0.78

Net investment income	2.43	2.33	1.44	1.04	1.16

Portfolio turnover rate	31%	16%	92%	50%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.75%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

84   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Allocation 70%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
   YEAR ENDED JANUARY 31:

CLASS B SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$13.12	$13.67	$12.87	$12.02	$11.77

Income (loss) from operations:

Net investment income[3]	0.18	0.20	0.08	0.03	0.04

Net realized and unrealized gain (loss)	(4.63)	(0.57)	0.81	0.85	0.26

Total income (loss) from operations	(4.45)	(0.37)	0.89	0.88	0.30

Less distributions from:

Net investment income	(0.21)	(0.18)	(0.09)	(0.03)	(0.05)

Total distributions	(0.21)	(0.18)	(0.09)	(0.03)	(0.05)

NET ASSET VALUE, END OF YEAR	$8.46	$13.12	$13.67	$12.87	$12.02

Total return[4]	(34.06)%	(2.78)%	6.92%	7.32%	2.58%

NET ASSETS, END OF YEAR (000s)	$59,592	$107,908	$137,020	$184,791	$230,727

Ratios to average net assets:

Gross expenses[5]	1.47%	1.57%[6]	1.60%[7]	1.65%	1.63%

Net expenses[5,8,9]	1.46 [10]	1.51 [6,10]	1.54 [7]	1.55	1.54

Net investment income	1.54	1.46	0.64	0.27	0.36

Portfolio turnover rate	31%	16%	92%	50%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.56% and 1.51%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.55% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Lifestyle Funds   85

Legg Mason Partners Lifestyle Allocation 70%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
   YEAR ENDED JANUARY 31:

CLASS C SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$13.12	$13.69	$12.89	$12.03	$11.78

Income (loss) from operations:

Net investment income[3]	0.22	0.24	0.11	0.05	0.06

Net realized and unrealized gain (loss)	(4.63)	(0.60)	0.81	0.86	0.27

Total income (loss) from operations	(4.41)	(0.36)	0.92	0.91	0.33

Less distributions from:

Net investment income	(0.24)	(0.21)	(0.12)	(0.05)	(0.08)

Total distributions	(0.24)	(0.21)	(0.12)	(0.05)	(0.08)

NET ASSET VALUE, END OF YEAR	$8.47	$13.12	$13.69	$12.89	$12.03

Total return[4]	(33.76)%	(2.68)%	7.15%	7.54%	2.79%

NET ASSETS, END OF YEAR (000s)	$15,232	$28,324	$29,502	$35,251	$43,269

Ratios to average net assets:

Gross expenses[5]	1.11%	1.30%[6]	1.35%[7]	1.38%	1.38%

Net expenses[5,8]	1.11 [9]	1.30 [6,9]	1.32 [7,10]	1.38	1.37 [10]

Net investment income	1.88	1.74	0.88	0.45	0.55

Portfolio turnover rate	31%	16%	92%	50%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.29%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.55% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]	Reflects fee waivers and/or expense reimbursements.

86   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Allocation 70%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
   YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.94	$14.26

Income (loss) from operations:

Net investment income[3]	0.29	0.23

Net realized and unrealized loss	(4.60)	(1.22)

Total loss from operations	(4.31)	(0.99)

Less distributions from:

Net investment income	(0.30)	(0.33)

Total distributions	(0.30)	(0.33)

NET ASSET VALUE, END OF YEAR	$8.33	$12.94

Total return[4]	(33.47)%	(7.05)%

NET ASSETS, END OF YEAR (000s)	$25	$28

Ratios to average net assets:

Gross expenses[5]	0.93%	0.66%[6,7]

Net expenses[5,8,9,10]	0.55	0.46 [6,7]

Net investment income	2.63	5.15 [6]

Portfolio turnover rate	31%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 2, 2007 (inception date) to January 31, 2008.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	Annualized.

[7]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 0.55% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Lifestyle Funds   87

Legg Mason Partners Lifestyle Allocation 50%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
   YEAR ENDED JANUARY 31:

CLASS A SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.10	$12.90	$12.26	$11.95	$11.77

Income (loss) from operations:

Net investment income[3]	0.37	0.41	0.29	0.22	0.24

Net realized and unrealized gain (loss)	(3.57)	(0.45)	0.66	0.31	0.17

Total income (loss) from operations	(3.20)	(0.04)	0.95	0.53	0.41

Less distributions from:

Net investment income	(0.34)	(0.39)	(0.31)	(0.22)	(0.23)

Net realized gains	(0.36)	(0.37)	—	—	—

Total distributions	(0.70)	(0.76)	(0.31)	(0.22)	(0.23)

NET ASSET VALUE, END OF YEAR	$8.20	$12.10	$12.90	$12.26	$11.95

Total return[4]	(27.69)%	(0.48)%	7.85%	4.49%	3.51%

NET ASSETS, END OF YEAR (000s)	$172,244	$249,747	$245,674	$235,924	$226,769

Ratios to average net assets:

Gross expenses[5]	0.56%	0.68%[6]	0.72%[7]	0.73%	0.73%

Net expenses[5,8]	0.56 [9]	0.68 [6,9]	0.70 [7,10]	0.73	0.72 [10]

Net investment income	3.57	3.19	2.37	1.86	2.02

Portfolio turnover rate	32%	19%	86%	45%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]	Reflects fee waivers and/or expense reimbursements.

88   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Allocation 50%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED JANUARY 31:

CLASS B SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.40	$13.20	$12.54	$12.21	$12.03

Income (loss) from operations:

Net investment income[3]	0.29	0.30	0.19	0.13	0.14

Net realized and unrealized gain (loss)	(3.67)	(0.45)	0.68	0.32	0.18

Total income (loss) from operations	(3.38)	(0.15)	0.87	0.45	0.32

Less distributions from:

Net investment income	(0.25)	(0.28)	(0.21)	(0.12)	(0.14)

Net realized gains	(0.36)	(0.37)	—	—	—

Total distributions	(0.61)	(0.65)	(0.21)	(0.12)	(0.14)

NET ASSET VALUE, END OF YEAR	$8.41	$12.40	$13.20	$12.54	$12.21

Total return[4]	(28.35)%	(1.27)%	7.00%	3.71%	2.64%

NET ASSETS, END OF YEAR (000s)	$36,012	$60,243	$75,776	$108,455	$135,612

Ratios to average net assets:

Gross expenses[5]	1.40%	1.52%[6]	1.52%[7]	1.52%	1.52%

Net expenses[5,8]	1.40 [9]	1.51 [6,9,10]	1.48 [7,10]	1.52	1.51 [10]

Net investment income	2.67	2.29	1.53	1.03	1.19

Portfolio turnover rate	32%	19%	86%	45%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.46%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.55% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Lifestyle Funds   89

Legg Mason Partners Lifestyle Allocation 50%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
   ENDED JANUARY 31:

CLASS C SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.43	$13.23	$12.57	$12.23	$12.05

Income (loss) from operations:

Net investment income[3]	0.31	0.33	0.22	0.15	0.16

Net realized and unrealized gain (loss)	(3.67)	(0.45)	0.67	0.33	0.17

Total income (loss) from operations	(3.36)	(0.12)	0.89	0.48	0.33

Less distributions from:

Net investment income	(0.27)	(0.31)	(0.23)	(0.14)	(0.15)

Net realized gains	(0.36)	(0.37)	—	—	—

Total distributions	(0.63)	(0.68)	(0.23)	(0.14)	(0.15)

NET ASSET VALUE, END OF YEAR	$8.44	$12.43	$13.23	$12.57	$12.23

Total return[4]	(28.09)%	(1.07)%	7.15%	3.93%	2.74%

NET ASSETS, END OF YEAR (000s)	$12,103	$23,946	$26,921	$33,608	$39,570

Ratios to average net assets:

Gross expenses[5]	1.14%	1.29%[6]	1.34%[7]	1.36%	1.41%

Net expenses[5,8]	1.14 [9]	1.29 [6,9]	1.31 [7,10]	1.36	1.40 [10]

Net investment income	2.84	2.52	1.73	1.21	1.32

Portfolio turnover rate	32%	19%	86%	45%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.31% and 1.28%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.55% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]	Reflects fee waivers and/or expense reimbursements.

90   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Allocation 50%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
   ENDED JANUARY 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.11	$12.05

Income (loss) from operations:

Net investment income[3]	0.43	0.00	[4]

Net realized and unrealized gain (loss)	(3.60)	0.06

Total income (loss) from operations	(3.17)	0.06

Less distributions from:

Net investment income	(0.38)	—

Net realized gains	(0.36)	—

Total distributions	(0.74)	—

NET ASSET VALUE, END OF YEAR	$8.20	$12.11

Total return[5]	(27.43)%	0.50%

NET ASSETS, END OF YEAR (000s)	$589	$710

Ratios to average net assets:

Gross expenses[6]	0.10%	0.20%[7,8]

Net expenses[6,9,10]	0.10 [11]	0.20	[7,8]

Net investment income	4.16	1.93	[8]

Portfolio turnover rate	32%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 29, 2008 (inception date) to January 31, 2008.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Amount represents less than $0.01 per share.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]	Annualized.

[9]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 0.55% until at least May 1, 2009.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[11]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Lifestyle Funds   91

Legg Mason Partners Lifestyle Allocation 30%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
   ENDED JANUARY 31:

CLASS A SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.44	$11.81	$11.48	$11.46	$11.35

Income (loss) from operations:

Net investment income[3]	0.47	0.49	0.37	0.33	0.35

Net realized and unrealized gain (loss)	(3.01)	(0.38)	0.34	0.02	0.09 [4]

Total income (loss) from operations	(2.54)	0.11	0.71	0.35	0.44

Less distributions from:

Net investment income	(0.50)	(0.48)	(0.38)	(0.33)	(0.33)

Total distributions	(0.50)	(0.48)	(0.38)	(0.33)	(0.33)

NET ASSET VALUE, END OF YEAR	$8.40	$11.44	$11.81	$11.48	$11.46

Total return[5]	(22.69)%	0.84%	6.31%	3.13%	3.98%[4]

NET ASSETS, END OF YEAR (000s)	$63,539	$85,817	$80,005	$75,890	$72,141

Ratios to average net assets:

Gross expenses[6]	0.62%	0.75%[7]	0.75%[8]	0.75%	0.73%

Net expenses[6,9]	0.62 [10,11]	0.73 [7,10,11]	0.73 [8,11]	0.75	0.72 [11]

Net investment income	4.63	4.17	3.23	2.87	3.13

Portfolio turnover rate	37%	17%	92%	56%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Includes unrealized gain on investments not meeting the fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.06 and 3.71%, respectively.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.72% and 0.71%, respectively.

[9]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[11]	Reflects fee waivers and/or expense reimbursements.

92   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Allocation 30%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
   ENDED JANUARY 31:

CLASS B SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.62	$11.98	$11.65	$11.62	$11.50

Income (loss) from operations:

Net investment income[3]	0.42	0.42	0.31	0.27	0.29

Net realized and unrealized gain (loss)	(3.06)	(0.37)	0.34	0.03	0.10 [4]

Total income (loss) from operations	(2.64)	0.05	0.65	0.30	0.39

Less distributions from:

Net investment income	(0.44)	(0.41)	(0.32)	(0.27)	(0.27)

Total distributions	(0.44)	(0.41)	(0.32)	(0.27)	(0.27)

NET ASSET VALUE, END OF YEAR	$8.54	$11.62	$11.98	$11.65	$11.62

Total return[5]	(23.11)%	0.37%	5.65%	2.62%	3.47%[4]

NET ASSETS, END OF YEAR (000s)	$11,881	$18,078	$22,559	$32,756	$39,253

Ratios to average net assets:

Gross expenses[6]	1.16%	1.33%[7]	1.28%[8]	1.28%	1.27%

Net expenses[6,9]	1.16 [10,11]	1.29 [7,10,11]	1.25 [8,11]	1.28	1.26 [11]

Net investment income	4.03	3.53	2.67	2.31	2.54

Portfolio turnover rate	37%	17%	92%	56%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Includes unrealized gain on investments not meeting the fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.07 and 3.11%, respectively.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.25% and 1.23%, respectively.

[9]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.30% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[11]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Lifestyle Funds   93

Legg Mason Partners Lifestyle Allocation 30%

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
   ENDED JANUARY 31:

CLASS C SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.60	$11.97	$11.63	$11.59	$11.48

Income (loss) from operations:

Net investment income[3]	0.43	0.44	0.32	0.28	0.30

Net realized and unrealized gain (loss)	(3.05)	(0.39)	0.34	0.04	0.09 [4]

Total income (loss) from operations	(2.62)	0.05	0.66	0.32	0.39

Less distributions from:

Net investment income	(0.46)	(0.42)	(0.32)	(0.28)	(0.28)

Total distributions	(0.46)	(0.42)	(0.32)	(0.28)	(0.28)

NET ASSET VALUE, END OF YEAR	$8.52	$11.60	$11.97	$11.63	$11.59

Total return[5]	(22.99)%	0.38%	5.80%	2.77%	3.42%[4]

NET ASSETS, END OF YEAR (000s)	$2,842	$5,412	$5,849	$7,303	$9,615

Ratios to average net assets:

Gross expenses[6]	0.97%	1.17%[7]	1.25%[8]	1.16%	1.22%

Net expenses[6,9]	0.97 [10]	1.17 [7,10]	1.22 [8,11]	1.16	1.22 [11]

Net investment income	4.11	3.68	2.72	2.42	2.61

Portfolio turnover rate	37%	17%	92%	56%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Includes unrealized gain on investments not meeting the fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.06 and 3.16%, respectively.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.22% and 1.20%, respectively.

[9]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.25% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[11]	Reflects fee waivers and/or expense reimbursements.

94   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Income Fund

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
   ENDED JANUARY 31:

CLASS A SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.95	$10.27	$10.19	$10.36	$10.34

Income (loss) from operations:

Net investment income[3]	0.49	0.54	0.48	0.43	0.41

Net realized and unrealized gain (loss)	(2.19)	(0.34)	0.09	(0.19)	0.02

Total income (loss) from operations	(1.70)	0.20	0.57	0.24	0.43

Less distributions from:

Net investment income	(0.46)	(0.52)	(0.49)	(0.41)	(0.41)

Total distributions	(0.46)	(0.52)	(0.49)	(0.41)	(0.41)

NET ASSET VALUE, END OF YEAR	$7.79	$9.95	$10.27	$10.19	$10.36

Total return[4]	(17.45)%	1.96%	5.75%	2.42%	4.26%

NET ASSETS, END OF YEAR (000s)	$23,811	$31,696	$34,371	$36,992	$33,291

Ratios to average net assets:

Gross expenses[5]	0.89%	1.11%[6]	0.86%[7]	0.82%	0.80%

Net expenses[5,8,9]	0.79 [10]	0.79 [6,10]	0.81 [7]	0.80	0.79

Net investment income	5.54	5.29	4.70	4.18	4.04

Portfolio turnover rate	29%	31%	76%	42%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.83% and 0.79%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Lifestyle Funds   95

Legg Mason Partners Lifestyle Income Fund

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
   ENDED JANUARY 31:

CLASS B SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.06	$10.38	$10.29	$10.45	$10.42

Income (loss) from operations:

Net investment income[3]	0.45	0.49	0.43	0.38	0.36

Net realized and unrealized gain (loss)	(2.21)	(0.34)	0.10	(0.18)	0.02

Total income (loss) from operations	(1.76)	0.15	0.53	0.20	0.38

Less distributions from:

Net investment income	(0.42)	(0.47)	(0.44)	(0.36)	(0.35)

Total distributions	(0.42)	(0.47)	(0.44)	(0.36)	(0.35)

NET ASSET VALUE, END OF YEAR	$7.88	$10.06	$10.38	$10.29	$10.45

Total return[4]	(17.84)%	1.43%	5.27%	1.97%	3.76%

NET ASSETS, END OF YEAR (000s)	$4,199	$6,854	$8,743	$12,992	$15,982

Ratios to average net assets:

Gross expenses[5]	1.50%	1.83%[6]	1.43%[7]	1.44%	1.36%

Net expenses[5,8,9]	1.27 [10]	1.29 [6,10]	1.29 [7]	1.30	1.29

Net investment income	4.92	4.74	4.22	3.63	3.49

Portfolio turnover rate	29%	31%	76%	42%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.27%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.30% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

96   Legg Mason Partners Funds

Legg Mason Partners Lifestyle Income Fund

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
   ENDED JANUARY 31:

CLASS C SHARES[1]	2009	2008[2]	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.05	$10.37	$10.28	$10.44	$10.41

Income (loss) from operations:
Net investment income[3]	0.46	0.50	0.44	0.38	0.37

Net realized and unrealized gain (loss)	(2.21)	(0.35)	0.09	(0.17)	0.02

Total income (loss) from operations	(1.75)	0.15	0.53	0.21	0.39

Less distributions from:

Net investment income	(0.43)	(0.47)	(0.44)	(0.37)	(0.36)

Total distributions	(0.43)	(0.47)	(0.44)	(0.37)	(0.36)

NET ASSET VALUE, END OF YEAR	$7.87	$10.05	$10.37	$10.28	$10.44

Total return[4]	(17.80)%	1.48%	5.32%	2.03%	3.81%

NET ASSETS, END OF YEAR (000s)	$817	$1,442	$1,775	$2,602	$3,207

Ratios to average net assets:

Gross expenses[5]	1.66%	1.86%[6]	1.49%[7]	1.50%	1.46%

Net expenses[5,8,9]	1.20 [10]	1.24 [6,10]	1.24 [7]	1.25	1.24

Net investment income	5.03	4.82	4.27	3.69	3.56

Portfolio turnover rate	29%	31%	76%	42%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.46% and 1.22%, respectively.

[8]	As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.25% until at least May 1, 2009. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Lifestyle Funds   97

Appendix A

The performance information below relates to underlying Legg Mason affiliated funds in which the funds may invest. The funds’ past investment performance, which is shown in each fund’s profile at the front of this prospectus, may reflect a different mix of underlying funds than the current mix. The percentage of a fund’s assets that may be invested in any particular underlying fund is limited. An underlying fund’s past performance is not necessarily an indication of how the underlying fund will perform in the future.

This performance information is presented for your information only, and is taken from each underlying fund’s prospectus with respect to such fund’s Class I or Class IS (or equivalent) shares.

   AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)

				SINCE	INCEPTION
	1 YEAR	5 YEARS	10 YEARS	INCEPTION	DATE[2]
Legg Mason American Leading Companies Trust	(49.02)%	(7.00)%	n/a	(4.01)%	06/14/01

Legg Mason Emerging Markets Trust	n/a	n/a	n/a	(45.52)%	08/29/08[1]

Legg Mason Growth Trust, Inc.	(60.02)%	n/a	n/a	(12.41)%	03/04/04

Legg Mason International Equity Trust	n/a	n/a	n/a	(33.81)%	08/04/08[1]

Legg Mason Opportunity Trust	(65.15)%	(13.20)%	n/a	(4.19)%	06/26/00

Legg Mason Partners Aggressive Growth Fund	n/a	n/a	n/a	(31.93)%	08/04/08[1]

Legg Mason Partners Appreciation Fund	n/a	n/a	n/a	(21.75)%	08/04/08[1]

Legg Mason Partners Capital and Income Fund	(35.37)%	(1.65)%	1.80%	n/a	02/07/96

Legg Mason Partners Capital Fund	(41.85)%	(4.18)%	2.85%	n/a	12/17/76

Legg Mason Partners Emerging Markets Equity Fund	(54.87)%	n/a	n/a	1.55%	01/03/05

Legg Mason Partners Fundamental Value Fund	n/a	n/a	n/a	(28.08)%	08/04/08[1]

Legg Mason Partners International All Cap Opportunity Fund	n/a	n/a	n/a	(31.15)%	08/04/08[1]

Legg Mason Partners Investors Value Fund	(35.23)%	(1.32)%	1.80%	n/a	05/29/58

Legg Mason Partners Large Cap Growth Fund	(36.98)%	(5.95)%	(1.59)%	n/a	10/15/97

Legg Mason Partners Mid Cap Core Fund	n/a	n/a	n/a	(29.46)%	08/04/08[1]

Legg Mason Partners Small Cap Growth Fund	n/a	n/a	n/a	(36.32)%	08/04/08[1]

Legg Mason Partners U.S. Large Cap Equity Fund	n/a	n/a	n/a	(32.82)%	04/30/08[1]

Legg Mason Special Investment Trust, Inc.	(53.75)%	(9.30)%	1.06%	n/a	12/01/94

Legg Mason Value Trust, Inc.	(54.61)%	(11.26)%	(3.25)%	n/a	12/01/94

Royce Total Return Fund	(31.09)%	0.65%	6.29%	n/a	12/15/93

Royce Value Fund	(34.02)%	4.23%	n/a	7.54%	06/14/01

Western Asset Absolute Return Portfolio	n/a	n/a	n/a	(11.47)%	08/04/08[1]

Western Asset Core Plus Bond Portfolio	n/a	n/a	n/a	(4.32)%	08/04/08[1]

Western Asset High Yield Portfolio	n/a	n/a	n/a	(27.16)%	08/04/08[1]

[1]	Returns are not annualized.

[2]	The inception date shown is the inception date of the class of shares of the underlying funds in which the funds may invest.

98   Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

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Legg Mason Partners Lifestyle Funds
Legg Mason Partners Lifestyle Allocation 100%
Legg Mason Partners Lifestyle Allocation 85%
Legg Mason Partners Lifestyle Allocation 70%
Legg Mason Partners Lifestyle Allocation 50%
Legg Mason Partners Lifestyle Allocation 30%
Legg Mason Partners Lifestyle Income Fund

You may visit the funds’ website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about each fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the funds at 55 Water St., New York, New York 10041.

Information about the funds (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor are offering to sell shares of a fund to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act
file no. 811-06444)

FD01083 05/09

Filed under Rule 497(c)
File No. 33-43446

May 31, 2009

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 100%
LEGG MASON PARTNERS LIFESTYLE ALLOCATION 85%
LEGG MASON PARTNERS LIFESTYLE ALLOCATION 70%
LEGG MASON PARTNERS LIFESTYLE ALLOCATION 50%
LEGG MASON PARTNERS LIFESTYLE ALLOCATION 30%
LEGG MASON PARTNERS LIFESTYLE INCOME FUND

55 Water Street
New York, New York 10041
800-822-5544

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus for Class A, Class B, Class C, Class FI, Class R and Class I shares of Legg Mason Partners Lifestyle Allocation 100%, (“Allocation 100%”), Legg Mason Partners Lifestyle Allocation 85% (“Allocation 85%”), Legg Mason Partners Lifestyle Allocation 70% (“Allocation 70%”), Legg Mason Partners Lifestyle Allocation 50% (“Allocation 50%”), Legg Mason Partners Lifestyle Allocation 30% (“Allocation 30%”) and Legg Mason Partners Lifestyle Income Fund (“Income Fund”) (individually, a “fund” and collectively, the “funds”), dated May 31, 2009, each as amended or supplemented from time to time and is incorporated by reference in its entirety into the prospectus. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each of the funds assumed the assets and liabilities of a predecessor fund with the same name. Certain historical information contained in this SAI for periods prior to April 16, 2007 is that of each fund’s predecessor. The funds are series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland business trust.

Each of the six funds offers different levels of potential return and involves different levels of risk. Each of the funds seeks to achieve its investment objective by investing in a number of open-end management investment companies or series thereof (“underlying funds”) for which Legg Mason Investment Services (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), now or in the future acts as principal underwriter or for which Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), or another affiliate of Legg Mason, now or in the future acts as investment manager.

Additional information about a fund’s investments is available in the funds’ annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The funds’ prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”), or by writing or calling the Trust at the address or telephone number set forth above. LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

1

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the prospectus or this SAI in connection with the offerings made by the prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the funds or their distributor. The prospectus and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

2

WHY INVEST IN THE FUNDS

The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The funds are designed to meet the needs of investors that prefer to have their asset allocation decisions made by professional money managers, that are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversification. The funds may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including individual retirement accounts (“IRAs”), 401(k) employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans and other corporate pension and savings plans.

Each of the funds invests in a select group of underlying funds suited to the fund’s particular investment objective. The allocation of assets among underlying funds within each fund’s portfolio is determined by the investment manager, LMPFA, and the subadviser, Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”), according to fundamental and quantitative analysis. Because the funds’ assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a fund’s portfolio investments among underlying funds. The funds are intended to provide a simple and conservative approach to helping investors meet retirement and other long-term goals.

Although they invest primarily in shares of other mutual funds, each fund may also invest directly in the types of securities held by the underlying funds, including common and preferred stocks, securities convertible into common stocks, warrants and depositary receipts and fixed-income securities, including U.S. government securities, money market instruments, mortgage-related securities and repurchase agreements. These investments may include securities of non-U.S. issuers.

The fund may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the over-the-counter market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

In addition to direct investments, each fund may invest in shares of a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“Exchange Traded Funds”). Exchange Traded Funds hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. As with other investments in shares of mutual funds, a fund holding shares of an Exchange Traded Fund will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of a fund’s own operations.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

Each fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, non-diversified management investment company.

The funds’ prospectus discusses each fund’s investment objective and policies. The following discussion supplements the description of each fund’s investment policies in its prospectus.

The prospectus also discusses the investment objectives of the funds and each of the underlying funds in which the funds may invest. In pursuing their investment objectives, each of the underlying funds is permitted to engage in a wide range of investment policies. Because the funds invest in the underlying funds, shareholders of each fund will be affected by these investment policies in direct proportion to the amount of assets each fund allocates to the underlying funds pursuing such policy. This section contains supplemental information concerning the types of securities and other instruments in which the underlying funds may invest (and repurchase agreements in which the funds and/or the underlying funds may invest), the investment policies and fund strategies the underlying funds may

3

utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the funds or the underlying funds will be achieved.

Principal Investment Strategies

Each fund may also invest directly in the types of securities held by the underlying funds and certain other instruments. See “Why Invest in the Funds.”

Allocation 100%.  The investment objective of this fund is capital appreciation. The fund is a fund of funds. The fund’s assets are allocated among certain Legg Mason-affiliated mutual funds, which are primarily equity funds. The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, those maturing in more than one year as well as all types of short-term and money market instruments). The fund’s target allocation is 100% in underlying funds that invest principally in equity securities, but there may be times when the subadviser chooses to invest up to 10% in funds that invest principally in fixed-income securities.

Allocation 85%.  The investment objective of this fund is capital appreciation. The fund is a fund of funds. The fund’s assets are allocated among certain Legg Mason-affiliated mutual funds, which are primarily equity funds. The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, those maturing in more than one year as well as all types of short-term and money market instruments). The fund’s target allocation is 85% in underlying funds that invest principally in equity securities and 15% in funds that invest principally in fixed-income securities.

Allocation 70%.  The investment objective of this fund is long-term growth of capital. The fund is a fund of funds. The fund’s assets are allocated among certain Legg Mason-affiliated mutual funds, which are primarily equity funds. The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, those maturing in more than one year as well as all types of short-term and money market instruments). The fund’s target allocation is 70% in underlying funds that invest principally in equity securities and 30% in funds that invest principally in fixed-income securities.

Allocation 50%.  The investment objective of this fund is balance of growth of capital and income. The fund is a fund of funds. The fund’s assets are allocated among certain Legg Mason-affiliated equity and fixed-income funds. The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, those maturing in more than one year as well as all types of short-term and money market instruments). The fund’s target allocation is 50% in underlying funds that invest principally in equity securities and 50% in funds that invest principally in fixed-income securities.

Allocation 30%.  The investment objective of this fund is income and long-term growth of capital as a secondary objective. The fund is a fund of funds. The fund’s assets are allocated among certain Legg Mason-affiliated funds, which are primarily fixed-income funds. The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, those maturing in more than one year as well as all types of short-term and money market instruments). The fund’s target allocation is 30% in underlying funds that invest principally in equity securities and 70% in funds that invest principally in fixed-income securities.

Income Fund.  The investment objective of this fund is high current income. The fund is a fund of funds. It invests primarily in Legg Mason-affiliated funds that focus on taxable fixed-income securities. The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 100% in underlying funds that invest principally in fixed-income securities, but there may be times when the portfolio managers choose to invest up to 10% in funds that invest principally in equity securities.

4

INVESTMENT PRACTICES AND RISK FACTORS

The funds’ principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds, which all involve risks of varying degrees.

Because the funds invest primarily in the underlying funds, rather than directly in securities or other investments, the strategies or risks below are described by reference to the underlying funds. However, to the extent that the funds invest directly in securities and other instruments, the strategies and risks described below are also directly applicable to the funds.

Equity Securities

General.  Equity securities are subject to the following risks: the risk that their prices generally fluctuate more than those of other securities, such as debt or fixed-income securities; the risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy, country or region, or may affect the market as a whole; the risk that an adverse company-specific event, such as an unfavorable earnings report, may negatively affect the stock price of a company in which an underlying fund invests; and the risk that an underlying fund may experience a substantial or complete loss on an individual stock.

Common Stocks.  Each of the funds, through its investment in certain of the underlying funds or directly, may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock.  Each of the funds, through its investment in certain of the underlying funds or directly, may invest in preferred stocks which, like debt obligations, have characteristics similar to fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividend. For that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Foreign Investments.  The funds will each invest in certain underlying funds that invest all or a portion of their assets in securities of non-U.S. issuers. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation, nationalization or confiscatory taxation; withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Many of the foreign securities held by certain underlying funds will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (“SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-

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sufficiency and balance of payment positions. An underlying fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and many, if not all, of the foregoing considerations apply to such investments as well. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of an underlying fund are uninvested and no return can be earned on them. The inability of an underlying fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to an underlying fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since certain underlying funds may invest in securities denominated in currencies other than the U.S. dollar and since some underlying funds may hold foreign currencies, such fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of a fund’s shares, and also may affect the value of dividends and interest earned by an underlying fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

The operating expenses of an underlying fund that invests in foreign securities can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the underlying fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the underlying fund or a fund investing in such fund.

Each fund, through its investment in certain of the underlying funds or directly, may invest in securities of emerging markets. The risks of investing in foreign securities are heightened for investments in emerging markets and securities of their governments.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the

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ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. A fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s portfolio securities in such markets may not be readily available.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Equity-linked Notes.  Equity-linked notes, or ELNs, are securities that are valued based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying local equity securities where an underlying fund may not have established local access. Investors in ELNs are subject to risk of loss of principal investment.

American, European and Continental Depositary Receipts.  Each of the funds, through its investment in certain of the underlying funds or directly, may invest in the securities of foreign and domestic issuers in the form of American Depositary Receipts (“ADRs) and European Depositary Receipts (“EDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Certain underlying funds may also invest in EDRs and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts

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are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs, which sometimes are referred to as Continental Depositary Receipts, are issued in bearer form and are designed for use in European securities markets.

For purposes of a fund’s investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership in common stock will be treated as common stock.

Warrants.  A warrant entitles an underlying fund to purchase common stock from the issuer at a specified price and time. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an underlying fund in units or attached to securities may be deemed to be without value.

Fixed-Income Securities

General.  Fixed-income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the underlying funds. The market value of the fixed-income obligations in which the underlying funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the underlying funds most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Each of the funds, through its investment in certain of the underlying funds or directly, may invest in high-quality, high-grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody’s Investors Service (“Moody’s”) (Aaa or Aa) or Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”) (AAA or AA) or determined by the underlying fund’s adviser to be of comparable quality. High grade securities are those rated in the three highest categories by Moody’s (Aaa, Aa or A) or S&P (AAA, AA or A) or determined by the underlying fund’s adviser to be of comparable quality. Investment-grade securities are those rated in the four highest categories by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or determined by the underlying fund’s adviser to be of comparable quality. Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make timely principal and interest payments than is the case with higher grade securities.

High Yield Securities.  Each of the funds, through its investment in certain of the underlying funds or directly, may invest in securities rated below investment grade, that is, rated below Baa by Moody’s or BBB by S&P, or determined by the underlying fund’s adviser to be of comparable quality. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See Appendix A for additional information on the bond ratings of Moody’s and S&P.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a

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stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, such as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Convertible securities typically have lower ratings than similar nonconvertible securities because of the subordination feature.

Money Market Instruments.  Money market instruments include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by U.S. banks (including their branches located outside the United States and subsidiaries located in Canada), U.S. branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. Government Securities.  U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as securities issued by Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by Federal Home Loan Mortgage Corporation (“Freddie Mac”)). In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates. Since the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a fund or an underlying fund may invest in obligations issued by such an instrumentality if its adviser

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determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund or the underlying fund, as the case may be.

Mortgage-Related Securities.  Mortgage-related securities provide capital for mortgage loans made to residential homeowners and include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as an underlying fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

Interests in pools of mortgage loans generally provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Securities issued by Ginnie Mae and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

Mortgage-backed securities may be issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac but also may be issued or guaranteed by other issuers, including private companies. Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and, until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into preferred stock purchase agreements (“PSPAs”) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. An underlying fund may buy mortgage-related securities without insurance or guarantees if its adviser determines that the securities are an appropriate investment for the underlying fund.

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Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by a fund, the fund could experience delays in liquidating both its position and losses. An underlying fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. An underlying fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages). As new types of mortgage-related securities are developed and offered to investors, an underlying fund’s adviser may, consistent with the underlying fund’s investment objective and policies, consider making investments in such new types of securities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, an underlying fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of rate increases on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

Foreign Government Securities.  Among the foreign government securities in which each of the funds may invest, through its investment in certain of the underlying funds or directly, are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

Brady Bonds.  Each of the funds, through its investment in certain of the underlying funds or directly, may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

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Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating-rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors, including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Bank Obligations.  Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an underlying fund, depending upon the principal amount of CDs of each held by the underlying fund) and are subject to Federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements; loan limitations; and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

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Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the underlying funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Ratings as Investment Criteria.  In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the underlying funds as initial criteria for the selection of portfolio securities, but the underlying funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a fund or an underlying fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but the fund’s subadviser or the adviser of an underlying fund will consider such events in its determination of whether such fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in the NRSROs or their rating systems, or due to a corporate reorganization, a fund or an underlying fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective(s) and policies.

Derivative Transactions

Derivative transactions, including the options and futures transactions described below (also called “Financial Instruments”), are used for a number of reasons including: to manage exposure to changes in interest rates, stock and bond prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to adjust duration; to enhance income or return; and to protect the value of portfolio securities. Options and futures can be volatile instruments, and involve certain risks. If the adviser to an underlying fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the underlying fund’s return. Further losses could also be experienced if the options and futures positions held by an underlying fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Each of the funds, through its investment in certain of the underlying funds, may enter into stock index, interest rate and currency futures contracts (or options thereon), swaps, caps, collars and floors. Certain underlying funds may also purchase and sell call and put options, futures and options contracts.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, an underlying fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the subadviser and the advisers of the underlying funds expect that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and are permitted by its investment limitations and applicable regulatory authorities. The funds and underlying funds might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or

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more investments held in an underlying fund’s portfolio. In a short hedge, an underlying fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that an underlying fund intends to acquire. In a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security as anticipated, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that an underlying fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally may be used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund and an underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

1. Successful use of most Financial Instruments depends upon the adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.

2. When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match an underlying fund’s current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match an underlying fund’s investments well. Options and futures prices are affected by factors which may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

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3. If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if an underlying fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

4. An underlying fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

5. An underlying fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the fund.

An underlying fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Options on Securities. Each of the funds, through its investment in certain of the underlying funds and directly, may engage in transactions in options on securities, which, depending on the fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain underlying funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that they hold or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by an underlying fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

An underlying fund with option-writing authority may write (a) in-the-money call options when its adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call

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options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of an underlying fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an underlying fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

Certain underlying funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, “spread” options, “knock-out” options, “knock-in” options and “average rate” or “look-back” options. “Spread” options are dependent upon the difference between the price of two securities or futures contracts, “knock-out” options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, “knock-in” options only have value if the price of the underlying asset reaches a trigger level and, “average rate” or “look-back” options are options where, at expiration, the option’s strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain underlying funds with option-writing authority may write options only on national securities exchanges or in the over-the-counter market.

An underlying fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the underlying funds with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by an underlying fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed

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the time within which the fund must make delivery in accordance with an exercise notice. In these instances, an underlying fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which an underlying fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

Stock Index Options.  Each of the funds, through its investment in certain of the underlying funds, may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging their portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the Amex Oil Index or the Amex Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to its adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

An underlying fund may engage in stock index options transactions when determined by its adviser to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Currency Transactions.  Each of the funds, through its investment in certain of the underlying funds, may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An underlying fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a fund may sell the U.S. dollar forward when it holds bonds denominated in

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U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund may purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

To attempt to hedge against adverse movements in exchange rates between currencies, an underlying fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward currency contract to sell the currency the adviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency. When the adviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the adviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund’s custodian places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked-to-market daily in a separate account of the fund having a value equal to the aggregate amount of the fund’s commitments under forward currency contracts entered into with respect to position hedges and cross hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund’s commitments with respect to such contracts.

At or before the maturity of a forward contract, a fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Foreign Currency Options.  Each of the funds, through its investment in certain of the underlying funds, may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

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An underlying fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the U.S. dollar value of a foreign currency in which a fund’s securities are denominated, for example, will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

Futures Contracts.  The purpose of the acquisition or sale of a futures contract by a fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate-but not totally offset-the decline in the value of the fund.

Each of the funds, through its investment in certain of the underlying funds or directly, may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund and not for purposes of speculation. The ability of the underlying funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company.

No consideration will be paid or received by an underlying fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

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Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although an underlying fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If an underlying fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

The CFTC has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each fund and underlying fund is managed by an entity that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, a fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Options on Futures Contracts.  An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value (“NAV”) of a fund investing in the options.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a fund’s adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

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Foreign Commodity Exchanges.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an underlying fund trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes.

Swap Agreements.  Among the hedging transactions into which certain underlying funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate floor.

Certain underlying funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a fund is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the fund believe such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with its custodian. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Swap agreements will tend to shift an underlying fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on an underlying fund’s performance. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the fund under a swap agreement will be greater than the payments it received. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The creditworthiness of firms with which an underlying fund enters into swaps, caps, floors or collars will be monitored by its adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If the other party to such transaction defaults, the fund will have contractual remedies pursuant to the agreements related to the transaction. The underlying fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The underlying fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to a swap transaction.

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Credit Default Swaps.  Credit default swap contracts involve special risks and may result in losses to an underlying fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Credit default swap transactions may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect an underlying fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Investment Practices

In attempting to achieve its investment objective, an underlying fund and/or a fund may employ, among others, the following fund strategies.

Repurchase Agreements.  Certain of the underlying funds, and each fund, may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The adviser, acting under the supervision of the Board of Trustees (the “Board”), reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the funds and the underlying funds, along with other affiliated entities managed by LMPFA or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

When-Issued Securities and Delayed-Delivery Transactions.  To secure an advantageous price or yield, each of the funds, through its investment in certain of the underlying funds or directly, may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a fund or an underlying fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, a fund or an underlying fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Fixed-income securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public’s perception of the creditworthiness of the issuers. In general, fixed-income government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed-income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase by a fund or an underlying fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair

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value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the fund involved. On the settlement date, a fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Securities Lending.  Consistent with applicable regulatory requirements, certain underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the fund’s board. An underlying fund will not lend portfolio securities to affiliates of the manager unless it has applied for and received specific authority to do so from the SEC. From time to time, an underlying fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned.

Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) an underlying fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) an underlying fund must be able to terminate the loan at any time; (d) an underlying fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) an underlying fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, an underlying fund must terminate the loan and regain the right to vote the securities.

Short Sales.  Each of the funds, through its investment in certain of the underlying funds, may from time to time sell securities short. A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in the market price of that security. To effect a short sale, the fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.

When a fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the fund’s obligation to cover the short position. The fund may use securities it owns to meet such collateral obligations. Generally, the fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or the custodian, the fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

In addition, until the fund closes its short position or replaces the borrowed security, the fund, pursuant to the 1940 Act, will designate liquid assets it owns (other than short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short. The amount segregated in this manner will be increased or decreased each business day (called marked-to-the-market) in an amount equal to the changes in the market value of the fund’s obligation to purchase the security sold short. This may limit the fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.

An underlying fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

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Whenever an underlying fund sells short, it must segregate assets held by its custodian as collateral to cover its obligation, and maintain the collateral in an amount at least equal to the market value of the short position. To the extent that the liquid securities segregated by the fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the underlying funds in this respect will normally be primarily composed of equity portfolio securities that are subject to gains or losses and, accordingly, when a fund executes short sales leverage will normally be created.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that an underlying fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

An underlying fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

Short Sales Against the Box.  Each of the funds, through its investment in certain of the underlying funds, may enter into short sales “against the box.” A fund may enter into a short sale of common stock such that when the short position is open the fund owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as “against the box,” will be entered into by a fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the fund delivers the convertible securities to close out its short position. Although prior to delivery the fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Restricted Securities.  Each of the funds, through its investment in certain of the underlying funds, may invest in securities the disposition of which is subject to legal or contractual restrictions. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) TDs maturing in more than seven calendar days, (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing an underlying fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

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Illiquid securities may be difficult to value and a fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

Reverse Repurchase Agreements.  Each of the funds, through its investment in certain underlying funds, may enter into reverse repurchase agreements with banks or broker/dealers. A reverse repurchase agreement involves the sale of a money market instrument held by an underlying fund coupled with an agreement by the underlying fund to repurchase the instrument at a stated price, date and interest payment. The fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

An underlying fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the fund’s custodian consisting of U.S. government securities, cash or cash equivalents. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Leveraging.  Each of the funds, through its investment in certain of the underlying funds, may from time to time leverage its investments by purchasing securities with borrowed money. A fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund’s asset coverage drops below 300%, the fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the NAV of the underlying fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the NAV of the fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate an underlying fund’s net investment income in any given period.

Mortgage Dollar Rolls.  Each of the funds, through its investment in certain of the underlying funds, may enter into mortgage dollar rolls. A fund may enter into dollar rolls in which the fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the fund forgoes interest paid on the securities. The fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The funds execute mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where a fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The obligation to repurchase securities on a specified future date involves the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy, becomes insolvent or defaults on its obligations, the fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities. Dollar roll transactions may result in a form of leverage that increases the fund’s sensitivity to interest rate changes and may increase the overall risk of investing in the fund.

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Additional risk factors

Investment in Other Mutual Funds.  The investments of each fund are concentrated in underlying funds, so each fund’s investment performance is directly related to the investment performance of the underlying funds held by it. The ability of each fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by LMGAA. There can be no assurance that the investment objective of any fund or any underlying fund will be achieved.

The underlying funds are subject to management risk. This is the risk that the adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

The funds will invest only in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the funds, at NAV and, accordingly, will not pay any sales loads or 12b-1 service or distribution fees in connection with their investments in shares of the underlying funds. The funds, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying Legg Mason-affiliated funds that are applicable to the class of shares owned by the fund. The investment returns of each fund, therefore, will be net of the expenses of the underlying funds in which it is invested. These expenses would be in addition to the expenses that the fund bears directly in connection with its own operations.

When a fund redeems shares from an underlying fund, the underlying fund, under certain circumstances, may choose to pay the fund’s net redemption proceeds with an in-kind distribution of a portion of the underlying fund’s securities rather than in cash. If the fund does not want to invest in such securities directly, it will liquidate such securities as soon as practicable. The liquidation of securities may cause a fund to incur brokerage or other transaction costs. In addition, there can be no assurance that when a fund sells these securities, it would receive the value attributed to the securities by the underlying fund.

In addition to its investments in underlying funds, each fund may invest in shares of Exchange Traded Funds. Exchange Traded Funds hold funds of securities that seek to track the performance of a specific index or basket of stocks. As with other investments in shares of mutual funds, a fund holding shares of an Exchange Traded Fund will bear its pro rata portion of the Exchange Traded Funds’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund’s own operations.

Non-Diversified Portfolios.  Each fund and certain of the underlying funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified investment company, each such fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such fund may be subject to greater risk with respect to its individual fund than a fund that is more broadly diversified.

Securities of Unseasoned Issuers.  Each fund, through its investment in certain of the underlying funds or directly, may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

Floating and Variable Rate Income Securities.  Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Zero Coupon, Discount and Payment-in-Kind Securities.  Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

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Premium Securities.  Premium securities are fixed-income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an underlying fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

Yankee Bonds.  Yankee bonds are U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers. As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Sovereign Debt Obligations.  Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

Brady Bonds.  A significant amount of the Brady Bonds that the underlying funds may purchase have no or limited collateralization, and an underlying fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the underlying funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect an underlying fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Restrictions on Foreign Investment.  Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in an underlying fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary

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periods when assets of a fund are uninvested and no return is earned thereon. The inability of an underlying fund to make intended security purchases due to settlement problems could cause such fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund because of subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Mortgage-Related Securities.  To the extent an underlying fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the underlying fund’s principal investment to the extent of the premium paid. The underlying fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

Non-Publicly Traded and Illiquid Securities.  The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, an underlying fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the underlying funds’ advisers believe it desirable to do so. Investments by an underlying fund in illiquid securities are subject to the risk that should the underlying fund desire to sell any of these securities when a ready buyer is not available at a price that the fund’s adviser deems representative of its value, the value of the underlying fund’s net assets could be adversely affected.

High Yield Securities.  An underlying fund may invest in high yield, below investment grade securities, commonly known as “junk bonds.” Investments in high yield securities are subject to special risks, including a greater risk of loss of principal and nonpayment of interest.

Generally, high yield, below investment grade securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Below investment grade securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by an underlying fund, with a commensurate effect on the value of the underlying fund’s shares.

The markets in which below investment grade securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for an underlying fund to purchase and also may restrict the ability of an underlying fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of high yield securities to repay principal and pay interest thereon.

While the market values of below investment grade securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss because of default by such issuers is significantly greater because below investment grade securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An underlying fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

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Short Sales.  Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever an underlying fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, an underlying fund may purchase call options to buy securities sold short by the underlying fund. Such options would lock in a future price and protect the underlying fund in case of an unanticipated increase in the price of a security sold short by the underlying fund.

Repurchase Agreements.  Repurchase agreements, as utilized by an underlying fund or a fund, could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of an underlying fund or a fund to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which an underlying fund or a fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Reverse Repurchase Agreements.  Certain of the underlying funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the underlying fund may decline below the repurchase price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer, or its trustee or receiver, may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

When-Issued Securities and Delayed-Delivery Transactions.  The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Leverage.  Certain of the underlying funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Leverage creates an opportunity for increased returns to shareholders of an underlying fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the NAV of a fund’s shares and in a fund’s yield. Although the principal or stated value of such borrowings will be fixed, a fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the underlying fund.

Indexed Securities.  Certain of the underlying funds may invest in indexed securities, including inverse floaters, whose value is linked to currencies, interest rates, commodities, indexes or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Forward Roll Transactions.  Forward roll transactions involve the risk that the market value of the securities sold by an underlying fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an underlying fund with the opportunity for higher income, this leveraging practice will increase a fund’s exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a

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fund’s NAV per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a fund’s NAV per share to decrease faster than would otherwise be the case.

Swap Agreements.  As one way of managing exposure to different types of investments, certain of the underlying funds may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

INVESTMENT POLICIES

The funds have adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of the restriction.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and

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investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase fund holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one- third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a fund’s manager or subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s

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net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the funds, the funds may not:

1. Purchase securities on margin.

2. Make short sales of securities or maintain a short position.

3. Pledge, hypothecate, mortgage or otherwise encumber more than 33 1/3% of the value of a fund’s total assets.

4. Invest in oil, gas or other mineral exploration or development programs.

5. Write or sell straddles, spreads or combinations thereof.

6. Purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable.

7. Purchase any security if as a result the fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years (except for underlying funds).

8. Make investments for the purpose of exercising control or management.

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9. Purchase or retain securities of any company if, to the knowledge of the Trust, any officer or Trustee of the Trust or officer or director of LMPFA individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of such securities.

Notwithstanding the foregoing investment restrictions, the underlying funds in which the funds invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an underlying fund are located in its SAI.

Under Section 12(d)(l)(G) of the 1940 Act, each fund may invest substantially all of its assets in the underlying funds.

Due to their investment objectives and policies, the funds will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the funds’ investment programs set forth in the prospectus, each of the funds may invest more than 25% of its assets in certain underlying funds. However, each of the underlying funds in which each fund will invest will not concentrate more than 25% of its total assets in any one industry.

Non-Diversified Status

The funds are currently classified as non-diversified under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, as a non-diversified fund, a fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the funds are subject to greater risk than diversified funds.

Portfolio Turnover

For reporting purposes, a fund’s fund turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should a subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended January 31, 2008 and 2009, the portfolio turnover rates were as follows:

	Fiscal Year	Fiscal Year
Name of Fund	Ended 01/31/08	Ended 01/31/09

Allocation 100%	27%	38%
Allocation 85%	15%	41%
Allocation 70%	16%	31%
Allocation 50%	19%	32%
Allocation 30%	17%	37%
Income Fund	31%	29%

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by each fund.

The turnover rates of the underlying funds ranged from 1% to 230% during their most recent fiscal years. The underlying funds do not limit their portfolio turnover rates should the adviser deem it advisable to purchase or sell securities. Higher turnover rates may result in higher expenses being incurred by the underlying funds.

Under certain market conditions, a fund may experience high portfolio turnover as a result of its investment strategies. A fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change

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the percentages of its assets invested in each of the underlying funds in response to market conditions and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the underlying funds within the percentage limits described in the prospectuses.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

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MANAGEMENT

The business affairs of the funds are managed by or under the direction of the Board of the Trust. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees who are not “interested persons” of the funds as defined in the 1940 Act (the “Independent Trustees”), and executive officers of the Trust, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

				Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Trust	Served**	During Past 5 Years	by Trustee	Past 5 Years

Independent Trustees:
Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)	57	None
Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	57	None
Dwight B. Crane Born 1937	Trustee	Since 1981	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (1969 to 2007)	57	None
Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)	57	None
Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	57	None
Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	57	None
David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	57	None
Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	57	None
Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)	57	None

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				Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Trust	Served**	During Past 5 Years	by Trustee	Past 5 Years

John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)	57	Trustee, funds in the UBS family of funds (55 funds); Director, Nicholas Applegate funds (13 funds); Trustee, Consulting Group Capital Markets Funds (11 funds); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly Born 1948	Trustee	Since 1983	Partner, Thompson Coburn, LLP (law firm); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) (1984 to 2009); President, The Saint Louis Brewery, Inc. (since 1989)	57	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)
Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	57	None
Interested Trustees:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 151 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	138	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (2002 to 2006)

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*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for any fund in the Legg Mason Partners fund complex.

†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Term of
Office* and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Trust	Served**	During Past 5 Years

Officers:
R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board and Trustee/Director of 151 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chairman of SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser Inc. (2002 to 2005)
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) (a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)
John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2006 and 2008	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); formerly, Chief Anti- Money

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Term of
Office* and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Trust	Served**	During Past 5 Years

Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); formerly, Secretary of CFM (2001 to 2004)
Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. (since 2006); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)
Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Vice President at CAM (1996 to 2005); formerly, Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004 to 2005); formerly, Controller of certain mutual funds associated with CAM (2002 to 2004)
Steven Frank Born 1967 55 Water Street New York, NY 10041	Controller	Since 2005	Vice President of Legg Mason & Co. or its predecessors (since 2002); Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2001 to 2005)
Albert Laskaj Born 1977 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason & Co. (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2003 to 2005)

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Term of
Office* and
Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Trust	Served**	During Past 5 Years

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2005	Managing Director of Legg Mason & Co. (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director of Global Fund Administration, CAM (1996 to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took office for any fund in the Legg Mason Partners fund complex.

Officers of the Trust receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has three standing Committees: the Audit Committee, the Governance Committee and the Pricing Committee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees, namely, Messrs. Ades, Breech, Crane, Frayn, Hubbard, Johnson, Maryatt, J. Miller, K. Miller, Murphy, Schlafly and Viscione. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees the scope of the funds’ audit, the funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, the qualifications and independence of the funds’ independent registered public accounting firm and the funds’ compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems it appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Governance Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

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•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the equity-type funds in the fund complex. All members of the Board previously have served on Boards of predecessors to the Legg Mason Partners funds. The Board met eight times during the funds’ last fiscal year. The Audit, Governance and Pricing Committees met four, four and twelve times, respectively, during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Aggregate Dollar Range
of Equity Securities in
	Dollar Range of Equity Securities in the Funds						Registered Investment
	Allocation	Allocation	Allocation	Allocation	Allocation	Income	Companies Overseen
Name of Trustee	100%	85%	70%	50%	30%	Fund	by Trustee

Independent Trustee
Paul R. Ades	None	None	None	None	None	None	Over $100,000(1)
Andrew L. Breech	None	None	None	None	None	None	Over $100,000
Dwight B. Crane	None	None	None	None	None	None	Over $100,000
Robert M. Frayn, Jr.	None	None	None	None	None	None	Over $100,000
Frank G. Hubbard	None	None	None	None	None	None	Over $100,000
Howard J. Johnson	None	None	None	None	None	None	$50,001 - $100,000
David E. Maryatt	None	None	None	None	None	None	None(2)
Jerome H. Miller	None	None	None	None	None	None	Over $100,000
Ken Miller	None	None	None	None	None	None	Over $100,000
John J. Murphy	None	None	None	None	None	None	Over $100,000
Thomas F. Schlafly	None	None	None	None	None	None	Over $100,000
Jerry A. Viscione	None	None	None	None	None	None	Over $100,000
Interested Trustee
R. Jay Gerken	None	$10,001 - $50,000	None	None	None	None	Over $100,000

(1)	As of December 31, 2008, Mr. Ades had over $100,000 invested in the Legg Mason Partners family of funds, including funds not overseen by him as Trustee. As of January 16, 2009, Mr. Ades had over $100,000 invested in funds overseen by him as Trustee.

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(2)	As of December 31, 2008, Mr. Maryatt had between $10,001 - $50,000 invested in the Legg Mason Partners family of funds, including funds not overseen by him as Trustee.

As of the end of the calendar year, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the funds, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by the funds to the Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The funds pay a pro rata share of the Trustees fees based upon asset size. Each fund currently pays each of the Independent Trustees his pro rata share of: an annual fee of $100,000 plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chair of the Audit Committee receives an additional $15,000 per year.

Information regarding compensation paid to the Trustees is shown below.

Aggregate Compensation From the Funds for the
Fiscal Year Ended 1/31/09
									Number of
							Total Pension	Total	Portfolios in
							or Retirement	Compensation	Fund
							Benefits Paid as	from Fund	Complex
	Allocation	Allocation	Allocation	Allocation	Allocation	Income	Part of Fund	Complex Paid	Overseen by
Name of Trustee	100%(3)	85%(3)	70%(3)	50%(3)	30%(3)	Fund(3)	Expenses(3)	to Trustee(2)	Trustee

Independent Trustees
Paul R. Ades	$328	$3,155	$2,685	$1,653	$557	$193	$0	$198,000	56
Andrew L. Breech	$315	$3,024	$2,573	$1,585	$534	$185	$0	$198,500	56
Dwight B. Crane	$375	$3,566	$3,038	$1,876	$634	$220	$0	$254,837	56
Robert M. Frayn, Jr.	$332	$3,165	$2,697	$1,665	$562	$195	$0	$196,000	56
Frank G. Hubbard	$332	$3,165	$2,697	$1,665	$562	$195	$0	$196,000	56
Howard J. Johnson	$363	$3,458	$2,946	$1,820	$615	$214	$0	$213,500	56
David E. Maryatt	$332	$3,165	$2,697	$1,665	$562	$195	$0	$196,000	56
Jerome H. Miller	$334	$3,184	$2,714	$1,676	$567	$197	$0	$196,500	56
Ken Miller	$330	$3,150	$2,684	$1,657	$560	$194	$0	$195,000	56
John J. Murphy	$355	$3,396	$2,893	$1,785	$603	$209	$0	$207,500	56
Thomas F. Schlafly	$332	$3,165	$2,697	$1,665	$562	$195	$0	$196,000	56
Jerry A. Viscione	$328	$3,155	$2,685	$1,653	$557	$193	$0	$196,000	56
Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	$0	$0	$0	$0	$0	140

(1)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

(2)	Information is for the calendar year ended December 31, 2008.

(3)	Information is for the fiscal year ended January 31, 2009.

As of May 4, 2009, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding common stock of each of the funds. As of May 4, 2009, to the knowledge of the funds, the following shareholders or groups (as the term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) owned, beneficially or of record, 5% or more of the outstanding shares of the following classes of the funds.

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			Percent
Fund	Class	Shareholder	Ownership

Allocation 100%	A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	14.28%
	B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	5.75%
	C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	82.21%
	C	MLPF&S For The Sole Benefit Of Its Customers ATTN: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	9.21%
	I	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	100.00%

Allocation 85%	A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	5.77%
	B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	5.72%
	C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	79.50%
	I	William L. Snyder Millersville, MD 21108-2701	100.00%

Allocation 70%	A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	8.11%
	B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	7.96%
	C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	83.31%
	I	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	100%

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			Percent
Fund	Class	Shareholder	Ownership

Allocation 50%	A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	6.52%
	B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	8.96%
	C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	84.35%
	I	Charles Schwab Trust Co. TTEE FBO Legg Mason 401k Savings Plan 98 San Jacinto Blvd, Ste 1100 Austin, TX 78701-4255	100%

Allocation 30%	A	ING K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	8.00%
	A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	5.12%
	B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	9.45%
	C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	73.17%
	C	Morgan Stanley & Co Inc Attn: Mutual Funds Operations Harborside Financial Center Plaza Two - 2nd Floor Jersey City, NJ 07311	6.95%

Income Fund	A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	13.43%
	A	ING K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	7.34%
	B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	14.40%

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			Percent
Fund	Class	Shareholder	Ownership

	C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	52.41%
	C	Speedtrader Com. Inc. 401K Plan Carmel, NY 10512-1820	12.55%
	C	UBS Financial Services Inc. FBO Egon Ehrlinspiel Inc. 401 (K) East Syracuse, NY 13057-2941	5.12%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to each fund, pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to each fund and manages the cash and short-term instruments of the funds. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of March 31, 2009, LMPFA’s total assets under management were approximately $169 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2009, Legg Mason’s asset management operation had aggregate assets under management of approximately $632.4 billion.

The manager has agreed, under each Management Agreement, subject to the supervision of the funds’ Board, to provide each fund with investment research, advice, management and supervision; furnish a continuous investment program for each fund’s securities holdings and other investments consistent with each fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into one or more subadvisory agreements, as described below.

The manager performs administrative and management services as reasonably requested by the funds necessary for the operation of the funds, such as (i) supervising the overall administration of the funds, including negotiation of contracts and fees with and the monitoring of performance and billings of the funds’ transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the funds’ existence; and (v) maintaining the registration and qualification of the funds’ shares under federal and state laws.

Each Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the funds (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the funds when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the funds (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). No Management Agreement is assignable by the Trust except with the consent of the manager. Each Management Agreement provides that neither the manager nor its personnel shall be liable for any

44

error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

LMPFA will (i) maintain office facilities for the funds, (ii) furnish the funds with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the funds, (iii) prepare reports to each fund’s shareholders and (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities. LMPFA will bear all of the expenses of its employees and overhead in connection with its duties under each Management Agreement.

No fee is charged under any Management Agreement. Prior to December 1, 2007, each fund paid LMPFA out of its assets a monthly fee in arrears equal to 0.20% per annum of the fund’s average daily net assets during the month.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the manager to each fund pursuant to a prior management agreement. Fees payable to SBFM under the prior management agreement were the same as those payable to LMPFA as described above.

For the fiscal years ended January 31, 2009, January 31, 2008 and January 31, 2007, the management fees paid to LMPFA (or to SBFM, for periods prior to August 1, 2006) for each fund were as follows:

Fund	2009	2008	2007

Allocation 100%	$0	$38,965	$34
Allocation 85%	0	$1,146,148	$1,340,023
Allocation 70%	0	$970,029	$1,159,044
Allocation 50%	0	$581,614	$710,832
Allocation 30%	0	$182,345	$219,306
Income	0	$71,522	$94,604

For the fiscal year ended January 31, 2009, the funds had the following reimbursements:

Fund	2009

Allocation 100%	$183,866
Allocation 85%	$352,493
Allocation 70%	$10,730
Allocation 50%	$5
Allocation 30%	$2,629
Income Fund	$44,087

For the fiscal year ended January 31, 2008, the funds had the following management fees waived:

Fund	2008

Allocation 100%	$38,965
Allocation 85%	N/A
Allocation 70%	N/A
Allocation 50%	N/A
Allocation 30%	N/A
Income	$71,522

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For the fiscal year ended January 31, 2008, the funds had the following reimbursements:

Fund	2008

Allocation 100%	$116,975
Allocation 85%	$621,334
Allocation 70%	$130,887
Allocation 50%	$10,940
Allocation 30%	$22,713
Income Fund	$88,229

For the fiscal year ended January 31, 2007, the funds had the following management fees waivers/expense reimbursements:

Fund	2007

Allocation 100%	N/A
Allocation 85%	$15,289
Allocation 70%	$13,427
Allocation 50%	$8,387
Allocation 30%	$2,574
Income Fund	$1,171

For the fiscal year ended January 31, 2007, the funds had the following reimbursements:

Fund	2007

Allocation 100%	$19,451
Allocation 85%	$658,712
Allocation 70%	$184,015
Allocation 50%	$80,409
Allocation 30%	$20,815
Income Fund	$36,306

Each fund, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying funds. The effective management fee of

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each of the underlying funds in which the funds may invest is set forth below as a percentage rate of the underlying fund’s average net assets:

Underlying Fund	Management Fees

Legg Mason Partners Aggressive Growth Fund	0.69%
Legg Mason Partners Appreciation Fund	0.57%
Legg Mason Partners Fundamental Value Fund	0.68%
Legg Mason Partners Large Cap Growth Fund	0.72%
Legg Mason Partners Mid Cap Core Fund	0.75%
Legg Mason Partners Investors Value Fund	0.57%
Legg Mason Partners Capital and Income Fund	0.73%
Legg Mason Partners Capital Fund	0.65%
Legg Mason Partners Small Cap Growth Fund	0.75%
Legg Mason Partners Emerging Markets Equity Fund	0.85%
Legg Mason Partners U.S. Large Cap Equity Fund	0.75%
Legg Mason American Leading Companies Trust	0.70%
Legg Mason Emerging Markets Trust	1.00%
Legg Mason Growth Trust, Inc.	0.70%
Legg Mason International Equity Trust	0.75%
Legg Mason Opportunity Trust	0.76%
Legg Mason Value Trust, Inc.	0.66%
Legg Mason Special Investment Trust, Inc.	0.70%
Legg Mason Partners International All Cap Opportunity Fund	0.85%
Western Asset Core Plus Bond Portfolio	0.40%
Western Asset Absolute Return Portfolio	0.75%
Western Asset High Yield Portfolio	0.55%
Royce Total Return Fund	0.98%
Royce Value Fund	1.00%

Subadviser

LMGAA serves as the subadviser to each fund pursuant to a subadvisory agreement between the manager and LMGAA with respect to each fund (each a “Subadvisory Agreement”). LMGAA is a wholly-owned subsidiary of Legg Mason.

LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and is a recently-organized investment adviser that has been formed to provide asset allocation advisory services to the funds. As of March 31, 2009, LMGAA’s asset management operation had aggregate assets under management of approximately $4.05 billion.

Under each Subadvisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage each fund in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional fund managers and securities analysts who provide research services to the fund.

Each Subadvisory Agreement will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the applicable fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the applicable fund (as defined in the 1940 Act) may terminate a Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Subadvisory Agreement on 90 days’ written notice to the

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fund and the manager. The manager or the subadviser may terminate a Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

The subadviser does not receive a fee from the manager. Prior to December 1, 2007, the manager paid the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Prior to August 1, 2006, the funds did not employ a subadviser. From August 1, 2006, through April 30, 2007, ClearBridge Advisors, LLC (“ClearBridge”) served as each fund’s subadviser. ClearBridge is a wholly-owned subsidiary of Legg Mason. ClearBridge received a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

For the period from August 1, 2006 to January 31, 2007 and for the fiscal years ended January 31, 2008 and January 31, 2009 the following subadvisory fees were paid to ClearBridge or LMGAA, as applicable:

	2009	2008	2007*

Allocation 100%	$0	$1,149	$0
Allocation 85%	$0	$368,583	$409,884
Allocation 70%	$0	$587,678	$428,622
Allocation 50%	$0	$399,482	$246,073
Allocation 30%	$0	$111,788	$76,261
Income Fund	$0	$6,113	$20,962

*	For the period from August 1, 2006 to January 31, 2007.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of January 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the funds) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Portfolio	Registered Investment	Other Pooled Investment
Fund	Managers	Companies	Vehicles	Other Accounts

Allocation 100%	Steven Bleiberg	18 registered investment companies with approximately $1.46 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.27 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.31 billion in total assets under management	42 other pooled investment vehicles with approximately $0.39 billion in assets under management	2 other accounts with approximately $0.23 billion in total assets under management

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	Portfolio	Registered Investment	Other Pooled Investment
Fund	Managers	Companies	Vehicles	Other Accounts

Allocation 85%	Steven Bleiberg	18 registered investment companies with approximately $1.11 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.27 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $0.96 billion in total assets under management	42 other pooled investment vehicles with approximately $0.39 billion in assets under management	2 other accounts with approximately $0.23 billion in total assets under management
Allocation 70%	Steven Bleiberg	18 registered investment companies with approximately $1.16 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.27 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.02 billion in total assets under management	42 other pooled investment vehicles with approximately $0.39 billion in assets under management	2 other accounts with approximately $0.23 billion in total assets under management
Allocation 50%	Steven Bleiberg	18 registered investment companies with approximately $1.29 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.27 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.14 billion in total assets under management	42 other pooled investment vehicles with approximately $0.39 billion in assets under management	2 other accounts with approximately $0.23 billion in total assets under management
Allocation 30%	Steven Bleiberg	18 registered investment companies with approximately $1.43 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.27 billion in total assets under management

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	Portfolio	Registered Investment	Other Pooled Investment
Fund	Managers	Companies	Vehicles	Other Accounts

	Andrew Purdy	17 registered investment companies with approximately $1.29 billion in total assets under management	42 other pooled investment vehicles with approximately $0.39 billion in assets under management	2 other accounts with approximately $0.23 billion in total assets under management
Income Fund	Steven Bleiberg	18 registered investment companies with approximately $1.48 billion in total assets under management	58 other pooled investment vehicles with approximately $2.4 billion in assets under management	5 other accounts with approximately $0.27 billion in total assets under management
	Andrew Purdy	17 registered investment companies with approximately $1.34 billion in total assets under management	42 other pooled investment vehicles with approximately $0.39 billion in assets under management	2 other accounts with approximately $0.23 billion in total assets under management

Portfolio Manager Compensation

LMGAA investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

The level of incentive compensation is determined by the senior management of Legg Mason and is awarded on a discretionary basis. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the funds’ portfolio managers.

The manager, the subadviser, the funds and the underlying funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the funds, or by the underlying funds, will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

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These potential conflicts include:

Allocation of Limited Time and Attention (funds and underlying funds).  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities (underlying funds).  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies (underlying funds).  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers (underlying funds).  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation (funds and underlying funds).  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of subadviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities (funds and underlying funds).  The manager, the subadviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager, the subadviser and its affiliates.

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Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the funds’ portfolio managers as of January 31, 2009.

Dollar Range of
Fund	Portfolio Manager(s)	Ownership of Securities

Allocation 100%	Steven Bleiberg	None
Allocation 85%	Steven Bleiberg	None
Allocation 70%	Steven Bleiberg	None
Allocation 50%	Steven Bleiberg	$50,001 - $100,000
Allocation 30%	Steven Bleiberg	None
Income Fund	Steven Bleiberg	None
Allocation 100%	Andrew Purdy	None
Allocation 85%	Andrew Purdy	None
Allocation 70%	Andrew Purdy	None
Allocation 50%	Andrew Purdy	None
Allocation 30%	Andrew Purdy	None
Income Fund	Andrew Purdy	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the funds’ prospectus. The contractual and voluntary expense caps, waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class, (ii) expenses of

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holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm) and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

A voluntary fee waiver/reimbursement (“expense cap”) may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap shown in the footnotes to the fee table of the fund’s prospectus, if any. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the expense cap. The Board has been apprised of the expense cap and recapture arrangement.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as each fund’s sole and exclusive distributor pursuant to a written agreement (the “distribution agreement”).

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of a fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect subsidiary of Citigroup Inc., and PFS Investments Inc. (“PFS”) served as co-distributors along with LMIS.

Commissions on Class A Shares

For the fiscal years ended January 31, 2009, January 31, 2008 and January 31, 2007, the aggregate dollar amounts of commissions on Class A shares for the funds were as follows:

	2/1/08	02/01/07	2/1/06
	through	through	through
Name of Portfolio	01/31/09(1)	01/31/08(2)	01/31/07(3)

Allocation 100%	$1,272,280	$1,047,337	$280
Allocation 85%	$2,701,185	$2,526,825	$1,214,402
Allocation 70%	$1,840,315	$1,850,643	$685,778
Allocation 50%	$1,260,218	$1,171,852	$409,791
Allocation 30%	$469,956	$416,391	$158,756
Income Fund	$102,145	$60,820	$48,440

(1)	The following amounts were paid to PFS: $1,090,822, $2,253,787, $1,529,317, $1,036,250 and $418,136 and $90,283 by Allocation 100%, Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and the Income Fund, respectively, and the remaining amounts were paid to CGMI and LMIS.

(2)	The following amounts were paid to PFS: $967,129, $2,382,473, $1,729,929, $1,101,485, $406,315 and $58,706, by Allocation 100%, Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and Income Fund, respectively, and the remaining amounts were paid to CGMI and LMIS.

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(3)	The following amounts were paid to PFS: $255, $1,183,332, $652,424, $398,184, $153,538 and $47,140 by Allocation 100%, Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and the Income Fund, respectively, and the remaining amounts were paid to CGMI.

Contingent Deferred Sales Charges on Class A, B and C Shares

For each of the fiscal years ended January 31, 2009, January 31, 2008 and January 31, 2007, the following deferred sales charges were paid on redemptions of the funds shares:

	Class A
	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
Name of Fund	01/31/09(1)	01/31/08(1)	01/31/07(1)

Allocation 100%	$30	$296	$0
Allocation 85%	$750	$139	$225
Allocation 70%	$1,900	$486	$392
Allocation 50%	$0	$401	$334
Allocation 30%	$225	$367	$173
Income Fund	$3	$0	$905

(1)	Paid to PFS and LMIS.

	Class B
	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
Name of Fund	01/31/09(1)	01/31/08(1)	01/31/07(1)

Allocation 100%	$49,759	$15,530	$0
Allocation 85%	$234,892	$253,003	$254,777
Allocation 70%	$202,747	$205,810	$216,543
Allocation 50%	$112,598	$107,583	$125,944
Allocation 30%	$37,704	$39,204	$50,427
Income Fund	$15,851	$20,809	$164,585

(1)	Paid to PFS and LMIS.

	Class C
	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
Name of Fund	01/31/09(1)	01/31/08(1)	01/31/07(1)

Allocation 100%	$2,930	$8,220	$0
Allocation 85%	$3,053	$6,339	$1,984
Allocation 70%	$2,978	$5,197	$3,002
Allocation 50%	$1,472	$2,028	$2,351
Allocation 30%	$879	$1,208	$385
Income Fund	$55	$8	$38

(1)	All amounts were paid to LMIS.

Shareholder Services and Distribution Plan

Each fund has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B, Class C, Class FI and Class R shares. Under the 12b-1 Plan, each fund pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class B, Class C and Class R shares and service fees for Class A, Class B, Class C, Class FI and Class R shares. The distributor will provide the Board with periodic reports of amounts expended under the Plan and

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the purposes for which such expenditures were made. Each fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B, Class C, Class FI and Class R shares. In addition, each fund, except Allocation 30% and Income Fund, pays distribution fees with respect to Class B and Class C shares at the annual rate of 0.75% of the fund’s average daily net assets. Allocation 30% and Income Fund pay distribution fees with respect to Class B and Class C shares at the annual rate of 0.50% and 0.45%, respectively, of the fund’s average daily net assets. Each fund pays distribution fees with respect to Class R shares at an annual rate of 0.25% of the fund’s average daily net assets.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The funds also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The 12b-1 Plan permits the funds to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The funds may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the funds. In their annual consideration of the continuation of the 12b-1 Plan for the funds, the Trustees will review the 12b-1 Plan and the expenses for each class within the funds separately.

The 12b-1 Plan also recognizes that various service providers to the funds, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds’ distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the fund who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the funds and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Trust and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the funds at any time by a vote of a majority of the funds’ Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The funds will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the funds will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the funds in connection with the offering of shares of the funds pursuant to the distribution agreement.

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Dealer reallowances, if any, are described in the funds’ prospectus.

For the fiscal years ended January 31, 2009, January 31, 2008 and January 31, 2007, the following distribution and service fees were accrued and/or paid to CGMI, LMIS and PFS by the funds and the predecessor funds:

	Class A
	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
Name of Fund	01/31/09	01/31/08	01/31/07

Allocation 100%	$99,124	$41,985	$20
Allocation 85%	$1,079,804	$1,275,140	$1,162,723
Allocation 70%	$901,491	$1,066,130	$984,277
Allocation 50%	$552,454	$634,763	$596,184
Allocation 30%	$194,132	$209,177	$192,640
Income Fund	$67,924	$83,051	$87,305

	Class B
	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
Name of Fund	01/31/09	01/31/08	01/31/07

Allocation 100%	$103,027	$45,283	$24
Allocation 85%	$1,032,551	$1,475,147	$1,733,920
Allocation 70%	$867,060	$1,238,430	$1,545,356
Allocation 50%	$490,220	$681,971	$877,719
Allocation 30%	$116,398	$151,852	$196,110
Income Fund	$40,339	$57,820	$76,773

	Class C
	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
Name of Fund	01/31/09	01/31/08	01/31/07

Allocation 100%	$70,354	$62,456	$66
Allocation 85%	$174,752	$286,902	$315,302
Allocation 70%	$223,920	$309,667	$312,754
Allocation 50%	$180,268	$263,202	$291,706
Allocation 30%	$27,589	$41,028	$45,143
Income Fund	$7,003	$11,456	$15,004

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For the fiscal year ended January 31, 2009, LMIS incurred distribution expenses for marketing, printing, amortization of fronted commissions and third party fees as expressed in the following table:

	Third Party				Total
	Fees	Marketing	Amortization	Printing	Expense

Allocation 100%
Class A	$97,824	$0	$0	N/A	$97,824
Class B	$94,976	$26,746	$18,635	$3,449	$143,806
Class C	$30,940	$5,936	$38,902	$703	$76,481

Allocation 85%
Class A	$1,083,673	$0	$0	N/A	$1,083,67
Class B	$957,434	$52,901	$187,467	$29,803	$1,227,605
Class C	$138,034	$3,995	$37,824	$2,466	$182,319

Allocation 70%
Class A	$905,086	$0	$0	N/A	$905,086
Class B	$771,118	$38,965	$157,604	$20,256	$987,943
Class C	$178,105	$5,378	$46,945	$2,574	$233,002

Allocation 50%
Class A	$553,923	$0	$0	N/A	$553,923
Class B	$424,049	$23,987	$89,332	$9,044	$546,412
Class C	$151,250	$3,477	$30,063	$1,527	$186,317

Allocation 30%
Class A	$194,424	$0	$0	N/A	$194,424
Class B	$102,301	$10,038	$18,928	$2,306	$133,573
Class C	$20,334	$1,119	$7,365	$427	$29,325

Income Fund
Class A	$67,981	$0	$0	N/A	$67,981
Class B	$34,053	$1,722	$6,562	$2,157	$44,494
Class C	$4,989	$0	$2,067	$321	$7,377

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of the funds, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities a fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as the funds’ securities lending agent and in that case would receive a share of the income generated by such securities lending activities.

Boston Financial Data Services, Inc. (the “transfer agent”), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the funds’ transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a

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monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the funds.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending January 31, 2010.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the manager, the subadviser and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the code of ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the funds, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the funds’ securities holdings are voted, a summary of which is attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to fund securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

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PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the funds. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class B, Class C, Class FI, Class R or Class I shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the funds’ prospectus.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Class I Shares.  The following persons are permitted to purchase Class I shares of the fund: (1) current employees of the fund’s manager and its affiliates; (2) current and former board members of investment companies managed by affiliates of Legg Mason; (3) current and former board members of Legg Mason; and (4) the immediate families of such persons. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.1

Purchase orders received by a fund prior to the close of regular trading on the New York Stock Exchange (the “NYSE”) on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is received by the fund’s agent prior to its close of business. Payment must be made with the purchase order.

Systematic Investment Plan.  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares.  Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the funds’ prospectus.

 1 Employees who leave the employment of Legg Mason will be able to retain ownership of their Class I shares but will not be able to purchase additional shares.

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Members of the selling group may receive a portion of the sales charge as described in the prospectus and may be deemed to be underwriters of a fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of a fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and Class C Shares.  Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, R and I Shares.  Class FI, Class R and Class I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.  Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup Inc. (“Citigroup”);

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares (except for Allocation 100%) at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs

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for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege — Please see the prospectus for information regarding accumulation privileges.

Letter of Intent — helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.  Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts.  Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases.  You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent.  You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

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Sales and Exchanges.  Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent.  You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.  Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.  If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class B shares, Class C shares and Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the

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preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

	Contingent Deferred
	Sales Charge
	(Allocation 100%,	Contingent Deferred
	Allocation 85%,	Sales Charge
	Allocation 70%,	(Allocation 30%
Year Since Purchase Payment Was Made	Allocation 50%)	and Income Fund)

First	5.00%	4.50%
Second	4.00	4.00
Third	3.00	3.00
Fourth	2.00	2.00
Fifth	1.00	1.00
Sixth and thereafter	0.00	0.00

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The funds’ distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

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Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs authorized prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable Legg Mason Partners fund are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares may be purchased by plans investing less than $3,000,000. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000, at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The funds offer their shares on a continuous basis. The public offering price for each class of shares of each fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class B, Class C, Class FI, Class R and Class I shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class B and Class C shares, and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

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Set forth below is an example of the method of computing the offering price of the Class A shares of each fund based on the NAV of a share of the fund as of January 31, 2009.

Allocation 100%
Class A (based on a NAV of $5.99 and a maximum initial sales charge of 5.75%)	$6.36
Allocation 85%
Class A (based on a NAV of $8.26 and a maximum initial sales charge of 5.75%)	$8.76
Allocation 70%
Class A (based on a NAV of $8.35 and a maximum initial sales charge of 5.75%)	$8.86
Allocation 50%
Class A (based on a NAV of $8.20 and a maximum initial sales charge of 5.75%)	$8.70
Allocation 30%
Class A (based on a NAV of $8.40 and a maximum initial sales charge of 4.25%)	$8.77
Income Fund
Class A (based on a NAV of $7.79 and a maximum initial sales charge of 4.25%)	$8.14

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the funds normally utilize is restricted, or an emergency exists, as determined by the SEC, so that disposal of the funds’ investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the funds’ shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request.

Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange.

Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The funds no longer issue share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program.  Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The funds and their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The funds reserve the right to suspend, modify or discontinue the telephone redemption and

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exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the prospectus. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities and the market price of those securities will be subject to fluctuation until they are sold. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the funds except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, FI, R and I Exchanges.  Class A, FI, R and I shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges.  Class B shares of a fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

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Class C Exchanges.  Class C shares of a fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares (except for Allocation 100%) in accordance with the program terms. See “Grandfathered Retirement Programs with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege.

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the prospectus.

During times of drastic economic or market conditions, a fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components — redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the next determined price after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class may differ. Please see the prospectus for a description of the procedures used by each fund in valuing its assets.

DIVIDENDS AND DISTRIBUTIONS

The Income Fund’s policy is to declare and pay monthly dividends from its net investment income. The policy of Allocation 50% and Allocation 30% is to declare and pay quarterly dividends from net investment income. The policy of Allocation 100%, Allocation 85% and Allocation 70% is to declare and pay annual dividends from net investment income. Distributions from net realized capital gains, if any, in each of the separate portfolios will be made annually. Each fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains (including income and capital gains distributed from the underlying funds) in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gain distributions will automatically be reinvested in additional shares of the same class at NAV, with no additional sales charge or deferred sales charge. A

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shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly by the transfer agent should notify the transfer agent in writing, requesting a change to this automatic reinvestment option.

PORTFOLIO TRANSACTIONS

Brokerage

Decisions to buy and sell securities for the funds are made by LMGAA, subject to the overall review of the Board. Although investment decisions for the funds are made independently from those of the other accounts managed by LMGAA, investments of the type that the funds may make also may be made by those other accounts. When a fund and one or more other accounts managed by LMGAA is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by LMGAA to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

For the fiscal year ended January 31, 2009, the funds did not pay commissions or direct brokerage transactions related to research services.

The funds paid the following brokerage commissions during the fiscal years ended January 31, 2009, January 31, 2008 and January 31, 2007.

	2009(1)	2008(2)	2007(2)

Allocation 100%	$6,892	$0	$0
Allocation 85%	$50,335	$0	$0
Allocation 70%	$16,113	$0	$0
Allocation 50%	$3,760	$0	$0
Allocation 30%	$305	$0	$0
Income Fund	$0	$0	$0

(1)	Reflects brokerage commissions paid on sales of securities received in redemptions of shares of underlying funds

(2)	The funds did not have sales of securities in 2008 and 2007 since no securities were received in redemptions of shares of underlying funds.

On January 31, 2009, none of the funds held securities issued by their regular brokers or dealers.

Decisions to buy and sell shares of the underlying funds for the funds are made by the underlying funds’ investment advisers, subject to the overall supervision and review of the Board.

The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The funds’ Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the manager’s or the subadviser’s other clients. Investment decisions for the funds and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in

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a security for a fund. When purchases or sales of the same security for a fund and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, LMIS or its affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for Income Fund), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing

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with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board. The release of portfolio holdings other than in ongoing arrangements is subject to a written agreement which requires the recipient to keep the information confidential and to use the information only for the purpose specified in the agreement. The approval of a fund’s Chief Compliance Officer, or designee, must be obtained prior to the release of the information other than in an ongoing arrangement.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the fund’s Board.

Currently, the funds typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of March 31, 2009, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
RogersCasey (Equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End

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Recipient	Frequency	Delay Before Dissemination

Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days after Quarter End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days after Quarter End
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Monthly	6-8 business days
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None
DST International	As necessary	Varies
Interactive Data Corp	Daily	None
Citigroup Global Markets Inc.	Daily	None

THE TRUST

The Trust.  The certificate of trust to establish Legg Mason Partners Equity Trust (referred to in this section as the “trust”) was filed with the State of Maryland on October 4, 2006. On April 16, 2007, each fund was redomiciled as series of the trust. Prior thereto, each fund was a series of Legg Mason Partners Investment Trust, a Massachusetts business trust. Prior to the reorganization of each fund as series of Legg Mason Partners Investment Trust, each fund was a series of, a Maryland corporation.

Each fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of

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shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The funds are not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares rather than all series or classes.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the funds with identification required by law, or if the funds are unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the funds information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the funds may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

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Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the funds, as a series of the trust, represents an interest in the funds only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the funds and requires the funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the funds or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the funds’ trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the funds, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the funds in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was

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made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the funds at the end of the period covered. In an effort to reduce the funds’ printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each fund and its shareholders. The discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Tax Treatment of the Funds

Each fund will be treated as a separate taxpayer for federal income tax purposes. Each fund has elected to be treated and intends to qualify each year as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies (such as the underlying funds), U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Underlying fund investments in partnerships, including in qualified publicly traded

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partnerships, may result in an underlying fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided such fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain plus or minus certain adjustments) and (ii) 90% of its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation tax rates on any taxable income or gains that it does not distribute to its shareholders.

Distributions received by a fund from an underlying fund attributable to the underlying fund’s investment company taxable income including distributions of short-term capital gains are taxable as dividend income to the fund. A fund may not offset short-term capital gains distributed by the underlying funds against other realized losses or capital loss carryovers, if any. Distributions received by a fund from an underlying fund attributable to the excess of the underlying fund’s net long-term capital gain over its net short-term capital loss and that are properly designated as “capital gain dividends” are taxable as long-term capital gain to the fund, regardless of how long the fund has held the underlying fund’s shares. Upon the sale or other disposition by a fund of shares of any underlying fund, the fund generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the fund’s holding period for the shares. Fund losses realized upon redemptions from underlying funds may be deferred indefinitely as investments made into the same underlying funds thirty days and after the redemption may trigger “wash sale” tax rules, which defer the recognition of losses. The funds intend to take the position that all redemptions from the underlying funds should be recognized as redemptions and not treated as dividends for tax purposes, but the IRS could disagree with this position.

The unused capital loss carryforwards of Allocation 100%, Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and Income Fund as of January 31, 2009 were approximately $4,302,576, $0, $10,172,840, $5,850,125, $1,542,696, and $6,949,838, respectively. For U.S. federal income tax purposes, each such respective amount is available to be applied against future capital gains of the related fund that are realized prior to the expiration of the applicable carryforward.

The carryovers expire as follows:

	2012	2013	2014	2015	2016	2017

Allocation 100%	$—	$—	$—	$—	$—	$4,302,576
Allocation 85%	$—	$—	$—	$—	$—	$—
Allocation 70%	$—	$—	$5,972,151	$—	$—	$4,200,689
Allocation 50%	$—	$—	$—	$—	$—	$5,850,125
Allocation 30%	$—	$—	$899,887	$—	$—	$642,809
Income Fund	$345,727	$95,670	$1,336,048	$1,331,052	$2,356,048	$1,485,293

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax. In certain situations, a fund may, for a taxable year, defer all or a portion of its capital losses (and currency losses, if any) realized after October until the next year.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and

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profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. The failure of an underlying fund to remain qualified as a regulated investment company could, in turn, cause a fund investing in such underlying fund to fail to satisfy the RIC asset diversification requirements.

Tax Treatment of the Underlying Funds

Each underlying fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any U.S. federal income or excise tax. The underlying funds are subject to the same asset diversification and income distribution requirements applicable to the funds.

An underlying fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such underlying fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the underlying fund and defer underlying fund losses. These rules could therefore affect the character, amount and timing of distributions to the funds and thus to the shareholders. These provisions also (a) will require an underlying fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the underlying fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each underlying fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the underlying fund as a regulated investment company.

An underlying fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by an underlying fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the underlying fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the underlying fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the underlying fund.

As a result of entering into swap contracts, an underlying fund may make or receive periodic net payments. An underlying fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the underlying fund has been a party to the swap for more than one year). With respect to certain types of swaps, an underlying fund may be required to currently recognize income or loss with respect to

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future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

An underlying fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below), or partnerships, trusts in which the underlying fund invests, certain options, futures or forward contracts, or “appreciated financial positions,” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the underlying fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. An underlying fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, an underlying fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when an underlying fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in an underlying fund’s hands. Except with respect to certain situations where the property used by an underlying fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by an underlying fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by an underlying fund for more than one year. In general, an underlying fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by an underlying fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by an underlying fund will reduce the return from the underlying fund’s investments.

If more than 50% of the value of an underlying fund’s assets at the close of its taxable year consists of stocks or securities of foreign corporations, that underlying fund may elect for U.S. federal income tax purposes to treat certain foreign taxes paid by it as paid by the funds that own its shares. Such a fund would then be required to include its proportionate share of the electing underlying fund’s foreign income and related foreign taxes in income even if the fund does not receive the amount representing foreign taxes. Each of the funds may invest in some underlying funds that expect to be eligible to make the above-described election. While a fund will be able to take a deduction for the foreign taxes that it will be treated as having paid if the election is made, the fund will not itself be able to elect to treat such foreign taxes as paid by its shareholders. Accordingly, the shareholders of the fund will not have an option of claiming a foreign tax credit or deduction for foreign taxes paid by the underlying funds, while persons who invest directly in such underlying funds may have that option.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time an underlying fund accrues income, receivables, expenses or other liabilities denominated in a foreign currency and the time the underlying fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in

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foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the underlying fund were to elect otherwise.

Passive Foreign Investment Companies.  If an underlying fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the underlying fund to its shareholders. Additional charges in the nature of interest may be imposed on the underlying fund in respect of deferred taxes arising from such distributions or gains.

If an underlying fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such underlying fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the underlying fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the underlying fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, an underlying fund may make a mark-to-market election that will result in the underlying fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the underlying fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the underlying fund and, once made, would be effective for all subsequent taxable years of the underlying fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such underlying fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The underlying fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Each underlying fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions.  Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders (including a fund invested in an underlying fund) of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income

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tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such distributions will not be eligible for the dividends-received deduction. All other dividends (including dividends from short-term capital gains) of a fund from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by a fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a fund from a real estate investment trust or another regulated investment company (such as an underlying fund) generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

Each fund or your Service Agent will send you information after the end of each year setting forth the amount of dividends paid by the fund that is eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

If an underlying fund derives dividends from domestic corporations, a portion of the income distributions of a fund that invests in that underlying fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends received deduction is reduced to the extent the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are treated as debt-financed under U.S. federal income tax law and is eliminated if either the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are deemed to have been held by the underlying fund, the fund or the

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shareholders, as the case may be, for less than a minimum period, generally 46 days, during a prescribed period with respect to each dividend. Dividends received by an underlying fund from a real estate investment trust will not be considered a dividend for this purpose. Dividends received by a fund or underlying fund from a regulated investment company will be eligible for the deduction for dividends received only to the extent distributions are made out of eligible dividends received by such regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not eligible for the dividends received deduction.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, each fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by a fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause a fund to designate some or all of its distributions as “excess inclusion income.” To a fund’s shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-US shareholders even from tax treaty countries; and (4) cause a fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders.

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made

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within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.  A fund may be required to withhold, for U.S. federal income tax purposes, at a current rate of 28% (“backup withholding”) from dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of stocks or securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

For foreign shareholders of a fund, a distribution attributable to the fund’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the fund’s assets is invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a fund’s assets are invested in REITs and other U.S. real property holding corporations.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a fund’s “qualified net interest income” (generally, the fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending

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on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

LEGAL MATTERS

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI, a former distributor of the funds and other affiliated funds (the “Funds”), and SBFM, based on the May 31, 2005 settlement order issued against CGMI and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

As of the date of this SAI, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Affected Funds”) and Board Members of the Affected Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Affected Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Affected Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Affected Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Affected Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

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On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Affected Funds in which none of the plaintiffs had invested, and dismissing those Affected Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, and against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Affected Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the funds (Statements of Assets and Liabilities) including the Schedules of Investments as of January 31, 2009, Statements of Operations for the year ended January 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended January 31, 2009, Financial Highlights for each of the years or periods in the five-year period ended January 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the funds), are incorporated by reference into this SAI (filed on April 3, 2009; Accession Number 0000950123-09-006071).

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Appendix A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (−): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior), or “R3” (good) or “R4” (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “−” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Appendix B

LEGG MASON GLOBAL ASSET ALLOCATION, LLC
Proxy Voting Policy and Procedures
December 2008

I.	Types of Accounts and Securities for Which LMGAA Votes Proxies

II.	General Guidelines

III.	How LMGAA Votes

IV.	Conflicts of Interest Procedure for Section 529 Plans

V.	Voting Procedure for Fund of Funds

VI.	Disclosure of Proxy Voting

VII.	Recordkeeping and Oversight

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LEGG MASON GLOBAL ASSET ALLOCATION, LLC
Proxy Voting Policy and Procedures

I.	Types of Accounts for Which LMGAA Votes Proxies

Each U.S. registered investment company (“Fund of Funds”) and Section 529 college savings plan (“529 Plan”) advised by Legg Mason Global Asset Allocation, LLC (“LMGAA”) invests in U.S. registered investment companies (“Underlying Funds”). Any proxy voting with respect to shares of Underlying Funds held by any Fund of Funds or 529 Plan, for which LMGAA acts as an adviser or sub-adviser with the power to vote proxies, is subject to this Proxy Voting Policy and Procedures.

LMGAA advises other clients through manager-of-managers arrangements, in which the various segments of each client’s multi-style investment portfolio is individually managed by a number of investment advisers (“Underlying Advisers”). As a manager of managers, LMGAA determines asset allocations to each Underlying Adviser, and LMGAA does not advise the client or otherwise make recommendations with respect to the purchase, holding or disposition of shares of individual securities. With respect to such manager-of-managers arrangements, LMGAA does not exercise any proxy voting authority with respect to the securities of individual corporate issuers held in the client’s portfolio. Such authority is reserved or delegated to the Underlying Advisers which have investment authority over such securities. For any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such proxy voting authority is reserved or delegated to the Underlying Advisers unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.

In connection with a transition from one Underlying Fund or Underlying Adviser to another, a client may temporarily hold a basket of securities (e.g., due to an Underlying Fund’s satisfaction of a redemption out of such fund on an in-kind basis) during the transition period. In such event, LMGAA will seek to liquidate the securities received as soon as practicable unless the successor Underlying Fund or the successor Underlying Adviser indicates that it is willing to accept such securities. LMGAA does not seek to vote proxies with respect to such securities (should one or more proxy record dates happen to fall within a transition period) because of the transitory nature of LMGAA’s holdings of such securities and the scope of LMGAA’s responsibilities with respect to such securities.

These policies and procedures are intended to fulfill applicable requirements imposed on LMGAA by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and ERISA, and the rules and regulations adopted under these laws.

II.	General Guidelines

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.  How LMGAA Votes

LMGAA has determined that proxy voting with respect to shares of Underlying Funds present diverse and complex policy issues that make the establishment of standard voting guidelines impractical. To the extent that LMGAA has proxy voting authority with respect to shares of Underlying Funds, LMGAA shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth in Section II. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes, but we are not required to follow any such recommendations. The use of an external service provider does not relieve LMGAA of its responsibility for the proxy vote.

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IV.  Conflicts-of-Interest Procedure for Section 529 Plans (“529 Plan” or “529 Plans”)

In furtherance of LMGAA’s goal to vote proxies in the best interests of 529 Plan clients, LMGAA follows procedures designed to identify and address material conflicts that may arise between LMGAA’s interests and those of its 529 Plan clients before voting investment company proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

LMGAA relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1. On behalf of 529 Plans, LMGAA brings all proxies relating to investment companies (“Affiliated Funds”) for which LMGAA or an affiliate serves as the sponsor, manager, adviser or sub-adviser to the attention of the Proxy Voting Committee (see Appendix B) for a conflicts of interest review.

2. The policy memorandum attached hereto as Appendix A will be distributed periodically to LMGAA employees. The policy memorandum alerts LMGAA employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of LMGAA with respect to voting investment company proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of LMGAA’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of the Compliance Department.

3. Based on information furnished by LMGAA employees pursuant to Section IV.A. above, LMGAA shall maintain an up to date list of Underlying Funds with respect to which LMGAA has a potential conflict of interest in voting proxies on behalf of client accounts. LMGAA shall not vote proxies on behalf of 529 Plans relating to investment companies where a potential conflict of interest has been identified until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV.B & C below.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1. LMGAA shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such LMGAA personnel as are designated from time to time. The current members of the Proxy Voting Committee are set forth on Appendix B hereto.

2. All conflicts of interest identified pursuant to the procedures outlined in Section IV.A. must be brought to the attention of the Proxy Voting Committee by the Compliance Department for resolution.

3. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LMGAA’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Department shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

4. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, LMGAA may vote proxies on behalf of the 529 Plan notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted on behalf of the 529 Plan. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(a) disclosing the conflict to clients and obtaining their instruction as to how to vote;

(b) voting shares in proportion to how other shareholders have voted (also known as “mirror” or “echo” voting);

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(c) voting in accordance with the recommendation of an independent third party;

(d) suggesting to clients that they engage another party to vote the proxy on their behalf;

(e) in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

(f) such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

2. The Compliance Department shall maintain a written record of the method used to resolve a material conflict of interest.

D.	Third Party Proxy Voting Firm — Conflicts of Interests

To the extent that LMGAA utilizes a third party proxy voting firm as described herein, LMGAA will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	Voting Procedure for Fund of Funds

With respect to proxy voting for any Fund of Funds investing in Underlying Funds advised by LMGAA’s affiliates, proxies for the shares of any such Underlying Fund will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such Underlying Fund. LMGAA may vote such proxies in accordance with other voting procedures approved by the Proxy Committee, provided such procedures comply with applicable law and/or regulatory requirements. With respect to proxy voting for an Underlying Fund that is an exchange-traded fund (“ETF”) advised by an adviser which is unaffiliated with LMGAA, LMGAA will vote such proxies in accordance with the general fiduciary principles set forth in Section II; provided that LMGAA will vote such proxies in accordance with an echo voting procedure to the extent required by LMGAA’s Section 12(d)(1) Procedures.

Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth in Section II, and such procedures are subject to review by the Proxy Committee.

VI.	Disclosure of Proxy Voting

LMGAA employees may not disclose to others outside of LMGAA (including employees of other Legg Mason business units) how LGMAA intends to vote a proxy absent prior approval from the Compliance Department.

If a LMGAA employee receives a request to disclose LMGAA’s proxy voting intentions to, or is otherwise contacted by, another person outside of LMGAA (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify the Compliance Department.

VII.  Recordkeeping and Oversight

LMGAA shall maintain the following records relating to proxy voting:

— a copy of these policies and procedures;

— a copy of each proxy form (as voted);

— a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

— documentation relating to the identification and resolution of conflicts of interest;

 * Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LMGAA’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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— any documents created by LMGAA that were material to a proxy voting decision or that memorialized the basis for that decision; and

— a copy of each written client request for information on how LMGAA voted proxies on behalf of the client, and a copy of any written response by LMGAA to any (written or oral) client request for information on how LMGAA voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of LMGAA.

With respect to each Fund of Funds for which LMGAA votes proxies, LMGAA shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, LMGAA may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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Appendix A

Memorandum

To:	All Legg Mason Global Asset Allocation, LLC (LMGAA) Employees

From:	Legal and Compliance

Date:	, 2008

Re:	LMGAA Proxy Voting Policy and Procedures-Conflicts of Interest with respect to Proxy Voting

Legg Mason Global Asset Allocation, LLC (LMGAA) currently has in place a proxy voting policy and procedures designed to ensure that LMGAA votes investment company proxies in the best interest of its Section 529 college savings plan clients. Accompanying this memorandum is a copy of LMGAA’s Proxy Voting Policy and Procedures (February 2008). The Proxy Voting Policy and Procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, LMGAA EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF LMGAA IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF LMGAA’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF THE COMPLIANCE DEPARTMENT.

All LMGAA employees must play an important role in helping our organization identify potential conflicts of interest that could impact LMGAA’s proxy voting. LMGAA employees need to (i) be aware of the potential for conflicts of interest on the part of LMGAA in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of LMGAA’s business, and (ii) bring conflicts of interest of which they become aware to the attention of the Compliance Department.

A conflict of interest arises when the existence of a personal or business relationship on the part of LMGAA or one of its employees or special circumstances that arise during the conduct of LMGAA’s business might influence, or appear to influence, the manner in which LMGAA decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a LMGAA employee has a spouse or other close relative who serves as a director or senior executive of an investment company or a service provider to an investment company. Another example would be a situation in which there was contact between LMGAA and non-LMGAA personnel in which the non-LMGAA Legg Mason personnel, on their own initiative or at the prompting of a client of a non-LMGAA unit of Legg Mason, tried to exert pressure to influence LMGAA’s proxy vote. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for LMGAA. You are encouraged to raise and discuss with the Compliance Department particular facts and circumstances that you believe may raise conflict of interest issues for LMGAA.

As described in the Proxy Policy and Procedures, LMGAA has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by the Compliance Department as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted. As described in the Proxy Policies and Procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that LMGAA employees should report all conflicts of interest of which they become aware to the Compliance Department.1 It is up to the

 1 The reporting procedures described in this memorandum apply to proxy voting for shares of the underlying funds held by Section 529 college savings plans advised by LMGAA, and do not apply to proxy voting for shares of underlying investment funds held by a fund of funds (i.e., a U.S. registered investment company investing in other U.S. registered investment companies). Proxy voting for fund-of-funds arrangements advised by LMGAA are subject to a separate voting procedure which is intended to be consistent with general fiduciary principles as provided under LMGAA’s Proxy Voting Policy and Procedures.

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Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

The obligation of LMGAA employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of the Compliance Department is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the LMGAA employee. Please consult the Compliance Department if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

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Appendix B

Proxy Voting Committee Members
Investment Representatives

Steven Bleiberg
Wayne Lin

Legal Representatives

Leonard Larrabee
Thomas Mandia

Compliance Representatives

Fred Jensen
Kwame Moses

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

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